      As filed with the Securities and Exchange Commission on October 25, 2005


================================================================================


                                                    1933 Act File No. 333-128545


                                                    1940 Act File No. 811-21809

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form N-2

                       (Check appropriate box or boxes)

[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


[X]  Pre-Effective Amendment No. 1


[ ]  Post-Effective Amendment No.

          and

[X]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


[X]  Amendment No. 1


                      Nuveen Equity Premium and Growth Fund
          Exact Name of Registrant as Specified in Declaration of Trust

                 333 West Wacker Drive, Chicago, Illinois 60606
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (800) 257-8787
               Registrant's Telephone Number, including Area Code

                               Jessica R. Droeger
                          Vice President and Secretary
                              333 West Wacker Drive
                             Chicago, Illinois 60606
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          Copies of Communications to:


         Stacy H. Winick                   Eric F. Fess            Leonard B. Mackey, Jr., Esq.
      Bell, Boyd & Lloyd PLLC          Chapman and Cutler LLP        Clifford Chance US LLP
   1615 L Street, N.W., Suite 1200          111 W. Monroe               31 W 52nd Street
       Washington, DC 20036              Chicago, IL 60603             New York, NY 10009


                  Approximate Date of Proposed Public Offering:

 As soon as practicable after the effective date of this Registration Statement

                              --------------------

     If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box)

     [X] when declared effective pursuant to section 8(c)

                             --------------------



       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


==============================================================================================================================
                                                                                     Proposed Maximum
   Title of Securities Being            Amount             Proposed Maximum         Aggregate Offering        Amount of
          Registered               Being Registered     Offering Price Per Unit         Price (1)         Registration Fee (2)
------------------------------------------------------------------------------------------------------------------------------
Common Shares, $0.01 par value       1,000 Shares             $20.00                     $20,000                    $2.35
==============================================================================================================================


(1) Estimated solely for the purpose of calculating the registration fee.



(2) All of which has previously been paid.



     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.




                             Subject to Completion
                 Preliminary Prospectus dated October 25, 2005


PROSPECTUS
[LOGO] NUVEEN
Investments


                                         Shares

                     Nuveen Equity Premium and Growth Fund

                                 Common Shares

                               $20.00 per Share


                               ----------------

   Investment Objectives. The Fund is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund intends to pursue its investment objectives by utilizing an integrated equity index option strategy.

   No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering.



                                                  (continued on following page)


    Investing in the Fund's common shares involves certain risks that are described in the "Risks" section beginning on page 22 of this prospectus.




                               ----------------


                                                  Per Share Total(3)
            -                                     --------- --------
            Public offering price................  $20.00      $
            Sales load(1)........................    $.90      $
            Estimated offering expenses(2).......    $.04      $
            Proceeds, after expenses, to the Fund  $19.06      $



    (1)The Fund has agreed to pay the underwriters $.00667 per Common Share as a partial reimbursement of expenses incurred in connection with the offering. See "Underwriting" on page 40 of this prospectus.
    (2)In addition to the sales load, the Fund will pay offering expenses of up
       to $.04 per Common Share, estimated to total $      , which will reduce
       the proceeds to the Fund. Nuveen Investments, LLC has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs (other than sales load) that exceed $.04 per Common Share. NAM may also (x) pay additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated and to certain qualifying underwriters and (y) pay a structuring fee to certain underwriters, including Citigroup Global Markets Inc., UBS Securities LLC and A.G. Edwards & Sons, Inc. See "Underwriting" on page 40 of this prospectus.
    (3)The underwriters have an option to purchase up to
       additional shares of the Fund at the public offering price, less the sales load, within 45 days of the date of this prospectus to cover any overallotments. If the underwriters exercise this option in full, the total public offering price, sales load, estimated offering expenses and
       proceeds, after expenses, to the Fund will be $      , $      , $
       and $      , respectively. See "Underwriting" on page 40 of this
       prospectus.

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

   The common shares will be ready for delivery on or about       , 2005.


                               ----------------


             Merrill Lynch & Co.          Nuveen Investments, LLC



         Citigroup UBS Investment Bank A.G. Edwards Wachovia Securities


Advest, Inc.                          BB&T Capital Markets                    Robert W. Baird & Co.
Banc of America Securities LLC H&R Block Financial Advisors, Inc.             Crowell, Weedon & Co.
Deutsche Bank Securities              Ferris, Baker Watts         J.J.B. Hilliard, W.L. Lyons, Inc.
                                          Incorporated
Janney Montgomery Scott LLC         KeyBanc Capital Markets                  Legg Mason Wood Walker
                                                                            Incorporated
Oppenheimer & Co.                     RBC Capital Markets                           Ryan Beck & Co.
Stifel, Nicolaus & Company       Wedbush Morgan Securities Inc.              Wells Fargo Securities
        Incorporated


                               ----------------

               The date of this prospectus is           , 2005.

(continued from previous page)

   Portfolio Contents. Under normal market circumstances, the Fund will invest its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of the Standard & Poor's 500(R) Stock Index and is designed to support the Fund's index option strategy. The Fund intends to pursue its investment objectives by utilizing an index option strategy of selling index call options and purchasing index put options, each on the Standard & Poor's 500 Stock Index. The Fund's index option strategy will consist of selling index call options to generate current income from premiums and purchasing index put options to provide a measure of protection to the Fund from a significant market decline over a short period of time. Initially, the Fund will sell index call options on a continuous basis on approximately 80% of the value of its equity portfolio. Thereafter, the Fund may elect to increase or decrease the amount of index call options sold by the Fund if deemed strategically advisable by the Fund's adviser and subadviser. By selling index call options on less than the full value of the equity portfolio, the Fund retains any potential capital appreciation or depreciation on the portion of the equity portfolio not effectively subject to the call options. Initially, the Fund will purchase index put options on approximately 80% of the value of its equity portfolio. Thereafter, the Fund may elect to vary the amount of index put options purchased by the Fund if deemed strategically advisable by the Fund's adviser and subadviser based on the relative cost of index put options compared to the protection afforded the equity portfolio by such index put options.


   Adviser and Subadviser.   The Fund will have an investment adviser and a
subadviser. Nuveen Asset Management, the investment adviser, will be responsible for determining the Fund's overall investment strategy. Gateway Investment Advisers, L.P., the subadviser, will be responsible for investing the Fund's managed assets in its index option strategy and in the equity securities acquired for the purpose of supporting that strategy.


   The Fund's common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol is "JPG."

   You should read this prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference.
A Statement of Additional Information, dated         , 2005, and as it may be
supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 43 of this prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund, and make shareholder inquiries by calling
(800) 257-8787, by writing to the Fund or from the Fund's website (http://www.nuveen.com). You also may obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).


   The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                               TABLE OF CONTENTS


                                                                                 Page
                                                                                 ----
Prospectus Summary..............................................................   4
Summary of Fund Expenses........................................................  13
The Fund........................................................................  14
Use of Proceeds.................................................................  14
The Fund's Investments..........................................................  14
Risks...........................................................................  22
Management of the Fund..........................................................  27
Net Asset Value.................................................................  29
Distributions...................................................................  30
Dividend Reinvestment Plan......................................................  32
Description of Shares...........................................................  33
Certain Provisions in the Declaration of Trust..................................  35
Repurchase of Fund Shares; Conversion to Open-End Fund..........................  36
Tax Matters.....................................................................  37
Underwriting....................................................................  40
Custodian and Transfer Agent....................................................  42
Legal Opinions..................................................................  42
Table of Contents for the Statement of Additional Information...................  43


                                 -------------


   You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund's prospects and, after it commences investment operations, its business, financial condition and results of operations, each may have changed since the date on the front of this prospectus. The Fund will amend this prospectus if there are any material changes to the information provided subsequent to the date of the prospectus and prior to completion of this offering.

                              PROSPECTUS SUMMARY


   This is only a summary. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information prior to making an investment in the Fund. See "Risks."


The Fund..............   Nuveen Equity Premium and Growth Fund (the "Fund") is
                         a newly organized, diversified, closed-end management investment company.


The Offering..........   The Fund is offering            common shares of
                         beneficial interest at $20.00 per share through a
                         group of underwriters (the "Underwriters") led by
                         Merrill Lynch, Pierce, Fenner & Smith Incorporated
                         ("Merrill Lynch") and Nuveen Investments, LLC
                         ("Nuveen"). The common shares of beneficial interest
                         are called "Common Shares" in this prospectus. You
                         must purchase at least 100 Common Shares in this
                         offering. The Fund has given the Underwriters an
                         option to purchase up to            additional Common
                         Shares to cover orders in excess of            Common
                         Shares. See "Underwriting." Nuveen has agreed to pay
                         (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $.04 per Common Share.


Investment Objectives
  and Policies......     The Fund's primary investment objective is to provide
                         a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective.
                         The Fund's investment objectives and certain investment policies are considered fundamental and may not be changed without shareholder approval. The Fund cannot assure you that it will attain its investment objectives. See "The Fund's Investments" and "Risks."


                         Under normal circumstances, the Fund will invest its Managed Assets (as defined on page 6 of this prospectus) in a diversified equity portfolio (the "Equity Portfolio") that seeks to substantially replicate price movements of the Standard & Poor's 500(R) Stock Index (the "S&P 500 Index") and is designed to support the Fund's Index Option Strategy (as defined below). Under normal market circumstances, the Fund currently expects to be fully invested (at least 95% of its Managed Assets) in the Equity Portfolio and Index Option Strategy (as defined below), and in no case will the Fund invest less than 80% of its Managed Assets in the Equity Portfolio.


                         The Fund will pursue its investment objectives by selling index call options and purchasing index put options, each on the S&P 500 Index (the "Index Option Strategy").


                         The Fund will invest in an Equity Portfolio that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Index Option Strategy. The Equity Portfolio will seek to generate a higher dividend yield than the dividend yield of the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks that is market-capitalization weighted and is generally representative of the performance of larger companies in the U.S. It is not possible to invest in the S&P 500 Index. "Standard & Poor's(R)", "S&P(R)", "Standard & Poor's 500", "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies,
                         Inc. and the Fund expects to license the use of such trademarks. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. The Fund intends to maintain an overlap of less than 70% between the stocks held in the Equity Portfolio and the stocks comprising the S&P 500 Index. Therefore, the total return on the Equity Portfolio may be more than or less than the total return of the S&P 500 Index.

                         The Fund will pursue its investment objectives by utilizing its Index Option Strategy of selling index call options and purchasing index put options, each on the S&P 500 Index. Initially, the Fund will sell index call options on a continuous basis on approximately
                         80% of the value of the Equity Portfolio. Thereafter, the Fund may elect to increase or decrease the amount of index call options sold by the Fund if deemed strategically advisable by the Fund's adviser and subadviser. By selling index call options on less than the full value of the Equity Portfolio, the Fund retains any potential capital appreciation or depreciation on the portion of the Equity Portfolio not effectively subject to the call options.
                         Initially, the Fund will purchase index put options on approximately 80% of the value of the Equity Portfolio to provide a measure of protection to the Fund against a significant market decline over a short period of time. Thereafter, the Fund may elect to vary the amount of index put options purchased by the Fund if deemed strategically advisable by the Fund's adviser and subadviser based on the relative cost of index put options compared to the protection afforded the Equity Portfolio by such index put options. The Fund will purchase index put options with the premiums received by the Fund from the sale of index call options. The excess cash flows derived from selling index call options, less the cost of purchasing index put options, is referred to as "net index option premiums."

                         The Fund will sell and purchase S&P 500 Index options that are exchange-listed and that are "European style," meaning that the options only may be exercised on the expiration date of the option. The options the Fund sells and purchases generally will have expiration dates within six calendar months following the month in which they were written. Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based (in the case of the Fund, the S&P 500 Index) is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and
                         (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.


                         As the seller of an S&P 500 Index call option, the Fund receives cash (the premium) from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the S&P 500 Index over a fixed price (the exercise price) on a certain date in the future (the expiration date). The premium, the exercise price and the market value of the S&P 500 Index determine the gain or loss realized by the Fund as the seller of the index call option.

                         Generally, the Fund intends to sell S&P 500 Index call options near to "at-the-money" (i.e., the exercise price generally will be within a close range above or below the current level of the cash value of the S&P 500 Index). The Fund, in effect, sells the potential appreciation in the value of the portion of the Equity Portfolio subject to call options in exchange for the premium. If, at expiration, the purchaser exercises the S&P 500 Index call option sold by the

                         Fund, the Fund will pay the purchaser the difference between the cash value of the S&P 500 Index and the exercise price of the index option. See "The Fund's Investments" and "Risks."


                         As the purchaser of an S&P 500 Index put option, the Fund, in exchange for a premium, has the right to receive a cash payment from the seller of the option in the event the value of the S&P 500 Index is below the exercise price of the index put option upon its expiration. The Fund will purchase S&P 500 Index put options to provide a measure of protection to the Fund against a significant market decline over a short period of time. However, because the Fund (1) may elect not to purchase S&P 500 Index put options on a continuous basis, (2) may elect not to purchase S&P 500 Index put options on the full value of the Equity Portfolio and (3) generally will purchase S&P 500 Index put options that are "out-of-the-money," the Fund will not be fully covered against a market decline. An S&P 500 Index put option is out-of-the-money when its exercise price is less than the cash value of the S&P 500 Index. The Fund would ordinarily realize a gain on an index put option if
                         (i) at the end of the index option period, the value of the S&P 500 Index decreased below the exercise price of the index put option sufficiently to more than cover the premium and transaction costs or (ii) the Fund sells the index put option prior to its expiration at a price that is higher than its cost.


                         The Fund generally will terminate its index option positions prior to their respective expiration dates. In the case of index call options, the cost of repurchasing an option will determine the gain or loss realized by the Fund, and in the case of index put options, the proceeds from the sale will determine the gain or loss realized by the Fund.


                         The Fund's net assets, including assets attributable to any preferred shares of beneficial interest ("FundPreferred(TM) shares") that may be outstanding and the principal amount of any borrowing or issuance of commercial paper or notes (collectively, "Borrowings"), are called "Managed Assets." However, the Fund has no current intention to issue FundPreferred shares or incur Borrowings.


                         Under normal circumstances:


                            . The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar-denominated.


                            . The Fund may invest up to 15% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable).

                         Nuveen Asset Management ("NAM") will be responsible for determining the Fund's overall investment strategy and its implementation. The Fund's Managed Assets to be invested in the Index Option Strategy and the supporting Equity Portfolio will be managed by Gateway Investment Advisers, L.P. ("Gateway").


                         During temporary defensive periods or in order to keep the Fund's cash fully invested, the Fund may deviate from its investment objectives and invest all or a portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In addition, upon Gateway's recommendation that a change would be in the Fund's best interests and upon concurrence by NAM, and subject to approval of the Fund's Board of Trustees, Gateway may deviate from its investment guidelines noted above. For a more complete discussion of the Fund's portfolio composition, see "The Fund's Investments."

Investment Adviser and
  Subadviser..........   NAM, the Fund's investment adviser, will be
                         responsible for determining the Fund's overall investment strategy and its implementation.

                         Gateway will manage the Fund's Managed Assets to be invested in the Index Option Strategy and supporting Equity Portfolio. NAM and Gateway will sometimes individually be referred to as an "Adviser" and collectively be referred to as the "Advisers."


                         NAM, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen Investments"). Founded in 1898, Nuveen Investments, Inc. and its affiliates had over $128 billion of assets under management as of September 30, 2005. According to Thomson Wealth Management, Nuveen is the leading sponsor of closed-end exchange-traded funds as measured by the number of funds (113) and the amount of fund assets under management (approximately $52.3 billion) as of August 31, 2005.

                         Gateway, a Delaware limited partnership, is a registered investment adviser that provides services to high net worth individuals, investment companies, pension and profit sharing plans, charitable organizations and corporations. Gateway and its predecessor organization have provided investment advisory services since 1977. As of September 30, 2005, Gateway had assets under management of approximately $5.8 billion. Gateway specializes in the management of index option-based strategies for managing risk in equity portfolios. Gateway is the investment adviser to two mutual funds and three closed-end funds that invest in integrated equity index option strategies similar to that to be utilized by the Fund. Gateway also manages index option-based strategies for employee benefit plans, high net worth individuals, endowments, foundations and other institutions.

                         The Fund will pay NAM an annual management fee, payable monthly, in a maximum amount equal to 0.88% of the Fund's average daily Managed Assets. This maximum fee is equal to the sum of a "fund-level fee" and a "complex-level fee." The fund-level fee is a maximum of 0.68% of the Fund's average total daily Managed Assets, with lower fee levels for fund-level assets that exceed $500 million. The complex-level fee is a maximum of 0.20% of the Fund's daily Managed Assets based on the daily Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the U.S., with lower fee levels for complex-level assets that exceed
                         $55 billion. Based on complex-level assets of approximately $66.2 billion as of September 30, 2005, the complex-level fee would be 0.1898% of the Fund's Managed Assets and the total fee to NAM would be 0.8698% of Managed Assets (assuming Fund Managed Assets of $500 million or less). NAM has agreed to pay, out of the management fees NAM receives from the Fund, a fee to Gateway for subadvisory services at the rates listed on page 29 of this prospectus. For more information on fees and expenses, including fees attributable to Common Shares, see "Management of the Fund."



Distributions.........   Commencing with the first distribution, the Fund will
                         pay monthly distributions at a rate that is established, and may be revised from time to time, based upon an evaluation of a variety of factors, including the Fund's current and projected future net cash flow (the dividends received on the Equity Portfolio, plus the net option premiums from the Index Option Strategy, less Fund expenses), and any current and potential future net realized and unrealized gains from the underlying Equity Portfolio as well as from the index option positions. The Fund will seek to establish a distribution rate, payable from the cash flow generated by the combination of the net dividends received on the Equity Portfolio and the net option premiums on the Index Option Strategy, that roughly corresponds to NAM's projections of the total return that could reasonably be expected to be generated by the Fund's integrated equity index option strategy over an extended period of time. NAM, in making such projections, may consider both long-term historical returns of the integrated equity index option strategy, and a variety of other factors, such as the current and projected cash flow generation of the strategy.

                         The Fund's actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be periods, perhaps of extended durations of up to several years, when the distribution rate will exceed the Fund's actual total returns. The Fund's projected or actual distribution rate is not a prediction of what the Fund's actual total returns will be over any specific future period.

                         As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund's distribution policy could change. To the extent that the total return of the Fund's overall integrated strategy exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund's overall integrated strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net asset value to meet payments prescribed by its distribution policy.

                         As explained more fully below in "Tax Matters," the Fund may make total distributions during a given calendar year in an amount that exceeds the Fund's net investment income and net realized long-term capital gains for that calendar year, in which case the excess would normally be treated by shareholders as return of capital for tax purposes. Also, there may be periods during which the Fund's distributions may exceed (A) the Fund's net cash flow from dividends received on the Equity Portfolio plus the net options premiums or
                         (B) the total returns of the Fund, or both. The distributions paid by the Fund should not be viewed solely as "income."

                         The Fund expects to declare its initial Common Share distribution approximately 45 days, and to pay that distribution approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Distributions will be reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash. See "Distributions" and "Dividend Reinvestment Plan."





Listing...............   The Common Shares have been approved for listing on
                         the New York Stock Exchange, subject to notice of issuance. See "Description of Shares--Common Shares."
                         The trading or "ticker" symbol of the Common Shares is "JPG." Because of this exchange listing, the Fund may sometimes be referred to in public communications as a "closed-end exchange-traded fund" or an
                         "exchange-traded fund."

Custodian and Transfer
  Agent...............   State Street Bank and Trust Company will serve as
                         custodian and transfer agent for the Fund. See
                         "Custodian and Transfer Agent."


Market Discount
  from Net Asset Value
  and Expected
  Reductions in Net
  Asset Value.........   Shares of closed-end investment companies frequently
                         trade at prices lower than net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot predict whether Common Shares will trade at, above or below net asset value. Net asset value of the Fund and the net asset value per Common Share will be reduced immediately following this offering by the sales load and the amount of offering expenses paid by the Fund.
                         See "Risks," "Description of Shares," "Repurchase of
                         Fund Shares; Conversion to Open-End Fund" and the
                         Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund." The
                         Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.


Special Risk
  Considerations....     No Prior History.  The Fund is a newly organized,
                         diversified, closed-end management investment company with no history of operations.

                         Investment and Market Risk. An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. See "Risks--Investment and Market Risk."

                         Equity Portfolio Risks

                         Common Stock Risk. Under normal market circumstances, the Fund will invest its Managed Assets in an Equity Portfolio that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Index Option Strategy. Under normal market circumstances, the Fund currently expects to be fully invested (at least 95% of its Managed Assets) in the Equity Portfolio and Index Option Strategy, and in no case will the Fund invest less than 80% of its Managed Assets in the Equity Portfolio. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer's debt securities, preferred stock and other senior equity securities. Although common stocks historically have generated higher average returns than fixed-income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure. Although the Fund's investments in index put options are intended to provide a measure of protection to the Fund against a significant market decline over a short period of time, because the Fund
                         (1) may elect not to purchase S&P 500 Index put options on a continuous basis, (2) may elect not to purchase S&P 500 Index put options on the full value of the Equity Portfolio and (3) generally will purchase S&P 500 Index put options that are out-of-the-money, the Fund will not be fully covered against a market decline.

                         Because the index call options written by the Fund will generally be approximately "at-the-money" when written and the index put options purchased by the Fund will generally be substantially "out-of-the-money" when purchased, the Fund will have effectively eliminated a large portion (essentially, the portion of the size of its Equity Portfolio for which the Fund has written index call options) of the potential upside from its Equity Portfolio, while it will have retained a significantly greater portion of the downside risk from those investments. Moreover, the Fund expects to pay distributions to its shareholders at a rate that reflects the amount of net cash flow to the Fund from dividends on portfolio stocks and net index option premiums, but the amount of that net cash flow does not fully reflect the extent to which the degree of investment downside permitted by the index put options purchased exceeds the degree of investment upside permitted by the index call options written. Therefore, there is a significant risk that, in certain market environments and over time, the Fund's total return on net asset value may be less than the Fund's distribution rate and the Fund's net asset value may decline.

                         Dividend Income Risk. A portion of the net investment income paid by the Fund to its Common Shareholders is derived from dividends it receives from the common stocks held in the Fund's Equity Portfolio. Dividends paid on securities held by the Fund can vary significantly over the short-term and long-term. Dividends on common stocks are not fixed, but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.


                         Index Option Strategy Risks


                         Index Call Option Risk. Initially, the Fund will sell S&P 500 Index call options on a continuous basis on approximately 80% of the value of its Equity Portfolio. Thereafter, the Fund may elect to increase or decrease the amount of index call options sold by the Fund if deemed strategically advisable by NAM and Gateway. By selling index call options on less than the full value of the Equity Portfolio, the Fund retains any potential capital appreciation or depreciation on the portion of the Equity Portfolio not effectively subject to the call options. The purchaser of the index call option has the right to any appreciation in the value of the S&P 500 Index over the exercise price on the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund intends to mitigate the risks of its written index call positions by holding a diversified portfolio of stocks that seeks to replicate price movements of the S&P 500 Index. However, the Fund does not intend to acquire and hold a portfolio containing exactly the same stocks as the

                         S&P 500 Index and, as a result, bears a risk that the value of the securities held by the Fund will vary from the value of the S&P 500 Index. Accordingly, the Fund may incur losses on the S&P 500 Index call options that it has sold that exceed gains on the Equity Portfolio. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the S&P 500 Index, changes in the actual or perceived volatility of the stock market and the remaining time to the options' expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.

                         Index Put Option Risk. Initially, the Fund will purchase index put options on approximately 80% of the value of the Equity Portfolio to provide a measure of protection to the Fund against a significant market decline over a short period of time. Thereafter, the Fund may elect to vary the amount of index put options purchased by the Fund if deemed strategically advisable by NAM and Gateway based on the relative cost of index put options compared to the protection afforded the Equity Portfolio by such index put options. Index put options will give the Fund, as holder of the options, the right to receive a cash payment from the seller of the options to the extent that the value of the S&P 500 Index is lower than the options' exercise price upon its expiration. If a put option purchased by the Fund is not sold or expires when it has remaining value, or if the S&P 500 Index remains above the exercise price of the options at expiration, the Fund will lose its entire investment in the index put option. Also, when an S&P 500 Index put option is purchased to hedge all or part of the Fund's Equity Portfolio, the price of the index put option may move more or less than the value of the Equity Portfolio.

                         Option Cash Flow Risk. Distributions paid by the Fund to its Common Shareholders are derived in part from the index option premiums it receives from selling index call options, less the cost of purchasing index put options. Net index option premiums can vary widely over the short-term and long-term.

                         Tax Risk. The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. The ultimate tax characterization of the Fund's distributions made in a calendar year may not finally be determined until after the end of that calendar year. In addition, there is a possibility that the Fund may make total distributions during a calendar year in an amount that exceeds the Fund's net investment income and net realized capital gains for that calendar year. For example, because of the nature of the Fund's investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder's tax basis in his Common Shares, with any amounts exceeding such basis treated as gain from the sale of his Common Shares. While a portion of the Fund's income distributions will be classified as "qualified dividend income," enabling individual investors who meet holding period and other requirements to receive the benefit of favorable tax treatment, there can be no assurance as to the percentage of the Fund's income distributions that will be "qualified dividend income." In addition, the Fund's income distributions that qualify for favorable tax treatment may be affected by Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code of 1986, as amended (the "Code"), and future changes in tax laws and regulations. Due to tax considerations, the Fund intends to maintain an overlap of less than 70% between the stocks held in the Equity Portfolio and the stocks comprising the S&P 500 Index. See "Risks--Tax Risk."

                         Non-U.S. Issuer Risk. The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar- denominated. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure of a company's assets; (vii) restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise; and (viii) withholding and other non-U.S. taxes may decrease the Fund's return. These risks are more pronounced to the extent that the Fund invests in securities of issuers in emerging market countries.




                         Illiquid Securities Risk. The Fund may invest up to 15% of its Managed Assets in securities that, at the time of investment, are illiquid. Illiquid securities are not readily marketable and may include some restricted securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.


                         Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy.


                         Anti-Takeover Provisions. The Fund's Declaration of Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust" and "Risks--Anti-Takeover Provisions."

                           SUMMARY OF FUND EXPENSES

   The Annual Expenses table below shows Fund expenses as a percentage of net assets attributable to Common Shares.


Shareholder Transaction Expenses
   Sales load paid by You (as a percentage of offering price).................      4.50%
   Offering expenses borne by the Fund (as a percentage of offering price)(1).       .20%
   Dividend reinvestment plan fees............................................      None(2)

                                                                                Percentage of
                                                                                 Net Assets
                                                                               Attributable to
                                                                                Common Shares
                                                                               ---------------
Annual Expenses
   Management Fees:
       Fund-Level Fees........................................................       .68%
       Complex-Level Fees(3)..................................................       .20%
   Other Expenses(4)..........................................................       .15%
   Interest Payments on Borrowings............................................        --%
                                                                                    ----
   Total Annual Expenses......................................................      1.03%
                                                                                    ====

--------


(1)Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $.04 per Common Share.

(2)You will be charged a $2.50 service charge and pay brokerage charges if you direct State Street Bank and Trust Company, as agent for the Common Shareholders (the "Plan Agent"), to sell your Common Shares held in a dividend reinvestment account.

(3)At the highest breakpoint. Based on complex-level assets of $66.2 billion as of September 30, 2005, the fee would be .1898%. See "Management of the Fund--Investment Management Agreement."
(4)Includes payment of a licensing fee for certain trademarks as described on pages 4 and 5 of this prospectus.

   The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 25,000,000 Common Shares. If the Fund issues fewer Common Shares in this offering, estimated expenses could be higher as a percentage of net assets attributable to Common Shares, which could adversely affect the investment performance of the Fund. See "Management of the Fund" and "Dividend Reinvestment Plan."

   The following example illustrates the expenses (including (i) the sales load of $45 and (ii) estimated offering expenses of this offering of $2) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of 1.03% of net assets attributable to Common Shares and (2) a 5% annual return:/(1)/



                       1 Year 3 Years 5 Years 10 Years//
                       ------ ------- ------- ---------
                        $57     $78    $101     $167


   The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.
--------
(1)The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at Common Share net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                   THE FUND


   The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a Massachusetts business trust on November 11, 2004, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.


                                USE OF PROCEEDS


   The net proceeds of the offering of Common Shares will be approximately
$           ($           if the Underwriters exercise the overallotment option
in full) after payment of the estimated offering costs. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $.04 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in equity securities that meet the Fund's investment objectives and policies within approximately one to two weeks after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term money market instruments.


                            THE FUND'S INVESTMENTS

Investment Objectives and Policies

   The Fund's primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund will pursue its investment objectives by utilizing an integrated equity index option strategy.

   Under normal circumstances, the Fund will invest its Managed Assets in an Equity Portfolio that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Fund's Index Option Strategy. The Fund's Equity Portfolio will seek to generate a higher dividend yield than the weighted average dividend yield of the S&P 500 Index. The Fund does not intend that the Equity Portfolio will contain exactly the same stocks as the S&P 500 Index. The Fund intends to maintain an overlap of less than 70% between the stocks held in the Equity Portfolio and the stocks comprising the S&P 500 Index.

   The Fund's Index Option Strategy will consist of selling index call options and purchasing index put options, each on the S&P 500 Index. The Fund's strategy of using the S&P 500 Index as the relevant benchmark for its Equity Portfolio and Index Option Strategy is not considered fundamental and can be changed without a vote of the Common Shareholders. However, any use of an alternative index must be approved by the Fund's Board. Under normal market circumstances, the Fund currently expects to be fully invested (at least 95% of its Managed Assets) in the Equity Portfolio and Index Option Strategy, and in no case will the Fund invest less than 80% of its Managed Assets in the Equity Portfolio.


   The Fund's policy of investing at least 80% of its Managed Assets in the Equity Portfolio is not considered to be fundamental by the Fund and can be changed without a vote of the Common Shareholders. However, this policy may only be changed by the Fund's Board following the provision of 60 days' prior written notice to Common Shareholders.


   The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and, if applicable, FundPreferred shares voting together as a single class, and of the holders of a "majority of the outstanding" FundPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. See "Description of Shares--FundPreferred Shares--Voting Rights" and the Statement of Additional Information under "Description of Shares--FundPreferred Shares--Voting Rights" for additional information with respect to the voting rights of holders of FundPreferred shares. See also "Management of the Fund."


Fund Management

   NAM is the Fund's investment adviser, responsible for the Fund's overall investment strategy and its implementation.


   NAM will oversee Gateway in its management of the Fund's portfolio. This oversight will include ongoing evaluation of Gateway's investment performance, portfolio allocations, quality of investment process and personnel, compliance with Fund and regulatory guidelines, trade allocation and execution and other factors. If applicable, NAM will also oversee the Fund's use of leverage and efforts to minimize the costs and mitigate the risks to Common Shareholders associated with using financial leverage. In addition, to the extent the Fund utilizes leverage and determines to invest in adjustable rate senior loans and other debt instruments, NAM or an affiliate of NAM will invest the Fund's Managed Assets allocated to such adjustable rate senior loans and other debt instruments. However, the Fund has no current intention to utilize leverage or invest in adjustable rate senior loans or other debt instruments.


   Gateway will invest the Fund's Managed Assets in the Equity Portfolio and manage the Fund's Index Option Strategy.


   Gateway will invest the Fund's Managed Assets in the Equity Portfolio that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Fund's Index Option Strategy. Gateway also will manage the Fund's Index Option Strategy. The Fund's Index Option Strategy will consist of selling S&P 500 Index call options to generate current income from premiums and purchasing S&P 500 Index put options to protect the Fund from a significant market decline over a short period of time. Initially, the Fund will sell index call options on a continuous basis on approximately 80% of the value of the Equity Portfolio. Thereafter, the Fund may elect to increase or decrease the amount of index call options sold by the Fund if deemed strategically advisable by NAM and Gateway. By selling index call options on less than the full value of the Equity Portfolio, the Fund retains any potential capital appreciation or depreciation on the portion of the Equity Portfolio not effectively subject to the call options. Initially, the Fund will purchase index put options on approximately 80% of the value of the Equity Portfolio to provide a measure of protection against a significant market decline in a short period of time. Thereafter, the Fund may elect to vary the amount of index put options purchased by the Fund if deemed strategically advisable by NAM and Gateway based on the relative cost of index put options compared to the protection afforded the Equity Portfolio by such index put options.


Gateway Investment Philosophy and Process

   Investment Philosophy. Gateway believes an index option strategy that combines selling index call options and purchasing index put options can provide high current income and gains while significantly moderating the downside risk of investing in an equity portfolio. An actively managed index option strategy may be an effective risk management tool that could reduce risk more than return, resulting in an improved reward-to-risk ratio, greater return consistency and the potential for greater preservation of portfolio value in adverse markets.


   Gateway believes a broadly-diversified equity portfolio emphasizing stocks with higher dividend yields can enhance performance relative to a 100% indexed portfolio by generating higher anticipated tax-advantaged dividend income, lower transaction costs and greater tax and investment flexibility.

   Gateway believes index options may achieve better tax and transactional efficiency than options on individual stocks because index options are cash-settled with known exercise dates and because the markets for index options are deeper, more liquid and result in lower transaction costs.

   Gateway further believes that its integrated strategy of selling index call options and purchasing index put options (supported by an underlying equity portfolio) should generally provide returns that are superior to simply owning the underlying equity market index under four different stock market scenarios:
(i) moderately rising markets; (ii) stable or flat markets; (iii) moderately down trending markets; (iv) sharp market declines over a short period of time. In strongly rising equity markets the index option strategy would generally be expected to underperform the underlying index.

   Investment Process.

   Index Option Strategy. Gateway utilizes an index option strategy that consists of two components: (i) selling index call options on the S&P 500 Index to produce premium cash flow and gains and (ii) purchasing index put options on the S&P 500 Index to provide a measure of protection in the event of a significant market decline over a short period of time. Gateway's index option strategy is supported by investments in a diversified portfolio of stocks that seek to substantially replicate the price movements of the S&P 500 Index.

   Gateway's index option strategy is designed to (i) produce a high level of current cash flow (the net premium income after paying the cost of the put options) and (ii) potentially offset or hedge against a significant decline in the equity market over a short period of time. Gateway does not employ its index option strategy to speculate on the equity market.


   Initially, Gateway intends to sell index call options on approximately 80% of the value of the Fund's Equity Portfolio. Thereafter, the Fund may elect to increase or decrease the amount of index call options sold by the Fund if deemed strategically advisable by NAM and Gateway. By selling index call options on less than full value of the Equity Portfolio, the Fund retains any potential capital appreciation or depreciation on the portion of the Equity Portfolio not effectively subject to call options. Gateway does not intend to sell index call options representing amounts greater than the value of the Equity Portfolio (i.e., take a 'naked' position). Similarly, Gateway expects that the Fund will purchase index put options on approximately 80% of the Equity Portfolio to provide a measure of protection to the Fund against a significant market decline over a short period of time. Thereafter, the Fund may elect to vary the amount of index put options purchased by the Fund if deemed strategically advisable by NAM and Gateway based on the relative cost of index put options compared to the protection afforded the Equity Portfolio by such index put options. Gateway does not intend to purchase index put options representing amounts greater than the Fund's Equity Portfolio.


   Gateway actively manages its option positions, purchasing back the S&P 500 Index call options and/or selling the S&P 500 Index put options based on relative value and risk/return analysis. To determine which S&P 500 Index options to utilize, Gateway considers market factors, such as current market levels and volatility, and option-specific factors (including but not limited to premium/cost, exercise price and expiration). Gateway seeks to construct a portfolio of index call and put options that is diversified across multiple strike prices and expiration dates.


   Equity Portfolio. Gateway uses a multi-factor quantitative model to construct the Equity Portfolio. The model evaluates approximately 9,000 domestic and non-U.S. stocks to construct a portfolio of 200 to 400 stocks that meets criteria and constraints established by Gateway. Portfolio parameters may include, but are not limited to: tracking error of the portfolio to the S&P 500 Index, overlap of holdings with the S&P 500 Index and dividend yield. In addition, Gateway will consider the tax consequences of certain transactions within the Equity Portfolio and intends to manage the portfolio in a tax-efficient manner by taking, for example, capital losses when possible to offset realized capital gains. Gateway will rebalance and adjust the Equity Portfolio as necessary for tracking and tax management purposes.

Portfolio Composition and Other Information

   The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the Statement of Additional Information.


   Common Stocks. The Fund will invest in an Equity Portfolio consisting of common stocks, including American Depositary Receipts ("ADRs"), that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Index Option Strategy. The Equity Portfolio will seek to generate a higher dividend yield than the dividend yield of the S&P 500 Index. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer's debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligation to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The S&P 500 Index is an unmanaged index of 500 stocks that is market-capitalization weighted and is generally representative of the performance of larger companies in the U.S. The Fund intends to maintain an overlap of less than 70% between the stocks held in the Equity Portfolio and the stocks comprising the S&P 500 Index. Therefore, the total return on the Equity Portfolio may be more or less than the total return of the S&P 500 Index.

   Index Options. The Fund will pursue its investment objectives by utilizing its Index Option Strategy of selling S&P 500 Index call options and purchasing S&P 500 Index put options. Initially, the Fund will sell index call options on a continuous basis on approximately 80% of the value of the Equity Portfolio. Thereafter, the Fund may elect to increase or decrease the amount of index call options sold by the Fund if deemed strategically advisable by NAM and Gateway. By selling index call options on less than the full value of the Equity Portfolio, the Fund retains any potential capital appreciation or depreciation on the portion of the Equity Portfolio not effectively subject to the call options. Initially, the Fund will purchase index put options on approximately 80% of the value of the Equity Portfolio to provide a measure of protection to the Fund against a significant market decline over a short period of time. Thereafter, the Fund may elect to vary the amount of index put options purchased by the Fund if deemed strategically advisable by NAM and Gateway based on the relative cost of index put options compared to the protection afforded the Equity Portfolio by such index put options. The Fund will purchase index put options with the premiums received by the Fund from the sale of index call options. The excess cash flows derived from selling index call options, less the cost of purchasing index put options, is referred to as "net index option premiums."

   The Fund will sell and purchase S&P 500 Index options that are exchange-listed and that are "European style," meaning that the options only may be exercised on the expiration date of the option. The options the Fund sells and purchases generally will have expiration dates within six calendar months following the month in which they were written. Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based (in the case of the Fund, the S&P 500 Index) is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and
(iii) index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.


   Option contracts are originated and standardized by an independent entity called the Options Clearing Corporation (the "OCC"). Currently, index options are available on 89 indexes, with new listings added periodically. The Fund will sell S&P 500 Index call options and purchase S&P 500 Index put options that are generally issued, guaranteed and cleared by the OCC. S&P 500 Index options are traded exclusively on the Chicago Board Options Exchange. Gateway believes that the trading volume of S&P 500 Index options is sufficient to support implementation of the Fund's Index Option Strategy.

   Selling Index Call Options. The Fund will sell S&P 500 Index call options primarily to generate net index option premiums. Generally, the Fund intends to sell S&P 500 Index call options near to "at-the-money" (i.e., the exercise price generally will be within a close range above or below the current level of the cash value of the S&P 500 Index). The Fund, in effect, sells the potential appreciation in the value of the portion of the Equity Portfolio subject to call options in exchange for the premium. The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund's objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net index option premiums realized from the sale of the index option. This reduction could be offset, at least in part, by appreciation in the value of the Equity Portfolio, and by the opportunity to realize additional premium income from selling a new index option.

   As the seller of an S&P 500 Index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the S&P 500 Index over the exercise price on the expiration date. If, at expiration, the purchaser exercises the S&P 500 Index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the S&P 500 Index and the exercise price of the index option. The premium, the exercise price and the market value of the S&P 500 Index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund generally will repurchase S&P 500 Index call options prior to the expiration dates, ending the Fund's obligation. In that case, the cost of repurchasing an option will determine the gain or loss realized by the Fund.


   The Fund will cover its obligations when it sells index call options. An index call option is considered covered if the Fund maintains with its custodian assets determined to be liquid (in accordance with procedures established by the Board of Trustees) in an amount equal to the contract value of the index. An index call option also is covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid (in accordance with procedures established by the Board of Trustees).


   Purchasing Index Put Options. The Fund's Index Option Strategy includes the purchasing of S&P 500 Index put options. Index put options are contracts that give the holder of the option, in exchange for a premium, the right to receive a cash payment from the seller of the index option in the event the value of the S&P 500 Index is below the exercise price of the index put option upon its expiration. The Fund will purchase S&P 500 Index put options to provide a measure of protection to the Fund against a significant market decline over a short period of time. However, because the Fund (1) may elect not to purchase S&P 500 Index put options on a continuous basis, (2) may elect not to purchase S&P 500 Index put options on the full value of the Equity Portfolio and (3) generally will purchase S&P 500 Index put options that are "out-of-the-money," the Fund will not be fully covered against a market decline. An S&P 500 Index put option is out-of-the-money when its exercise price is less than the cash value of the S&P 500 Index. The Fund would ordinarily realize a gain on an index put option if (i) at the end of the index option period, the value of the S&P 500 Index decreased below the exercise price of the index put option sufficiently so that upon exercise by the Fund, the Fund receives an amount that is more than the premium and transaction costs or (ii) the Fund sells the index put option prior to its expiration at a price after transaction costs that is higher than its cost.


   The Fund generally will terminate its index option positions prior to their respective expiration dates. In the case of index call options, the cost of repurchasing an option will determine the gain or loss realized by the Fund and in the case of index put options, the proceeds from the sale will determine the gain or loss realized by the Fund.

   Other Investments. Although the Fund has no current intention to do so, the Fund may invest in fixed or floating rate debt instruments and other securities as described below:

   Adjustable Rate Senior Loans. Although the Fund has no current intention to do so, the Fund may invest up to 20% of its Managed Assets in adjustable rate senior loans and other debt instruments. Under normal market circumstances, the Fund only will invest in adjustable rate senior loans and other debt instruments to the extent it utilizes leverage. The Fund may make such investments in an attempt to offset the leverage risks borne by the Fund relating to fluctuations on Common Share income due to variations in the FundPreferred share dividend rate and/or interest rates on Borrowings. The Fund may invest in (i) senior loans made by banks or other financial institutions to U.S. or non-U.S. corporations, partnerships and other business entities ("Borrowers") that operate in various industries and geographical regions, (ii) assignments of such interests in senior loans, (iii) participation interests in senior loans, or (iv) certain derivative instruments and structured notes designed to emulate the returns and risks of senior loans. Senior loans hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets. See the Statement of Additional Information for more information.


   U.S. Government Securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury,
(ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if NAM determines that the credit risk with respect to such obligations is minimal.


   Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.


   Repurchase Agreements. The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.


   Other Securities. The Fund may invest in mortgage-related and other asset-backed securities, and sovereign debt securities, each of which are discussed in more detail in the Statement of Additional Information.


   Securities Issued by Non-U.S. Issuers. The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S.
dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries.


   Below Investment Grade Securities. Although the Fund has no current intention to do so, the Fund may invest in below investment grade securities (generally, senior loans). Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization ("NRSRO") within the four highest grades (BBB-, BBB- or Baa3 or better by S&P, Fitch Ratings ("Fitch") or Moody's Investors Services, Inc. ("Moody's")), or (ii) unrated but judged to be of comparable quality by NAM or Gateway. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." See Appendix A in the Statement of Additional Information for a description of security ratings.


   Illiquid Securities.   The Fund may invest up to 15% of its Managed Assets
in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the Advisers the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed the Advisers when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer),
(ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 50% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

   When-Issued and Delayed Delivery Transactions.   The Fund may buy and sell
securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

   Short-Term/Long-Term Debt Securities; Defensive Position; Invest-Up
Period.   During temporary defensive periods or in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Fund may not pursue or achieve its investment objectives. In addition, upon Gateway's recommendation that a change would be in the best interests of the Fund and upon concurrence by NAM, and subject to approval by the Board of Trustees of the Fund, Gateway may deviate from its investment guidelines discussed herein.

   Other Investment Companies.   The Fund may invest up to 10% of its Managed
Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Gateway will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.


   Portfolio Turnover. The Fund may engage in portfolio trading when considered appropriate, but short-term trading in the Fund's Equity Portfolio will not be used as the primary means of achieving the Fund's investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of Gateway, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund, which, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

                                     RISKS

   The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

No Prior History

   The Fund is a newly organized, diversified, closed-end management investment company and has no operating history.

Investment and Market Risk

   An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Equity Portfolio Risks


   Common Stock Risk. Under normal market circumstances, the Fund will invest its Managed Assets in an Equity Portfolio, which will consist of common stocks that seek to substantially replicate price movements of the S&P 500 Index and is designed to support the Fund's Index Option Strategy. Under normal market circumstances, the Fund currently expects to be fully invested (at least 95% of its Managed Assets) in the Equity Portfolio and Index Option Strategy, and in no case will the Fund invest less than 80% of its Managed Assets in the Equity Portfolio. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer's debt securities, preferred stock and other senior equity securities. Although common stocks historically have generated higher average returns than fixed-income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure. Although the Fund's investments in index put options are intended to provide a measure of protection to the Fund against a significant market decline over a short period of time, because the Fund (1) may elect not to purchase S&P 500 Index put options on a continuous basis, (2) may elect not to purchase S&P 500 Index put options on the full value of the Equity Portfolio and (3) generally will purchase S&P 500 Index put options that are out-of-the-money, the Fund will not be fully covered against a market decline.

   Because the index call options written by the Fund will generally be approximately "at-the-money" when written and the index put options purchased by the Fund will generally be substantially "out-of-the-money" when purchased, the Fund will have effectively eliminated a large portion (essentially, the portion of the size of its Equity Portfolio for which the Fund has written index call options) of the potential upside from its Equity Portfolio, while it will have retained a significantly greater portion of the downside risk from those investments. Moreover, the Fund expects to pay distributions to its shareholders at a rate that reflects the amount of net cash flow to the Fund from dividends on portfolio stocks and net index option premiums, but the amount of that net cash flow does not fully reflect the extent to which the degree of investment downside permitted by the index put options purchased exceeds the degree of investment upside permitted by the index call options written. Therefore, there is a significant risk that, in certain market environments and over time, the Fund's total return on net asset value may be less than the Fund's distribution rate and that the Fund's net asset value may decline.

   Dividend Income Risk. A portion of the Fund's net investment income paid by the Fund to its Common Shareholders is derived from dividends it receives from common stocks held in the Fund's Equity Portfolio. Dividends paid on the securities held by the Fund can vary significantly over the short-term and long-term. Dividends on common stocks are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.

Index Option Strategy Risks


   Index Call Option Risk. Initially, the Fund will sell S&P 500 Index call options on a continuous basis on approximately 80% of the value of its Equity Portfolio. Thereafter, the Fund may elect to increase or decrease the amount of index call options sold by the Fund if deemed strategically advisable by NAM and Gateway. By selling call options on less than the full value of the Equity Portfolio, the Fund retains any potential capital appreciation or depreciation on the portion of the Equity Portfolio not effectively subject to the call options. The purchaser of the index call option has the right to any appreciation in the value of the S&P 500 Index over the exercise price on the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund intends to mitigate the risks of its written index call positions by holding a diversified portfolio of stocks that seeks to replicate price movements of the S&P 500 Index. However, the Fund does not intend to acquire and hold a portfolio containing exactly the same stocks as the S&P 500 Index and, as a result, bears a risk that the value of the securities held by the Fund will vary from the value of the S&P 500 Index. Accordingly, the Fund may incur losses on the S&P 500 Index call options that it has sold that exceed gains on the Equity Portfolio. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the S&P 500 Index, changes in the actual or perceived volatility of the stock market and the remaining time to the options' expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.

   Index Put Option Risk. Initially, the Fund will purchase index put options on approximately 80% of the value of the Equity Portfolio to provide a measure of protection to the Fund against a significant market decline over a short period of time. Thereafter, the Fund may elect to vary the amount of index put options purchased by the Fund if deemed strategically advisable by NAM and Gateway based on the relative cost of index put options compared to the protection afforded the Equity Portfolio by such index put options. Index put options will give the Fund, as holder of the options, the right to receive a cash payment from the seller of the options to the extent that the value of the S&P 500 Index is lower than the options' exercise price upon its expiration. If a put option purchased by the Fund is not sold or expires when it has remaining value, or if the S&P 500 Index remains above the exercise price of the options at expiration, the Fund will lose its entire investment in the index put option. Also, when an S&P 500 Index put option is purchased to hedge all or part of the Fund's Equity Portfolio, the price of the index put option may move more or less than the value of the Equity Portfolio.


   Option Cash Flow Risk. Distributions paid by the Fund to its Common Shareholders are derived in part from the net income option premiums it receives from selling index call options, less the cost of purchasing index put options. Net index option premiums can vary widely over the short-term and long-term.

Tax Risk


   The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. The ultimate tax characterization of the Fund's distributions made in a calendar year may not finally be determined until after the end of that calendar year. In addition, there is a possibility that the Fund may make total distributions during a calendar year in an amount that exceeds the Fund's net investment income and net realized capital gains for that calendar year. For example, because of the nature of the Fund's investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder's tax basis in his Common Shares, with any amounts exceeding such basis treated as gain from the sale of his Common Shares. While a portion of the Fund's income distributions will be classified as "qualified dividend income," enabling individual investors who meet holding period and other requirements to receive the benefit of favorable tax treatment, there can be no assurance as to the percentage of the Fund's income distributions that will be "qualified dividend income." In addition, the Fund's income distributions that qualify for favorable tax treatment may be affected by IRS interpretations of the Code and future changes in tax laws and regulations. If positions held by the Fund were treated as "straddles" for federal income tax purposes, dividends on such positions would not constitute qualified dividend income subject to favorable income tax treatment. In addition, gain or loss on positions in a straddle is subject to special (and generally disadvantageous) rules. The Fund currently intends to manage the Equity Portfolio generally in order to avoid being subject to the "straddle rules" under federal income tax law. The Fund expects that positions held under this strategy will not be considered straddles because the Equity Portfolio will not have substantial overlap with the stocks comprising the S&P 500 Index. Accordingly, based on current law, the Fund intends to maintain an overlap of less than 70% between the stocks held in the Equity Portfolio and the stocks comprising the S&P 500 Index. Under certain circumstances, however, the Fund may enter into option transactions or certain other investments that may constitute positions in a straddle.

Non-U.S. Issuer Risk


   The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, the Fund may not be able to sell its portfolio securities at times, in amounts or at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure, expropriation or nationalization of the company or its assets; (vii) certain non-U.S. countries may impose restrictions on the ability of non- U.S. issuers to make payments of principal and/or interest to investors located outside the U.S., due to blockage of foreign currency exchange or otherwise and (viii) withholding and other non-U.S. taxes may decrease the Fund's return. These risks are more pronounced to the extent that the Fund invests in securities of issuers in emerging market countries.

   Economies and social and political climates in individual countries may differ unfavorably from the U.S. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.


Leverage Risk

   Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of FundPreferred shares and Borrowings in an amount up to 20% of the Fund's Managed Assets. In the event that the Fund determines in the future to use leverage through the issuance of FundPreferred shares or Borrowings, there can be no assurance that the Fund's leverage strategy will be successful. The use of leverage creates special risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in dividend rates on FundPreferred shares or fluctuations in Borrowing costs may affect the return to Common Shareholders. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of any FundPreferred shares and Borrowings, which will result in a reduction of the net asset value of the Common Shares if the Fund utilizes leverage. In addition, the fee paid to NAM will be calculated based on the Fund's average daily Managed Assets (including assets attributable to any FundPreferred shares that may be outstanding and the principal amount of any Borrowings). There is a risk of greater decline in net asset value if leverage is employed.

Adjustable Rate Senior Loan and Other Debt Securities Risk

   Although the Fund has no current intention to do so, the Fund may invest up to 20% of its Managed Assets in adjustable rate senior loans and other debt instruments. Under normal market circumstances, the Fund only will invest in adjustable rate senior loans and other debt instruments to the extent it utilizes leverage. The Fund may make such investments in an attempt to offset the leverage risks borne by the Fund relating to fluctuations in Common Share income due to variations in the FundPreferred share dividend rate and/or interest rates on Borrowings. Investments in adjustable rate senior loans and other debt instruments involve special risks including credit risk, risks associated with investment in below investment grade securities and interest rate risk. Credit risk is the risk that a security in the Fund's portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial status. Senior loans and other debt instruments are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan, if secured.


   The Fund may purchase senior loans and other debt instruments that are rated below investment grade or that are unrated but judged to be of comparable quality by NAM or an affiliate of NAM. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. The secondary market for lower grade securities, including some senior loans, may not be as liquid as the secondary market for more highly rated securities.

   Interest rate risk is the risk that fixed rate securities will decline in value because of changes in market interest rates. If the Fund invests in fixed rate securities, the net asset value of the Fund and market price of the Common Shares will tend to decline if market interest rates rise. Because interest rates on most adjustable rate senior loans and other adjustable rate instruments typically only reset periodically (e.g., monthly or quarterly), a sudden and significant increase in market interest rates may cause a decline in the value of those investments and in the Fund's net asset value.

Illiquid Securities Risk

   The Fund may invest up to 15% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Regulatory Risk

   To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of senior loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of senior loans.

Market Discount From Net Asset Value

   Shares of closed-end investment companies frequently trade at a discount from their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The net asset value of the Common Shares will be reduced immediately following this offering by the amount of sales load and the amount of organization and offering costs paid by the Fund. Whether investors will realize gains or losses upon the sale of the Common Shares will depend not upon the Fund's net asset value but entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.

Repurchase Agreement Risk

   With respect to repurchase agreements, if the party agreeing to repurchase specific securities should default, the Fund may seek to sell the securities that it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Market Disruption Risk


   Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy.


Inflation Risk

   Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

Deflation Risk

   Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

Certain Affiliations

   Certain broker-dealers may be considered to be affiliated persons of the Fund, NAM, Gateway, and/or Nuveen. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions, purchase certain adjustable rate senior loans, if applicable, and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate. See also "Management of the Fund--Investment Adviser and Subadviser."

Anti-Takeover Provisions

   The Fund's Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust."

                            MANAGEMENT OF THE FUND

Trustees and Officers

   The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Advisers. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Adviser and Subadviser

   NAM will be responsible for the Fund's overall investment strategy and its implementation. NAM also is responsible for the ongoing monitoring of Gateway, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services. In addition, to the extent the Fund utilizes leverage and determines to invest in adjustable rate senior loans and other debt instruments, NAM or an affiliate of NAM will invest the Fund's Managed Assets allocated to such adjustable rate senior loans and other debt instruments. However, the Fund has no current intention to utilize leverage or invest in adjustable rate senior loans or other debt instruments.


   NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had over $128 billion of assets under management as of September 30, 2005. Nuveen Investments is a publicly-traded company.

   Gateway, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209, is the subadviser to the Fund and is responsible for managing the portion of the Fund's Managed Assets allocated to the Index Option Strategy and the supporting Equity Portfolio. Gateway specializes in the management of index option-based strategies for managing risk in equity portfolios. Gateway is the investment adviser or sub-adviser to two mutual funds and three closed-end funds that invest in integrated equity index option strategies. Gateway also manages index option-based strategies for employee benefit plans, high net worth individuals, endowments, foundations and other institutions. Gateway, a registered investment adviser, and its predecessor commenced operations in 1977 and had approximately $5.8 billion in assets under management as of September 30, 2005.

   J. Patrick Rogers, CFA, is the portfolio manager at Gateway responsible for investing the Fund's Managed Assets. Mr. Rogers joined Gateway in 1989 and has been the President, Chief Investment Officer and a member of the Board of Directors of Gateway since 1995. Mr. Rogers also is a portfolio manager of three closed-end funds and two open-end funds advised by Gateway. The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and his ownership of shares in the Fund.

   Gateway is a Delaware limited partnership, 74.66% of which is owned by its general partner, Gateway Investment Advisers, Inc. (the "General Partner"), an Ohio corporation. Gateway's management, policies and control are vested exclusively in the General Partner. The General Partner is owned by Walter G. Sall and Mr. Rogers. Mr. Sall founded Gateway in 1977 and presently serves as its Chairman and Chief Executive Officer. Mr. Sall presently owns 67.06% of the General Partner and, therefore, controls Gateway. Mr. Rogers presently owns 32.94% of the General Partner. As part of a plan of succession that has been in place since 1995, Mr. Sall granted Mr. Rogers an option to purchase a portion of Mr. Sall's stock in the General Partner. Upon the exercise of this option, Mr. Rogers would own a majority (54.25%) interest in the General Partner and would assume control of Gateway. Mr. Rogers' option becomes exercisable on December 31, 2005, and Mr. Rogers has notified Mr. Sall that he will exercise his option at that time. The exercise of the option could be deemed to be an "assignment" (as defined in the 1940 Act) of the investment sub-advisory agreement between NAM and Gateway, which would result in the automatic termination of the agreement. Prior to the completion of the exercise, it is anticipated that the Board of Trustees of the Fund will consider a new ongoing agreement. If approved by the Board, the new ongoing agreement would be presented for shareholder approval by the Fund's initial shareholder, anticipated to be NAM, and/or the public shareholders. Assuming such shareholder approval, the new ongoing agreement would take effect upon the exercise of the option by Mr. Rogers. If the new ongoing agreement is approved by the Fund's initial sole shareholder, a meeting of the public shareholders may not be held to approve the agreement. However, there can be no assurance that the exercise of the option described above will be completed as contemplated or that necessary shareholder approval will be obtained.


Investment Management Agreement

   Pursuant to an investment management agreement between NAM and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NAM, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

   Fund-Level Fee. The fund-level fee shall be applied according to the following schedule:

  Fund-Level Average Daily Managed Assets                 Fund-Level Fee Rate
  ---------------------------------------                 -------------------
  Up to $500 million.....................................       0.6800%
  $500 million to $1 billion.............................       0.6550%
  $1 billion to $1.5 billion.............................       0.6300%
  $1.5 billion to $2 billion.............................       0.6050%
  $2 billion and over....................................       0.5800%

   Complex-Level Fee. The complex-level fee shall be applied according to the following schedule:

                                            Total                     Effective
                                        Complex-Level Complex-Level Complex-Level
Complex-Level Daily Managed Assets/(1)/    Assets     Marginal Rate   Fee Rate
--------------------------------------- ------------- ------------- -------------
          First $55 billion............  $55 billion     0.2000%       0.2000%
          Next $1 billion..............  $56 billion     0.1800%       0.1996%
          Next $1 billion..............  $57 billion     0.1600%       0.1989%
          Next $3 billion..............  $60 billion     0.1425%       0.1961%
          Next $3 billion..............  $63 billion     0.1325%       0.1931%
          Next $3 billion..............  $66 billion     0.1250%       0.1900%
          Next $5 billion..............  $71 billion     0.1200%       0.1851%
          Next $5 billion..............  $76 billion     0.1175%       0.1806%
          Next $15 billion.............  $91 billion     0.1150%       0.1698%

--------

(1)With respect to complex-level Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-level Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-level Managed Assets shall be 0.1400% until such time as a different rate or rates is determined. Complex-level Managed Assets are the aggregate Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the U.S. Complex-level Managed Assets were approximately $66.2 billion as of September 30, 2005.

   Pursuant to an investment sub-advisory agreement between NAM and Gateway through May 31, 2007, Gateway will receive from NAM a management fee based on the Fund's average daily Managed Assets managed by Gateway payable on a monthly basis as follows:


                      Average Daily Managed Assets   Fee
                      ---------------------------- -------
                       Up to $500 million......... 0.3150%
                       $500 million to $1 billion. 0.3025%
                       $1 billion to $1.5 billion. 0.2900%
                       $1.5 billion to $2 billion. 0.2775%
                       $2 billion and over........ 0.2650%

   Thereafter, Gateway will receive from NAM a management fee based on the Fund's average daily Managed Assets managed by Gateway, payable on a monthly basis as follows:

                      Average Daily Managed Assets   Fee
                      ---------------------------- -------
                       Up to $500 million......... 0.3000%
                       $500 million to $1 billion. 0.2875%
                       $1 billion to $1.5 billion. 0.2750%
                       $1.5 billion to $2 billion. 0.2625%
                       $2 billion and over........ 0.2500%


   In addition to NAM's fee, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent registered public accounting firm, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any.

   A discussion of the basis for the Board of Trustee's initial approval of the Fund's investment management agreement is contained in the Statement of Additional Information. The basis for subsequent continuations of that agreement will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.


Regulatory and Other Matters


   Over the past few years, the Securities and Exchange Commission, state Attorneys General and other federal and state officials of various other states have been conducting inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies and other practices of advisers and distributors of investment companies. NAM and certain of its affiliates have received information requests and subpoenas from the Securities and Exchange Commission, other federal officials and state Attorneys General in connection with these inquiries. NAM and its affiliates have complied with these requests and subpoenas and, to date, no proceedings have been brought against NAM and its affiliates. NAM and its affiliates have no specific reason to believe that any such proceedings will be brought in the future; however there can be no guarantee that will be the case. Due to the existing regulatory climate, NAM and its affiliates may receive additional information requests and/or subpoenas from one or more regulatory agencies or federal or state officials in the future. Based on internal reviews of trading practices and other regulatory matters, NAM and its affiliates have not found any information that they believe would have a material adverse effect on the Fund, its Common Shares or the ability of NAM to perform its duties under the investment management agreement with the Fund.


                                NET ASSET VALUE

   The Fund will determine the net asset value of its shares daily, as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

   For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") national list are valued in a like manner except that NASDAQ national list securities are valued using the NASDAQ official closing price for such securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Prices of certain ADRs that trade in only limited volume in the U.S. are valued based on the mean between the most recent bid and ask price of the underlying foreign-traded stock, adjusted as appropriate for underlying-to-ADR conversion ratio and foreign exchange rate, and from time to time may be adjusted further to take into account material events that may take place after the close of the local foreign market but before the close of the New York Stock Exchange.

   Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by an Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ national list, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Board of Trustees deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities. In addition, if it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees, or its designee, may determine the fair value for the security.

   The Fund normally values index options at the average of the closing bid and the asked quotations. Under normal circumstances, closing index option quotations are considered to reflect the index option contract values as of the close of the New York Stock Exchange and will be used to value the option contracts. If Gateway determines that closing index option quotations do not reflect index option values as of the close of the New York Stock Exchange, the Board of Trustees, or its designee, will determine the fair value for the index option.


   If the Fund invests in senior loans or other debt securities, the Fund may use an independent pricing service to value most senior loans and other debt securities at their market value or at a fair value determined by the independent pricing service. The Fund will use the fair value method to value senior loans or other debt securities if the independent pricing service is unable to provide a market or fair value for them or if the market value provided by the independent pricing service is deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect net asset value.


   Securities that are fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair value procedures.

                                 DISTRIBUTIONS


   Commencing with the first distribution, the Fund will pay monthly distributions at a rate that is established, and may be revised from time to time, based upon an evaluation of a variety of factors, including the Fund's current and projected future net cash flow (the dividends received on the Equity Portfolio, plus the net option premiums from the Index Option Strategy, less Fund expenses), and any current and potential future net realized and unrealized gains from the underlying Equity Portfolio as well as from the index option positions. The Fund will seek to establish a distribution rate, payable from the cash flow generated by the combination of the net dividends received on the Equity Portfolio and the net option premiums on the Index Option Strategy, that roughly corresponds to NAM's projections of the total return that could reasonably be expected to be generated by the Fund's integrated equity index option strategy over an extended period of time. NAM, in making such projections, may consider both long-term historical returns of the integrated equity index option strategy, and a variety of other factors, such as the current and projected cash flow generation of the strategy.

   The Fund's actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be periods, perhaps of extended durations of up to several years, when the distribution rate will exceed the Fund's actual total returns. The Fund's projected or actual distribution rate is not a prediction of what the Fund's actual total returns will be over any specific future period.

   As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund's distribution policy could change. To the extent that the total return of the Fund's overall integrated strategy exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund's overall integrated strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net asset value to meet payments prescribed by its distribution policy.

   As explained more fully below in "Tax Matters," the Fund may make total distributions during a given calendar year in an amount that exceeds the Fund's net investment income and net realized long-term capital gains for that calendar year, in which case the excess would normally be treated by shareholders as return of capital for tax purposes. Also, there may be periods during which the Fund's distributions may exceed (A) the Fund's net cash flow from dividends received on the Equity Portfolio plus the net options premiums or (B) the total returns of the Fund, or both. The distributions paid by the Fund should not be viewed solely as "income."

   The Fund expects to declare its initial Common Share distribution approximately 45 days, and to pay that distribution approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Distributions will be reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash.

   The Fund reserves the right to change its policy and the basis for establishing the rate of its monthly distributions.

                          DIVIDEND REINVESTMENT PLAN

   If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan") your dividends, including any capital gain dividends, will automatically be reinvested in additional Common Shares under the Plan unless you request otherwise. If you elect not to participate in the Plan, or are not eligible to participate because your brokerage firm does not participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company, as dividend paying agent.

   Under the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.


      (2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments. The Plan provides that if the Common Shares start trading at or above net asset value before the Plan Agent has completed its purchases, the Plan Agent may cease purchasing Common Shares in the open market, and may invest the uninvested portion in new shares at a price equal to the greater of (i) net asset value per Common Share on the last purchase date or (ii) 95% of the market price on that date.


   You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

   The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

   There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

   Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.


   As noted above, if you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information.


   The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Equiserve Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

                             DESCRIPTION OF SHARES

Common Shares

   The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of FundPreferred shares, if issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no preemptive or conversion rights or rights to cumulative voting. The Fund has no current intention of issuing FundPreferred shares or incurring Borrowings. However, if at some future time the Fund issues FundPreferred shares and/or incurs Borrowings, the Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on FundPreferred shares and interest on Borrowings have been paid, and (i) unless asset coverage (as defined in the 1940 Act) with respect to FundPreferred shares would be at least 200% after giving effect to the distributions and (ii) unless asset coverage (again, as defined in the 1940 Act) with respect to any Borrowings would be at least 300% after giving effect to the distributions. See "--FundPreferred Shares" below.


   The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

   Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund (including up to $.04 per Common Share of offering costs). Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $.04 per Common Share. See "Use of Proceeds."


   Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot guarantee you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund."

FundPreferred Shares

   The Fund has no current intention of issuing FundPreferred shares. However, the Declaration authorizes the issuance of an unlimited number of FundPreferred shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any FundPreferred shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration.

   Limited Issuance of FundPreferred Shares. Under the 1940 Act, the Fund can issue FundPreferred shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the FundPreferred shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the FundPreferred shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

   Distribution Preference. The FundPreferred shares would have complete priority over the Common Shares as to distribution of assets.

   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of FundPreferred shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.


   Voting Rights. FundPreferred shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this prospectus or the Statement of Additional Information and except as otherwise required by applicable law, holders of FundPreferred shares would vote together with Common Shareholders as a single class.


   Holders of FundPreferred shares, voting as a separate class, would be entitled to elect two of the Fund's trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than two and no more than fifteen trustees). The remaining trustees would be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the FundPreferred shares, the holders of all outstanding FundPreferred shares, voting as a separate class, would be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of FundPreferred shares would be required, in addition to the single class vote of the holders of FundPreferred shares and Common Shares. See "Certain Provisions in the Declaration of Trust" and the Statement of Additional Information under "Description of Shares--FundPreferred Shares--Voting Rights."


   Redemption, Purchase and Sale of FundPreferred Shares. The terms of the FundPreferred shares may provide that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of FundPreferred shares by the Fund would reduce the leverage applicable to Common Shares, while any issuance of such shares by the Fund would increase such leverage.


   In the event of any future issuance of FundPreferred shares, the Fund likely would apply for ratings from an NRSRO. In such event, as long as FundPreferred Shares are outstanding, the composition of the Fund's portfolio would reflect guidelines established by such NRSRO. Based on previous guidelines established by such NRSROs for the securities of other issuers, the Fund anticipates that the guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. However, at this time, no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any FundPreferred shares.

Borrowings

   The Fund has no current intention of incurring Borrowings. However, the Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank Borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such Borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements would increase the cost of Borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such Borrowings, must have an "asset coverage" of at least 300%. With respect to any such Borrowings, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowing represented by senior securities issued by the Fund. As with the issuance of FundPreferred shares, certain types of Borrowing may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

   The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings would be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions that limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act would (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund would repay the Borrowings. Any Borrowing will likely be ranked senior or equal to all other existing and future Borrowings of the Fund. The Fund also may borrow up to an additional 5% of its total assets for temporary purposes. See "Investment Restrictions" in the Statement of Additional Information.

                CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.


   The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and, if issued, FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company,
(2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or
(5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and, if issued, FundPreferred shares outstanding at the time, voting together as a single class, would be required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series would be required. Approval of shareholders would not be required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of any outstanding FundPreferred shares, the action in question would also require the affirmative vote of the holders of at least two-thirds of the FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the FundPreferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and, if issued, FundPreferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization that adversely affects the holders of any outstanding FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust."

   The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

   Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

            REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

   The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.


   If the Fund converted to an open-end investment company, it would be required to redeem all FundPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the New York Stock Exchange or elsewhere. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.


   Before deciding whether to take any action if the Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS

   The following discussion of federal income tax matters is based on the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.


   The discussions below and certain disclosure in the Statement of Additional Information provide general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of an investment in the Fund. The following tax discussion assumes that you are a U.S. shareholder and that you hold the Common Shares as a capital asset.

   The Fund intends to elect to be treated and to qualify annually as a regulated investment company under the Code. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income and such amounts from previous years that were not distributed, then the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. Fund distributions also may be subject to state and local taxes. If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to Common Shareholders will not be deductible by the Fund in computing its taxable income. You should consult with your own tax adviser regarding the particular consequences to you of investing in the Fund.

   For tax purposes, the Fund's distributions will be characterized as having been made from a combination of

      (a) the Fund's investment company taxable income, which is comprised primarily of the dividends received from the stocks in the Equity Portfolio plus short-term capital gains on such stocks and on index option positions, less Fund expenses;

      (b) any net capital gains (the excess of net long-term capital gain over net short-term capital loss) from transactions in the stocks in the Fund's Equity Portfolio and the net index option premiums and other transactions (actual or deemed) in the Fund's Index Option Strategy ; and/or

      (c) the Fund's capital, only to the extent that such investment company taxable income and net capital gains are insufficient in a particular year to account for the entire amount of the Fund's distributions to Common Shareholders.

   The operation of tax rules, including special rules applicable to the deemed realization of gains and losses on certain option positions at calendar year-end, in certain years may cause a significant portion of the Fund's distributions to be characterized as a return of capital for tax purposes. For example, in a rising equity market in which the S&P 500 Index and the Fund's Equity Portfolio investments rise in value, the Fund may realize capital losses in connection with its short positions in S&P 500 Index call options (which it would have sold to generate option premium cash flow), while the largely reciprocal increases in the value of the Fund's Equity Portfolio investments will be treated as unrecognized capital gains. In this circumstance, although the Fund's net cash flows and/or total returns may equal or exceed the amount of distributions paid, the combination of its investment company taxable income and net capital gains may be far less than the amount of the distributions paid, in which case the difference will be characterized as a return of capital for tax purposes.

   Over time, the Fund will distribute all of its investment company taxable income and net capital gains (after it pays accrued dividends on, or redeems or liquidates, outstanding FundPreferred shares, if any, and makes interest and required principal payments on Borrowings, if any). In addition, at least annually, the Fund intends to distribute net capital gains not previously distributed, if any.

   Dividends paid to you out of the Fund's investment company taxable income will generally be taxable to you as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional Common Shares, except as described below with respect to "qualified dividend income". Distributions of net capital gain, if any, are taxable to you as long-term capital gains, regardless of how long you have held the Common Shares. A distribution of an amount in excess of the Fund's earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Common Shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Common Shares. The Fund's transactions in options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. For example, the Fund's index option positions are expected to be treated as "Section 1256 Contracts" under the Internal Revenue Code. In general, the Fund would be required to treat any Section 1256 Contracts as if they were sold for their fair market value at the end of the Fund's taxable year, and would be required to recognize gain or loss on such deemed sale for federal income tax purposes even though the Fund did not actually sell the contract and receive cash. Forty percent of such gain or loss would be treated as short-term capital gain or loss and sixty percent of such gain or loss would be treated as long-term capital gain or loss. This treatment may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a registered investment company and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a registered investment company.


   The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act") reduced the maximum tax rate on long-term capital gains on noncorporate investors from 20% to 15%. The Act also reduced to 15% the maximum tax rate on "qualified dividend income." To be eligible for this reduced rate, a shareholder must be a noncorporate taxpayer and must satisfy certain holding period requirements. In the case of a regulated investment company, the amount of dividends paid by the company that may be eligible for the reduced rate may not exceed the amount of aggregate qualifying dividends received by the company. To the extent the Fund distributes amounts of dividends, including capital gain dividends, eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.

   A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.


   Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution with respect to the then current estimated source of the distribution made for tax purposes. However, the ultimate tax characterization of the Fund's distributions made in a calendar year may not finally be determined until after the end of that calendar year. Pursuant to exemptive relief obtained by NAM with respect to its funds (including the Fund), the Fund can distribute net realized capital gains to its Common Shareholders in more than one of its monthly distributions. Each year, we will notify you of the tax status of dividends and other distributions.

   If you sell Common Shares, you may realize a capital gain or loss that will be long-term or short-term, depending on your holding period for the shares. Generally, a shareholder's gain or loss will be a long-term capital gain or loss if the shares have been held for more than one year.

   Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares. The ability to otherwise deduct capital losses may be subject to limitations under the Code.


   We may be required to withhold federal income tax from all taxable distributions payable if you:

  .  fail to provide us with your correct taxpayer identification number;

  .  fail to make required certifications; or

  .  have been notified by the IRS that you are subject to backup withholding.

   As modified by the Act, the backup withholding rate is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. This withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability, provided the required information is furnished to the IRS.

   Federal tax law imposes an alternative minimum tax with respect to individuals and corporations. Under current law, it is not expected that you will be subject to alternative minimum tax as a result of your investment in the Fund.

   The Fund may invest in securities the federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

                                 UNDERWRITING


   Subject to the terms and conditions stated in the purchase agreement dated
      , 2005, each Underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.



                                                                                 Number of
         Underwriter                                                           Common Shares
         -----------                                                           -------------
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated.........................................................
Nuveen Investments, LLC.......................................................
Citigroup Global Markets Inc..................................................
UBS Securities LLC............................................................
A.G. Edwards & Sons, Inc......................................................
Wachovia Capital Markets, LLC.................................................
Advest, Inc...................................................................
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.................
Robert W. Baird & Co. Incorporated............................................
Banc of America Securities LLC................................................
H&R Block Financial Advisors, Inc.............................................
Crowell, Weedon & Co..........................................................
Deutsche Bank Securities Inc..................................................
Ferris, Baker Watts, Incorporated.............................................
J.J.B. Hilliard, W.L. Lyons, Inc..............................................
Janney Montgomery Scott LLC...................................................
KeyBanc Capital Markets, a division of McDonald Investments Inc...............
Legg Mason Wood Walker, Incorporated..........................................
Oppenheimer & Co. Inc.........................................................
RBC Capital Markets Corporation...............................................
Ryan Beck & Co., Inc..........................................................
Stifel, Nicolaus & Company, Incorporated......................................
Wedbush Morgan Securities Inc.................................................
Wells Fargo Securities, LLC...................................................
                                                                               -------------
         Total................................................................
                                                                               =============


   The purchase agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions.


   The Underwriters are obligated to purchase all the Common Shares sold under the purchase agreement if any of the Common Shares are purchased. In the purchase agreement, the Fund, NAM and Gateway have jointly agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute payments the Underwriters may be required to make for any of those liabilities.


Commissions and Discounts


   The Underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the
public offering price less a concession not in excess of $       per Common
Share. The sales load the Fund will pay of $.90 per Common Share is equal to 4.5% of the initial offering price. The Underwriters may allow, and the dealers
may reallow, a discount not in excess of $       per Common Share on sales to
other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Common
Shares purchased on or before          , 2005.

   The following table shows the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund. The information assumes either no exercise or full exercise by the Underwriters of their overallotment option.


                                                     Without        With
                                        Per Share Overallotment Overallotment
  -                                     --------- ------------- -------------
  Public offering price................  $20.00         $             $
  Sales load...........................    $.90         $             $
  Estimated offering expenses..........    $.04         $             $
  Proceeds, after expenses, to the Fund  $19.06         $             $



   The expenses of the offering are estimated at $       and are payable by the
Fund. The Fund has agreed to pay the Underwriters $.00667 per Common Share as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the Underwriters will not exceed .03335% of the total price to the public of the Common Shares sold in this offering. Nuveen has agreed to reimburse all of the Fund's organizational expenses and to pay the amount by which the aggregate offering expenses (other than the sales load, but including the reimbursement of expenses described above) exceed $.04 per Common Share.


Overallotment Option


   The Fund has granted the Underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the Underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional Common Shares proportionate to that Underwriter's initial amount reflected in the above table.


Price Stabilization, Short Positions and Penalty Bids

   Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit Underwriters and selling group members from bidding for and purchasing the Fund's Common Shares. However, the representative may engage in transactions that stabilize the price of Common Shares, such as bids or purchases to peg, or maintain, that price.

   If the Underwriters create a short position in the Common Shares in connection with the offering (i.e., if they sell more Common Shares than are listed on the cover of this prospectus), the representative may reduce that short position by purchasing Common Shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of Common Shares to stabilize the price or to reduce a short position may cause the price of the Fund's Common Shares to be higher than it might be in the absence of such purchases.

   Neither the Fund nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the Underwriters makes any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

   The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the Underwriters, except for the sale of Common Shares to the Underwriters pursuant to the purchase agreement and certain transactions relating to the Plan.

   The Fund anticipates that the Underwriters may from time to time act as brokers or dealers in connection with the Fund's portfolio transactions. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities and, therefore, can be expected to engage in portfolio transactions with the Fund.

   One or more of the Underwriters of the Common Shares may also act as an underwriter of the Fund's preferred shares, if any, and as a broker-dealer in connection with auctions of the preferred shares.


   The Common Shares will be sold in such a manner as to ensure that New York Stock Exchange distribution standards (that is, round lots, public shares and aggregate market value) will be met.

Other Relationships

   NAM (and not the Fund) has agreed to pay from its own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated. NAM will pay to Merrill Lynch an annual fee equal to .15% of the Fund's Managed Assets so long as NAM serves as the adviser to the Fund. Merrill Lynch has agreed to provide, as requested by NAM, certain after-market shareholder support services designed to maintain the visibility of the Fund on an ongoing basis and, as requested by NAM, to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry and asset management industry. The total amount of these additional compensation amounts paid to
Merrill Lynch will not exceed     % of the price to the public of the Common
Shares sold in the offering.

   NAM (and not the Fund) has agreed to pay to Citigroup Global Markets Inc.
from its own assets a structuring fee in the amount of $     for advice
relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund's Common Shares. The
structuring fee paid to Citigroup Global Markets Inc. will not exceed   % of
the total price to the public of the Common Shares sold in this offering.

   NAM (and not the Fund) may also pay to UBS Securities LLC from its own
assets a structuring fee in the amount of $   for advice relating to the
structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund's Common Shares. The structuring fee paid
to UBS Securities LLC will not exceed       % of the total price to the public
of the Common Shares sold in this offering.

   NAM (and not the Fund) has agreed to pay to A.G. Edwards & Sons, Inc. from
its own assets a structuring fee in the amount of $     for advice relating to
the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund's Common Shares. The structuring fee
paid to A.G. Edwards & Sons, Inc. will not exceed   % of the total price to the
public of the Common Shares sold in this offering.

   NAM (and not the Fund) may also pay certain qualifying Underwriters a sales incentive fee, structuring fee or, alternatively, additional compensation in connection with this offering. The total amount of these payments will not
exceed   % of the total price to the public of the Common Shares sold in this offering.

   The total amount of the Underwriter compensation payments described above plus the amount paid by the Fund as the $.00667 per Common Share reimbursement to the Underwriters, will not exceed 4.5% of the total price to the public of the Common Shares offered hereby. The sum total of all compensation to the Underwriters in connection with this public offering of Common Shares, including sales load and all forms of additional compensation or structuring fee payments to the Underwriters, will be limited to not more than 9.0% of the total price to the public of the Common Shares sold in this offering.

   The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.


                         CUSTODIAN AND TRANSFER AGENT

   The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                LEGAL OPINIONS


   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Bell, Boyd & Lloyd LLC, Chicago, Illinois, and for the Underwriters by Clifford Chance US LLP, New York, New York. Bell, Boyd & Lloyd LLC and Clifford Chance US LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION


                                                                 Page
                                                                 ----
          Use of Proceeds.......................................   3
          Investment Objectives.................................   3
          Investment Restrictions...............................   3
          Investment Policies and Techniques....................   7
          Overall Fund Management...............................   8
          Gateway Investment Philosophy and Process.............   9
          Portfolio Composition.................................  10
          Other Investment Policies and Techniques..............  15
          Management of the Fund................................  27
          Investment Advisers...................................  36
          Portfolio Transactions and Brokerage..................  40
          Distributions.........................................  42
          Description of Shares.................................  43
          Certain Provisions in the Declaration of Trust........  48
          Repurchase of Fund Shares; Conversion to Open-End Fund  50
          Tax Matters...........................................  52
          Experts...............................................  59
          Custodian and Transfer Agent..........................  59
          Other Matters.........................................  60
          Additional Information................................  60
          Report of Independent Auditors........................  61
          Financial Statements..................................  62
          Appendix A--Ratings of Investments.................... A-1
          Appendix B--Proxy Voting Policy....................... B-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


   Until         , 2005 (25 days after the date of this prospectus), all
dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.


                                          Shares

                     Nuveen Equity Premium and Growth Fund

                                 Common Shares


                               $20.00 per Share


                                ---------------
                                  PROSPECTUS
                                ---------------


                              Merrill Lynch & Co.

                            Nuveen Investments, LLC

                                   Citigroup

                              UBS Investment Bank

                                 A.G. Edwards

                              Wachovia Securities

                                 Advest, Inc.

                             BB&T Capital Markets

                             Robert W. Baird & Co.

                        Banc of America Securities LLC

                      H&R Block Financial Advisors, Inc.

                             Crowell, Weedon & Co.

                           Deutsche Bank Securities

                              Ferris, Baker Watts
                                 Incorporated

                       J.J.B. Hilliard, W.L. Lyons, Inc.

                          Janney Montgomery Scott LLC

                            KeyBanc Capital Markets

                            Legg Mason Wood Walker
                                 Incorporated

                               Oppenheimer & Co.

                              RBC Capital Markets

                                Ryan Beck & Co.

                          Stifel, Nicolaus & Company
                                 Incorporated

                        Wedbush Morgan Securities Inc.

                            Wells Fargo Securities

                                        , 2005

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  LPR-JPG-1105D

                               SUBJECT TO COMPLETION

     Preliminary Statement of Additional Information dated October 25, 2005


     The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                     NUVEEN EQUITY PREMIUM AND GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION


     Nuveen Equity Premium and Growth Fund (the "Fund") (formerly known as Nuveen Equity Premium Income Fund 2 through September 12, 2005) is a newly organized, diversified, closed-end management investment company.


     This Statement of Additional Information relating to common shares of the Fund ("Common Shares") does not constitute a prospectus, but should be read in conjunction with the Fund's Prospectus relating thereto dated _____, 2005(the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund may be obtained without charge by calling (800) 257-8787, by writing to the Fund or from the Fund's website (http://www.nuveen.com). You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----
Use of Proceeds...............................................................3
Investment Objectives.........................................................3
Investment Restrictions ......................................................3
Investment Policies and Techniques............................................7
Overall Fund Management.......................................................8
Gateway Investment Philosophy and Process.....................................9
Portfolio Composition .......................................................10
Other Investment Policies and Techniques.....................................15
Management of the Fund.......................................................27
Investment Advisers..........................................................36
Portfolio Transactions and Brokerage.........................................40
Distributions ...............................................................42
Description of Shares........................................................43
Certain Provisions in the Declaration of Trust...............................48
Repurchase of Fund Shares; Conversion to Open-End Fund.......................50
Tax Matters..................................................................52
Experts......................................................................59
Custodian and Transfer Agent.................................................59
Other Matters................................................................60
Additional Information.......................................................60
Report of Independent Registered Public Accounting Firm......................61
Financial Statements ........................................................62
Ratings of Investments (Appendix A)........................................ A-1
Proxy Voting Policy (Appendix B)........................................... B-1


This Statement of Additional Information is dated _____, 2005.

                                 USE OF PROCEEDS


     The net proceeds of the offering of Common Shares of the Fund will be approximately $_____ ($_____ if the Underwriters exercise the overallotment option in full) after payment of the estimated offering costs. Nuveen has agreed to pay (i) all organizational expenses of the Fund and (ii) offering costs (other than sales load) that exceed $.04 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in equity securities that meet the Fund's investment objectives and policies within approximately one to two weeks after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. government or its agencies or instrumentalities, or in high quality, short-term money market instruments.


                              INVESTMENT OBJECTIVES

     The Fund's primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund will pursue its investment objectives by utilizing an integrated equity index option strategy.


     Under normal market circumstances, the Fund will invest its Managed Assets (as defined on page 7) in a diversified equity portfolio (the "Equity Portfolio") that seeks to substantially replicate price movements of the Standard & Poor's 500 Stock Index (the "S&P 500 Index") and is designed to support the Fund's Index Option Strategy (as defined below). The Fund's Equity Portfolio will seek to generate a higher dividend yield than the weighted average dividend yield of the S&P 500 Index. The Fund does not intend that the Equity Portfolio will contain exactly the same stocks as the S&P 500 Index. The Fund intends to maintain an overlap of less than 70% between the stocks held in the Equity Portfolio and the stocks comprising the S&P 500 Index. Under normal market circumstances, the Fund currently expects to be fully invested (at least 95% of its Managed Assets) in the Equity Portfolio and Index Option Strategy, and in no case will the Fund invest less than 80% of its Managed Assets in the Equity Portfolio.



     The Fund will pursue its investment objectives by selling index call options and purchasing index put options, each on the S&P 500 Index (the "Index Option Strategy"). Initially, the Fund will sell index call options on a continuous basis on approximately 80% of the value of the Equity Portfolio. Thereafter, the Fund may elect to increase or decrease the amount of index call options sold by the Fund if deemed strategically advisable by NAM and Gateway. By selling index call options on less than the full value of the Equity Portfolio, the Fund retains any potential capital appreciation or depreciation on the portion of the Equity Portfolio not effectively subject to the call options. Initially, the Fund will purchase index put options on approximately 80% of the value of the Equity Portfolio to provide a measure of protection to the Fund against a significant market decline over a short period of time. Thereafter, the Fund may elect to vary the amount of index put options purchased by the Fund if deemed strategically advisable by NAM and Gateway based on the relative cost of index put options compared to the protection afforded the Equity Portfolio by such index put options. The Fund will purchase index put options with the premiums received by the Fund from the sale of index call options. The excess cash flows derived from selling index call options, less the cost of purchasing index put options, is referred to as "net index option premiums."


     The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and, if applicable, FundPreferred/TM/ shares voting together as a single class, and of the holders of a "majority of the outstanding" FundPreferred shares voting as a separate class, if applicable. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of Shares--FundPreferred Shares--Voting Rights" in the Fund's Prospectus and "Description of Shares--FundPreferred Shares--Voting Rights" in this Statement of Additional Information for additional information with respect to the voting rights of holders of FundPreferred shares.

                            INVESTMENT RESTRICTIONS

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if applicable, FundPreferred shares voting together as a single class, and of the holders of a majority of the outstanding FundPreferred shares voting as a separate class, if applicable:

          (1) Issue senior securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), other than (i) preferred shares that immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness that immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction
      (2) set forth below;

                  (2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act;

                  (3) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act") in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating adjustable rate senior loans;


                  (4) Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term "issuer" shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation;


                  (5) Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans in which the Fund may invest are considered to be interests in real estate; and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;


                  (6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, or except pursuant to the Fund's Index Option Strategy or to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans in which the Fund may invest are considered to be interests in commodities, and this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities;


                  (7) Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act; and


                  (8) With respect to 75% of the value of the Fund's total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, and provided further that for purposes of this restriction, the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.

         For the purpose of applying the limitation set forth in subparagraph
(8) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.


         Under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.


         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

                  (1) sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

                  (2) purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. The Fund will rely on representations of Borrowers in loan agreements in determining whether such Borrowers are investment companies.

                  (3) purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

         The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

         Although the Fund has no current intention to issue FundPreferred shares or incur Borrowings, the Fund may be subject to certain restrictions imposed by either guidelines of one or more nationally recognized statistical rating organizations ("NRSROs") that may issue ratings for FundPreferred shares, if any, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede Gateway or NAM from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

         The Fund's primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund will pursue its investment objectives by utilizing an integrated equity index option strategy.


     Under normal market circumstances, the Fund will invest its Managed Assets in an Equity Portfolio that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Fund's Index Option Strategy. The Fund's Equity Portfolio will seek to generate a higher dividend yield than the weighted average dividend yield of the S&P 500 Index. The Fund does not intend that the Equity Portfolio will contain exactly the same stocks as the S&P 500 Index.


     The Fund's Index Option Strategy will consist of selling index call options and purchasing index put options, each on the S&P 500 Index. The Fund's strategy of using the S&P 500 Index as the relevant benchmark for its Equity Portfolio and Index Option Strategy is not considered fundamental and can be changed without a vote of the Common Shareholders. However, any use of an alternative index must be approved by the Fund's Board. Under normal market circumstances, the Fund currently expects to be fully invested (at least 95% of its Managed Assets) in the Equity Portfolio and Index Option Strategy, and in no case will the Fund invest less than 80% of its Managed Assets in the Equity Portfolio.

     The Fund's policy of investing at least 80% of its Managed Assets in the Equity Portfolio is not considered to be fundamental by the Fund and can be changed without a vote of the Common Shareholders. However, this policy may only be changed by the Fund's Board following the provision of 60 days prior written notice to Common Shareholders.


     The Equity Portfolio will seek to generate a higher dividend yield than the weighted average dividend yield of the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks that is market-capitalization weighted and is generally representative of the performance of larger companies in the United States. It is not possible to invest directly in the S&P 500 Index. "Standard & Poor's(R)", "S&P(R)", "Standard & Poor's 500", "S&P 500(R)" and "500" are
trademarks of The McGraw-Hill Companies, Inc. and the Fund expects to license the use of such trademarks. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Due to tax considerations, the Fund intends to maintain an overlap of less than 70% between the stocks held in the Equity Portfolio and the stocks comprising the S&P 500 Index.

     The Fund will pursue its investment objectives by utilizing its Index Option Strategy of selling S&P 500 Index call options and purchasing S&P 500 Index put options. Initially, the Fund will sell index call options on a continuous basis on approximately 80% of the value of the Equity Portfolio. Thereafter, the Fund may elect to increase or decrease the amount of index call options sold by the Fund if deemed strategically advisable by NAM and Gateway. By selling index call options on less than the full value of the Equity Portfolio, the Fund retains any potential capital appreciation or depreciation on the portion of the Equity Portfolio not effectively subject to the call options. Initially, the Fund will purchase index put options on approximately 80% of the value of the Equity Portfolio to provide a measure of protection to the Fund against a significant decline over a short period of time. Thereafter, the Fund may elect to vary the amount of index put options purchased by the Fund if deemed strategically advisable by NAM and Gateway based on the relative cost of index put options compared to the protection afforded the Equity Portfolio by such index put options. The Fund will purchase index put options with the premiums received by the Fund from the sale of index call options. The excess cash flows derived from selling index call options, less the cost of purchasing index put options, is referred to as net index option premiums.

     The Fund will sell and purchase S&P 500 Index options that are exchange-listed and that are "European style," meaning that the options only may be exercised on the expiration date of the option. The options the Fund sells and purchases will generally have expiration dates within six calendar months following the month in which they were written. Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based (in the case of the Fund, the S&P 500 Index) is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option, and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.


     As the seller of an S&P 500 Index call option, the Fund receives cash (the premium) from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the S&P 500 Index over a fixed price (the exercise price) on a certain date in the future (the expiration date). The premium, the exercise price and the market value of the S&P 500 Index determine the gain or loss realized by the Fund as the seller of the index call option.

     Generally, the Fund intends to sell S&P 500 Index call options near to "at-the-money" (i.e., the exercise price generally will be within a close range above or below the current level of the cash value of the S&P 500 Index). The Fund, in effect, sells the potential appreciation in the value of portion of the Equity Portfolio subject to call options in exchange for the premium. If, at expiration, the purchaser exercises the S&P 500 Index call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the S&P 500 Index and the exercise price of the index option. See "The Fund's Investments" and "Risks" in the Prospectus.


     As the purchaser of an index put option, the Fund, in exchange for a premium, has the right to receive a cash payment from the seller of the option in the event the value of the S&P 500 Index is below the exercise price of the index put option upon its expiration. The Fund will purchase S&P 500 Index put options to provide a measure of protection to the Fund against a significant market decline over a short period of time. However, because the Fund (1) may elect not to purchase S&P 500 Index put options on a continuous basis, (2) may elect not to purchase S&P 500 Index put options on the full value of the Equity Portfolio, and (3) generally will purchase S&P 500 Index put options that are significantly "out-of-the-money," the Fund will not be fully covered against a market decline. An index put option is "out-of-the-money" when its exercise price is less than the cash value of the S&P 500 Index. The Fund would ordinarily realize a gain on an index put option if (i) at the end of the index option period, the value of an index decreased below the exercise price of the index put option sufficiently to more than cover the premium and transaction costs or (ii) the Fund sells the index put option prior to its expiration at a price that is higher than its cost.


         The Fund generally will terminate its index option positions prior to their expiration dates. In the case of index call options, the cost of repurchasing an option will determine the gain or loss realized by the Fund, and in the case of index put options, the proceeds from the sale will determine the gain or loss realized by the Fund.

         The Fund may employ financial leverage by issuing preferred shares of beneficial interest ("FundPreferred/TM/ Shares") or by incurring borrowings, commercial paper or notes (collectively, "Borrowings"). The Fund's net assets, including assets attributable to any FundPreferred/TM/ Shares that may be outstanding and the principal amount of any Borrowings, are called "Managed Assets." However, the Fund has no current intention to issue FundPreferred Shares or issue Borrowings.

         Under normal circumstances:


         . The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

         . The Fund may invest up to 15% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable).

                       OVERALL FUND MANAGEMENT




     Nuveen Asset Management ("NAM") will be responsible for determining the Fund's overall investment strategy and its implementation.


     NAM will oversee Gateway in its management of the Fund's portfolio. This oversight will include ongoing evaluation of Gateway's investment performance, portfolio allocations, quality of investment process and personnel, compliance with Fund and regulatory guidelines, trade allocation and execution and other factors. If applicable, NAM also will oversee the Fund's use of leverage, if any, and efforts to minimize the costs and mitigate the risks to Common Shareholders associated with using financial leverage. In addition, to the extent the Fund utilizes leverage and determines to invest in adjustable rate senior loans and other debt instruments, NAM or an affiliate of NAM will invest the Fund's Managed Assets allocated to such adjustable rate senior loans and other debt instruments. However, the Fund has no current intention to utilize leverage or invest in adjustable rate senior loans or other debt instruments.

                    GATEWAY INVESTMENT PHILOSOPHY AND PROCESS


     Gateway will invest the Fund's Managed Assets in the Equity Portfolio and manage the Fund's Index Option Strategy. The Fund's Index Option Strategy will consist of selling S&P 500 Index call options to generate current income from premiums and purchasing S&P 500 Index put options to protect the Fund from a significant market decline over a short period of time. Initially, the Fund will sell index call options on a continuous basis on approximately 80% of the value of Equity Portfolio. Thereafter, the Fund may elect to increase or decrease the amount of index call options sold by the Fund if deemed strategically advisable by NAM and Gateway. By selling index call options on less than the full value of the Equity Portfolio, the Fund retains any potential capital appreciation or depreciation on the portion of the Equity Portfolio not effectively subject to the index call options. Initially, the Fund will purchase index put options on approximately 80% of the value of the Equity Portfolio to provide a measure of protection against a significant decline in a short period of time. Thereafter, the Fund may elect to vary the amount of index put options sold by the Fund if deemed strategically advisable by NAM and Gateway based on the relative cost of index put options compared to the protection afforded the Equity Portfolio by such index put options.


     Investment Philosophy. Gateway believes an index option strategy that combines selling index call options and purchasing index put options can provide high current income and gains while significantly moderating the downside risk of investing in an equity portfolio. An actively managed index option strategy may be an effective risk management tool that could reduce risk more than return, resulting in an improved reward-to-risk ratio, greater return consistency and the potential for greater preservation of portfolio value in adverse markets.


     Gateway believes a broadly-diversified equity portfolio emphasizing stocks with higher dividend yields can enhance performance relative to a 100% indexed portfolio by generating higher anticipated dividend income and greater tax and investment flexibility.


     Gateway believes index options may achieve better tax and transactional efficiency than options on individual stocks because index options are cash-settled with known exercise dates and because the markets for index options are deeper, more liquid and result in lower transaction costs.

     Gateway further believes that its integrated strategy of selling index call options and purchasing index put options (supported by an underlying equity portfolio) should generally provide returns that are superior to simply owning the underlying equity market index under four different stock market scenarios:
(i) moderately rising markets; (ii) stable or flat markets; (iii) moderately down trending markets; and (iv) sharp market declines over a short period of time. In strongly rising equity markets, the index option strategy would generally be expected to underperform the underlying index.

     Investment Process. Gateway utilizes an index option strategy that consists of two components: (i) selling Index call options to produce premium cash flow and gains and (ii) purchasing index put options to provide a measure of protection in the event of a significant market decline over a short period of time. Gateway's index option strategy is supported by investment in a diversified portfolio of stocks that seek to substantially replicate the weighted average price movements of a target index comprised of the S&P 500 Index.

     Gateway's index option strategy is designed to (i) produce a high level of current cash flow (the net premium income after paying the cost of the put options) and (ii) potentially offset or hedge against a significant decline in the equity market over a short period of time. Gateway does not employ its index option strategy to speculate on the equity market.


     Initially, Gateway intends to sell index call options on approximately 80% of the value of the Fund's Equity Portfolio. Thereafter, the Fund may elect to increase or decrease the amount of index call options sold by the Fund if deemed strategically advisable by NAM and Gateway. By selling index call options on less than the full value of the Equity Portfolio, the Fund retains any potential capital appreciation or depreciation on the portion of the Equity Portfolio not effectively subject to the index call options. Gateway does not intend to sell index call options representing amounts greater than the value of the Equity Portfolio (i.e., take a `naked' position). Similarly, Gateway expects that the Fund will purchase index put options on approximately 80% of the value of the Equity Portfolio to provide a measure of protection against a significant decline in a short period of time. Thereafter, the Fund may elect to vary the amount of index put options sold by the Fund if deemed strategically advisable by NAM and Gateway based on the relative cost of index put options compared to the protection afforded the Equity Portfolio by such index put options. Gateway does not intend to purchase index put options representing amounts greater than the Fund's Equity Portfolio.


     Gateway actively manages its option positions, purchasing back index call options and/or selling index put options based on relative value and risk/return analysis. To determine which index options to utilize, Gateway considers market factors, such as current market levels and volatility, and option-specific factors (including but not limited to premium/cost, exercise price and expiration). Gateway seeks to construct a portfolio of Index call and put options that is diversified across multiple strike prices and expiration dates.

     Gateway uses a multi-factor quantitative model to construct the Equity Portfolio. The model evaluates approximately 9,000 domestic and non-U.S. stocks to construct a portfolio of 200-400 stocks that meets criteria and constraints established by Gateway. Portfolio parameters may include, but are not limited to: tracking error of the portfolio to an index, overlap of holdings with an index, and dividend yield. In addition, Gateway will consider the tax consequences of certain transactions within the Equity Portfolio and intends to manage the portfolio in a tax-efficient manner by taking, for example, capital losses when possible to offset realized capital gains. Gateway will rebalance and adjust the Equity Portfolio as necessary for tracking and tax management purposes.

                             PORTFOLIO COMPOSITION

     The Fund's portfolio will be composed principally of the investments described below.

     Common Stocks. The Fund will invest in an Equity Portfolio that is designed to support the Index Option Strategy (defined below) consisting of common stocks, including American Depository Receipts ("ADRs"), that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Index Option Strategy. The Equity Portfolio will seek to generate a higher dividend yield than the dividend yield of the S&P 500 Index. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer's debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     The S&P 500 Index is an unmanaged index of 500 stocks that is market-capitalization weighted and is generally representative of the performance of larger companies in the U.S.

     An investment in the Fund should be made with an understanding of the risks that an investment in common stocks entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the common stock market may worsen and the value of the equity securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with an equity investment. The past market and earnings performance of any of the equity securities included in the Fund is not predictive of their future performance. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

     Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends that could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by the Fund. The equity securities held in the Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund's purchase and sale of the equity securities and other factors.


Index Options. The Fund will pursue its investment objectives by selling index call options and purchasing index put options, each on the S&P 500 Index (the "Index Option Strategy"). Initially, the Fund will sell index call options on a continuous basis on approximately 80% of the value of the Equity Portfolio. Thereafter, the Fund may elect to increase or decrease the amount of index call options purchased by the Fund if deemed strategically advisable by NAM and Gateway. By selling index call options on less than the full value of the Equity Portfolio, the Fund retains any potential capital appreciation or depreciation on the portion of the Equity Portfolio not effectively subject to the index call options. Initially, the Fund will purchase index put options on approximately 80% of the value of the Equity Portfolio to provide a measure of protection against a significant decline in a short period of time. Thereafter, the Fund may elect to vary the amount of index put options purchased by the Fund if deemed strategically advisable by NAM and Gateway based on the relative cost of index put options compared to the protection afforded the Equity Portfolio by such index put options. The Fund will purchase index put options with the premiums received by the Fund from the sale of index call options. The excess cash flows derived from selling index call options, less the cost of purchasing index put options, is referred to as net index option premiums.


     The Fund will sell and purchase index options that are exchange-listed and that are "European style", meaning that the options only may be exercised on the expiration dates of the options. Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based (in the case of the Fund, the S&P 500 Index) is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

     Option contracts are originated and standardized by an independent entity called the Options Clearing Corporation (the "OCC"). Currently, index options are available on 89 indexes, with new listings added periodically. The Fund will sell index call options and purchase index put options that are generally issued, guaranteed and cleared by the OCC. Gateway believes that the trading volume of index options is sufficient to support implementation of the Fund's Index Option Strategy.


     Selling Index Call Options. The Fund will sell S&P 500 Index call options primarily to generate net index option premiums. Generally, the Fund intends to sell S&P 500 Index call options near to "at-the-money" (i.e., the exercise price generally will be within a close range above or below the current level of the cash value of the S&P 500 Index). The Fund, in effect, sells the potential appreciation in the value of the portion of the Equity Portfolio subject to call options in exchange for the premium. The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund's objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net index option premiums realized from the sale of the index option. This reduction could be offset, at least in part, by appreciation in the value of the Equity Portfolio, and by the opportunity to realize additional premium income from selling a new index option.


     As the seller of an S&P 500 Index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the S&P 500 Index over the exercise price on the expiration date. If, at expiration, the purchaser exercises the S&P 500 Index call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the S&P 500 Index and the exercise price of the index option. The premium, the exercise price and the market value of the S&P 500 Index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund generally will repurchase S&P 500 Index call options prior to the expiration dates, ending the Fund's obligation. In that case, the cost of repurchasing an option will determine the gain or loss realized by the Fund.

     The Fund will cover its obligations when it sells index call options. An index call option is considered covered if the Fund maintains with its custodian assets determined to be liquid (in accordance with procedures established by the Board of Trustees) in an amount equal to the contract value of the index. An index call option also is covered if the Fund holds a call on the same security index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid (in accordance with procedures established by the Board of Trustees).


     Purchasing Index Put Options. The Fund's Index Option Strategy includes the purchasing of index put options. Index put options are contracts that give the holder of the option, in exchange for a premium, the right to receive a cash payment from the seller of the index option in the event the value of the index is below the exercise price of the index put option upon its expiration. The Fund will purchase index put options to provide a measure of protection the Fund against a significant market decline over a short period of time. However, because the Fund (1) may elect not to purchase S&P 500 Index put options on a continuous basis, (2) may elect not to purchase S&P 500 Index put options on the full value of the Equity Portfolio, and (3) generally will purchase index put options that are significantly "out-of-the-money," the Fund will not be fully covered against a market decline. An index put option is "out-of-the- money" when its exercise price is less than the cash value of the index. The Fund would ordinarily realize a gain on an index put option if, (i) at the end of the index option period, the value of an index decreased below the exercise price of the index put option sufficiently so that upon exercise by the Fund, the Fund receives an amount that is more than the premium and transaction costs or (ii) the Fund sells the index put option prior to its expiration at a price after transaction costs that is higher than its cost.


     The Fund generally will terminate its index option positions prior to their respective expiration dates. In the case of index call options, the cost of repurchasing an option will determine the gain or loss realized by the Fund and in the case of index put options, the proceeds from the sale will determine the gain or loss realized by the Fund.

     Risks of Trading Options. The ability to successfully implement the Fund's Index Option Strategy depends on Gateway's ability to react appropriately to pertinent market movements, which cannot be assured, and is subject to various additional risks. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     The value of the call options written by the Fund, which will be marked-to-market on a daily basis, will be affected by an increase in interest rates, changes in the actual or perceived volatility of the S&P 500 Index and the underlying common and the remaining time to the options' expiration. The value of the options may also be adversely affected if the market for the options becomes less liquid or smaller.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Transactions by the Fund in options on securities and indexes will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Gateway. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Gateway's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

     In addition to the risks of imperfect correlation between the Fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.


Adjustable rate senior loans. Although the Fund has no current intention to do so, the Fund may invest up to 20% of its Managed Assets in adjustable rate senior loans and other debt instruments. Under normal market circumstances, the Fund only will invest in adjustable rate senior loans and other debt instruments to the extent it utilizes leverage. The Fund may make such investments in an attempt to offset the leverage risks borne by the Fund relating to fluctuations in Common Share income due to variations in the FundPreferred share dividend rate and/or interest rates on Borrowings. The Fund may invest in (i) senior loans made by banks or other financial institutions to U.S. or non-U.S. corporations, partnerships and other business entities ("Borrowers") that operate in various industries and geographical regions, (ii) assignments of such interests in senior loans, (iii) participation interests in senior loans or (iv) certain derivative instruments and structured notes designed to emulate the returns and risks of senior loans. Senior loans hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets.


     Senior loans, as with the other types of securities in which the Fund may invest, are counted for purposes of various other limitations described in this Statement of Additional Information, including the limitation on investing no more than 15% of the Fund's Managed Assets in illiquid securities, to the extent such senior loans are deemed to be illiquid.

     Senior loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a senior loan results in a reduction in income to the Fund, a reduction in the value of the senior loan and a decrease in the Fund's net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of senior loans and in the Fund's net asset value.

     In the case of collateralized senior loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower's payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the senior loan. To the extent that a senior loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the Borrower. Uncollateralized senior loans involve a greater risk of loss. Some senior loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of senior loans, such as the Fund, including, under certain circumstances, invalidating such senior loans. Lenders commonly have certain obligations pursuant to the loan agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

     The amount of public information with respect to senior loans generally may be less extensive than that available for more widely rated, registered and exchange-listed securities. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. Senior loans may not be rated at the time that the Fund purchases them. If a senior loan is rated at the time of purchase, NAM may consider the rating when evaluating the senior loan but may not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependent on NAM's credit analysis abilities. Because of the protective terms of most senior loans, it is possible that the Fund is more likely to recover more of its investment in a defaulted senior loan than would be the case for most other types of defaulted debt securities.

     No active trading market currently exists for some of the senior loans in which the Fund may invest and, thus, those loans may be illiquid. Liquidity relates to the ability of the Fund to sell an investment in a timely manner at a price approximately equal to its value on the Fund's books. The illiquidity of some senior loans may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Because of the lack of an active trading market, illiquid securities are also difficult to value and prices provided by external pricing services may not reflect the true fair value of the securities. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund sell other investments or borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for senior loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund's net asset value and market price per share.

     If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of senior loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of senior loans that are considered highly leveraged transactions or subject such senior loans to increased regulatory scrutiny, financial institutions may determine to sell such senior loans. Such sales could result in prices that, in the opinion of NAM, do not represent fair value. If the Fund attempts to sell a senior loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the senior loan may be adversely affected.

     Any lender, which could include the Fund, is subject to the risk that a court could find the lender liable for damages in a claim by a Borrower arising under the common laws of tort or contracts or anti-fraud provisions of certain securities laws for actions taken or omitted to be taken by the lenders under the relevant terms of a loan agreement or in connection with actions with respect to the collateral underlying the senior loan.

      The Fund may purchase participations in senior loans. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a corporate Borrower. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a senior loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation, but not with the Borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the Borrower. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lenders' interest in the senior loan. A lender selling a participation and other persons interpositioned between the lender and the Fund with respect to participations will likely conduct their principal business activities in the banking, finance and financial services industries.

     The Fund may purchase and retain in its portfolio senior loans where the Borrowers have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a senior loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a senior loan.

     Certain Structured Notes. If the Fund invests in structured notes (as defined below) that are designed to provide returns and risks that emulate those of senior loans, the Fund may treat the value of (or, if applicable, the notional amount of) such investment as an investment in senior loans for purposes of determining the percentage of the Fund's Managed Assets invested under normal market circumstances in senior loans.

     The Fund acting as Original Lender, Sole Lender and/or Agent. The Fund, in connection with its investments in senior loans may act as one of the group of lenders originating a loan ("Originating Lender"), may purchase the entire amount of a particular loan ("Sole Lender"), and may act as Agent in the negotiation of the terms of a loan and in the formation of a group of investors in a Borrower's loan.

     The Fund as Originating Lender or Sole Lender. When the Fund acts as an Originating Lender or Sole Lender it will generally participate in structuring the loan, and may share in an origination fee paid by the Borrower. When the Fund is an Originating Lender or Sole Lender it will generally have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the loan agreement. As Sole Lender the Fund generally also would have full voting and consent rights under the applicable loan agreement.

     The Fund as Agent. Acting in the capacity of an Agent with respect to a loan may subject the Fund to certain risks in addition to those associated with the Fund's role as a lender. A financial institution's employment as an Agent under a senior loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency), similar risks may arise.

     The Fund's ability to receive fee income may also be constrained by certain requirements for qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to comply with those requirements and may limit its investments in loans in which it acts as Originating Lender, Sole Lender or Agent in order to do so.

     Other Investments. The Fund may invest in fixed or floating rate debt instruments and other securities as described below:

     Below Investment Grade Securities. Although the Fund has no current intention to do so, the Fund may invest in below investment grade securities (generally, senior loans). Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades (BBB-, BBB- or Baa3 or better by S&P, Fitch Ratings ("Fitch") or Moody's Investors Services, Inc. ("Moody's")), or (ii) unrated but judged to be of comparable quality. Investments in below investment grade securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality securities.

     Below investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-grade security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of below investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of below investment grade securities structured as zero coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest currently and in cash. NAM seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

     The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market. When secondary markets for below investment grade securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on NAM's research and analysis when investing in below investment grade securities. NAM seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

     A general description of the ratings of securities by S&P, Fitch and Moody's is set forth in Appendix A to this Statement of Additional Information. The ratings of S&P, Fitch and Moody's represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating lower-grade securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-grade securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. NAM does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

     The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or NAM downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NAM may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt securities.


     U.S. Government Securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or
(iv) the credit of the agency or instrumentality. The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if NAM determines that the credit risk with respect to such obligations is minimal.


     Mortgage-Related and Asset-Backed Securities. Mortgage-related securities are debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, or from refinancing or foreclosure, net of fees or costs that may be incurred. The mortgage-related securities in which the Fund invests will typically pay variable rates of interest, although the Fund may invest in fixed-rate obligations as well.

     The Fund may invest in certain asset-backed securities as discussed below. Asset-backed securities are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a Special Purpose Vehicle or "SPV"). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

     A collateralized loan obligation ("CLO") is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically senior loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CLOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued of collateral consisting of a pool of debt instruments, usually, non-investment grade bank loans. Payments with respect to the underlying debt securities generally are made to the trustee under the indenture. CLOs are designed to be retired as the underlying debt instruments are repaid. In the event of sufficient early prepayments on such debt instruments, the class or series of CLO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CLOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure their priority with respect to other CLO tranches that remain outstanding. The credit quality of these securities depends primarily upon the quality of the underlying assets, their priority with respect to other CLO tranches and the level of credit support and/or enhancement provided.

     The underlying assets (e.g., loans) are subject to prepayments that shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

     The Fund also may invest in collateralized debt obligations ("CDOs"). A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically non-investment grade bonds, leveraged loans, and other asset-backed obligations, are used as collateral supporting the various debt and equity tranches issued by the SPV. CDOs operate similarly to CLOs and are subject to the same inherent risks.

     Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities held by the Fund may exhibit additional volatility. This is known as extension risk. NAM expects that the Fund will focus its mortgage-related investments principally in adjustable rate mortgage-related and other asset-backed securities, which should minimize the Fund's overall sensitivity to interest rate volatility and extension risk. However, because interest rates on most adjustable rate mortgage-related and other asset-backed securities typically only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuation in the market value of these securities, including declines in market value as interest rates rise. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. Below investment grade securities frequently have call features that allow an issuer to redeem a security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (commonly referred to as call protection). An issuer may redeem a lower grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

     Debtor-In-Possesssion Financings. The Fund may invest in debtor-in-possession financings (commonly called "DIP financings"). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors claims). There is a risk that the entity will not emerge from chapter 11 and be forced to liquidate its assets under chapter 7 of the Bankruptcy Code. In such event, the Fund's only recourse will be against the property securing the DIP financing.

     Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

     Warrants and Equity Securities. The Fund may acquire equity securities and warrants issued by an issuer or its affiliates as part of a package of investments in the issuer or its affiliates issued in connection with a senior loan or other debt instrument of the Borrower. The Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in senior loans or other debt instruments. The value of warrants and equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's net asset value. The Fund may possess material non-public information about an issuer as a result of its ownership of a senior loan or other debt instrument of such issuer. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such an issuer when it would otherwise be advantageous to do so.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

REPURCHASE AGREEMENTS


     As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of NAM, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. NAM will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, NAM will demand additional collateral from the issuer to increase the collateral to at least that of the repurchase price, including interest.


SOVEREIGN DEBT SECURITIES


     The Fund may invest in debt securities and other instruments that are issued by, or that are related to, government, government-related and supranational issuers.


     An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

     The ability of a non-U.S. sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rate and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its export in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations. There may be no bankruptcy proceedings similar to those in U.S. by which defaulted interest may be collected.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

SECURITIES ISSUED BY NON-U.S. ISSUERS

     The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries.

     Securities of non-U.S. issuers include ADRs, Global Depositary Receipts
(GDRs) or other securities representing underlying shares of non-U.S. issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar-denominated receipts evidencing ownership of non-U.S. securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.


     Investors should understand and consider carefully the risks involved in investing in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers involves certain considerations comprising both risks and opportunities not typically associated with investing in securities of U.S. issuers. These considerations include: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, NAM may not be able to sell the Fund's portfolio securities at times, in amounts or at prices they consider reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic developments may adversely affect the securities markets; (vi) withholding and other non-U.S. taxes may decrease the Fund's return; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S. due to blockage of foreign currency exchanges or otherwise; and
(viii) possible seizure, expropriation or nationalization of the company or its assets. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in issuers located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Although the Fund may hedge its exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so.


     Eurodollar Instruments and Yankee Bonds. The Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar-denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest.

ZERO COUPON AND PAYMENT-IN-KIND SECURITIES

     The Fund's investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Payment-in-kind securities ("PIKs") pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification to be taxed as a "regulated investment company" under the Code, an investment company, such as the Fund, must distribute each year at least 90% of its investment company taxable income, including the original issue discount accrued on zero coupon bonds and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements to its Common Shareholders even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS


     The Fund may purchase and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets that provide taxable income for federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

HEDGING TRANSACTIONS

     As a non-fundamental policy that can be changed by the Board of Trustees, the use of derivatives and other transactions for purposes of hedging the portfolio will be restricted to reducing the portfolio's exposure to high yield credit risk, foreign currency exchange rate risk and the risk of increases in interest rates. The specific derivative instruments to be used, or other transactions to be entered into, for hedging purposes may include the purchase or sale of futures contracts on securities, credit-linked notes, securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index-linked securities; swaps; and currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange or at a fair value.


     There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedging instruments is subject to NAM's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings or other factors, and there can be no assurance that NAM's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, there can be no assurance that the Fund will enter into hedging or other transactions at times or under circumstances in which it would be advisable to do so.

     Options on Securities. The Fund may purchase put and call options on stock, bonds or other securities to hedge against adverse market shifts. In addition, the Fund may seek to hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options.

     As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time during the option period prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale or purchase transactions. In entering into a closing sale or purchase transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. See "Options-Risks of Trading Options".

     In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, purchasing options can result in additional amounts of leverage to the Fund. The leverage caused by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

     The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the seller of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.


    Options on Stock and Bond Indexes. The Fund may purchase put and call options on stock indexes (in addition to the S&P 500) and bond indexes to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock and bond indexes. The advisability of using stock or bond index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock or bond index options as a hedging technique will depend upon the extent to which price movements in the Fund's investments correlate with price movements in the stock or bond index selected. In addition, successful use by the Fund of options on stock or bond indexes will be subject to the ability of the adviser to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that the adivser's judgment in this respect will be correct.


     When the Fund writes an option on a stock or bond index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

     Stock and Bond Index Futures Contracts. The Fund may purchase and sell stock or bond index futures as a hedge against movements in the equity or bond markets. Stock and bond index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     For example, if the adviser expects general stock or bond market prices to decline, it might sell a futures contract on a particular stock or bond index. If that index does in fact decline, the value of some or all of the securities in the fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such futures contract. If, on the other hand, the adviser expects general stock or bond market prices to rise, it might purchase a stock or bond index futures contract as a hedge against an increase in prices of particular securities it wants ultimately to purchase. If in fact the stock or bond index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's futures contract resulting from the increase in the index. The Fund may purchase futures contracts on a stock or bond index to enable the adviser to gain immediate exposure to the underlying securities market pending the investment in individual securities of the Fund's portfolio.

     Under regulations of the Commodity Futures Trading Commission ("CFTC") currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund's long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in order to counter the impact of any potential leveraging.

     Parties to a futures contract must make "initial margin" deposits to secure performance of the contract. There are also requirements to make "variation margin" deposits from time to time as the value of the futures contract fluctuates.


     The Fund and NAM have claimed, respectively, an exclusion from registration as a commodity pool operator and as a commodity trading advisor under the Commodity Exchange Act (the "CEA") and, therefore, neither the Fund, NAM, nor their officers and directors, are subject to the registration requirements of the CEA or regulation as a commodity pool operator or a commodity trading adviser under the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See "Tax Matters."

     The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

     With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.


     Other Futures Contracts and Options on Futures Contracts. The Fund's use of derivative instruments also may include (i) U.S. Treasury security or U.S. Government Agency security futures contracts and (ii) options on U.S. Treasury security or U.S. Government Agency security futures contracts. All such futures contracts and options thereon must be traded and listed on an exchange. U.S. Treasury and U.S. Government Agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or a U.S. Government Agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. Government Agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. Government Agency futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the seller of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the seller's future margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.


     Risks Associated with Futures Contracts and Options on Futures Contracts. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until the expiration of the contract. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to Gateway's ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that NAM's judgment in this respect will be correct.


     The Fund's futures transactions will ordinarily be entered into for traditional hedging purposes. There is, however, no limit on the amount of the Fund's assets that can be put at risk through the use of futures contracts and options thereon and the value of the Fund's futures contracts and options thereon may equal or exceed 100% of the Fund's total assets.


     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     The Fund may invest in other options. An option is an instrument that gives the holder of the instrument the right, but not the obligation, to purchase or sell a predetermined number of specific securities (i.e. preferred stocks, common stocks or bonds) at a stated price within the expiration period of the instrument, which is generally less than 12 months from its issuance. If the right is not exercised after a specified period but prior to the expiration, the option expires. Both put and call options may be used by the Fund.

     Structured Notes. The Fund may use structured notes and similar instruments for hedging purposes. Structured notes are privately negotiated debt obligations or economically equivalent instruments where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities or loans, an index of securities or loans or specified interest rates or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     The Fund may purchase and sell various other kinds of financial futures contracts and options thereon. Futures contracts may be based on various debt securities and securities indexes (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Fund's initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the CFTC. These transactions involve transaction costs. There can be no assurance that the Fund's use of futures will be advantageous to the Fund.

     Credit-Linked Notes. The Fund may invest in credit-linked notes ("CLN") for risk management purposes, including diversification. A CLN is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligation and interest rate risk, the purchaser/seller of the CLN is subject to counterparty risk.

     Swaps. The Fund may enter into swap contracts to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, or to mitigate default risk. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or "swapped" between the parties, which returns are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the swaps of which it is the seller, marked to market on a daily basis. These instruments are traded in the over-the-counter market.

     The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions, including the risk that the counterparty may be unable to fulfill the transaction. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by NAM. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. If NAM is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

     Credit Default Swaps. The Fund may enter into credit default swap contracts for risk management purposes, including diversification. When the Fund is the purchaser of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

     Interest Rate Swaps and Caps. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate on the Fund's variable rate payment obligation. The payment obligations would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

     Because senior loans and other adjustable rate debt instruments in which the Fund may invest generally pay interest or dividends based on short-term market interest rates, the Fund's investments in senior loans and other adjustable rate debt instruments may potentially offset the leverage risks borne by the Fund relating to the fluctuations on Common Share income.

     The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

     Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Purchasing interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Purchasing interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the remainder of the outstanding amount of the Fund's leverage, less the amount of senior loans in the Fund's portfolio. The Fund has no current intention of selling an interest rate swap or cap. The Fund will monitor its interest rate swap and cap transactions with a view to insuring that it remains in compliance with all applicable tax requirements.

     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the interest payments or dividend payments due. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

     Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that NAM believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NAM will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

     In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's Common Shares.

     The Fund may choose or be required to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

     Total Return Swaps. The Fund will enter into total return swaps only on a net basis. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities, or securities indexes during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

     Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk in the event the Fund invests in non-U.S. dollar denominated securities of non-U.S. issuers as described in this Statement of Additional Information. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

     At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     Other Hedging Transactions. The Fund may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund's portfolio risks. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

ILLIQUID SECURITIES


     The Fund may invest up to 15% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act, that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to Gateway the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed Gateway when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer),
(ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the Issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.


     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.



     Short-Term/Long-Term Debt Securities; Defensive Position; Invest-Up Period. During temporary defensive purposes or in order to keep the Fund's cash on hand fully invested, including the period during which the net proceeds of the offering of common shares are being invested, the Fund may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Fund may not pursue or achieve its investment objectives. In addition, upon Gateway's recommendations that a change would be in the best interests of the Fund and upon concurrence by NAM, and subject to approval of the Board of Trustees of the Fund, Gateway may deviate from its investment guidelines. These investments are defined to include, without limitation, the following:

                  (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and GNMA, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) FNMA, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                  (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

                  (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to purchase back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                  (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Gateway will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

OTHER INVESTMENT COMPANIES


     The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Gateway will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the leverage risks.


PORTFOLIO TRADING AND TURNOVER RATE

Portfolio trading may be undertaken to accomplish the investment objectives of the Fund. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Gateway believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security may also be sold when Gateway anticipates a change in the price of such security, Gateway believes the price of a security has reached or is near a realistic maximum, or there are other securities that Gateway believes are more attractive given the Fund's investment objectives.

     The Fund may engage in portfolio trading when considered appropriate, but short-term trading in the Fund's Equity Portfolio will not be used as the primary means of achieving the Fund's investment objectives. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of Gateway, investment considerations warrant such action. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 50% in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine. None of the trustees who are not "interested persons" of the Fund has ever been a director or employee of, or consultant to, Nuveen, Gateway or their affiliates. The Trustees serve annual terms until the next annual shareholder meeting. The officers of the Fund serve annual terms and are elected on an annual basis. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                           Positions and Offices       Principal Occupations, Including       Number of Portfolios
                                        with the Fund and Year First   Other Directorships Held, During         in Fund Complex
     Name and Address       Birthdate       Elected or Appointed            Past Five Years                   Overseen by Trustee
     ----------------       ---------       --------------------            ---------------                   -------------------

Trustee who is an "interested person" of the Fund:

Timothy R.  Schwertfeger*   03/28/49      Chairman of the Board        Chairman and Director (since 1996)             155
333 West Wacker Drive                     and Trustee, 2005            of Nuveen Investments, Inc.,
Chicago, IL 60606                                                      Nuveen Investments, LLC, Nuveen
                                                                       Advisory Corp. (1996-2004) and Nuveen
                                                                       Institutional Advisory Corp. (1996-2004)

----------
* Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Investments, Inc., Nuveen Investments, LLC and NAM.

                                           Positions and Offices       Principal Occupations, Including       Number of Portfolios
                                        with the Fund and Year First   Other Directorships Held, During         in Fund Complex
     Name and Address        Birthdate     Elected or Appointed            Past Five Years                   Overseen by Trustee
     ----------------        ---------     --------------------            ---------------                   -------------------
                                                                       ;Chairman and Director (since 1997)
                                                                       of Nuveen Asset Management (previously
                                                                       named Nuveen Asset Management, Inc.);
                                                                       Director (since 1996) of Institutional
                                                                       Capital Corporation; Chairman and
                                                                       Director (since 1999) of Rittenhouse
                                                                       Asset Management, Inc.; Chairman of
                                                                       Nuveen Investments Advisers Inc. (since
                                                                       2002).

Trustees who are not "interested persons" of the Fund:

Robert P. Bremner             8/22/40     Trustee, 2005                Private Investor and Management Consultant.     155
333 West Wacker Drive
Chicago, Il 60606

Lawrence H. Brown             7/29/34     Trustee, 2005                Retired (since 1989) as Senior Vice President   155
333 West Wacker Drive                                                  of The Northern Trust Company; Director,
Chicago, Il 60606                                                      Community Advisory Board for Highland Park
                                                                       and Highwood, United Way of the North Shore
                                                                       (since 2002).

Jack B. Evans**              10/22/48     Trustee, 2005                President, The Hall-Perrine                     155
333 West Wacker Drive                                                  Foundation, a private philanthropic
Chicago, IL 60606                                                      corporation (since 1996);
                                                                       Director and Vice
                                                                       Chairman, United Fire Group, a publicly-held company;
                                                                       Adjunct Faculty Member, University of Iowa; Director,
                                                                       Gazette Companies, Life Trustee Coe College and Director,
                                                                       Iowa College Foundation; formerly, Director
                                                                       Alliant Energy; formerly, Director,
                                                                       Federal Reserve Bank of Chicago; formerly,
                                                                       President and Chief Operating Officer, SCI
                                                                       Financial Group, Inc., a regional
                                                                       financial services firm.

William C. Hunter              3/6/48     Trustee, 2005                Dean and Distinguished Professor of Finance,    155
333 West Wacker Drive                                                  School of Business at the University of
Chicago, IL 60606                                                      Connecticut (since 2003); previously, Senior
                                                                       Vice President and Director of Research at
                                                                       the Federal Reserve Bank of Chicago (1995-2003);
                                                                       Director (since 1997), Credit Research Center
                                                                       at Georgetown University. Director (since 2004) of Xerox
                                                                       Corporation, a publicly-held company.

David J.Kundert              10/28/42     Trustee, 2005                Retired (2004) as Chairman, JPMorgan Fleming    153
333 West Wacker Drive                                                  Asset Management, President and CEO, Banc One
Chicago, IL 60606                                                      Investment Advisors Corporation, and President, One Group
                                                                       Mutual Funds; prior thereto, Executive Vice President,
                                                                       Bank One Corporation and Chairman and CEO, Banc One
                                                                       Investment Management Group; Board of Regents,
                                                                       Luther College; currently a member of the
                                                                       American and Wisconsin Bar Associations.

-------------
** As a result of his ownership of securities issued by Wells Fargo & Co., the parent company of Wells Fargo Securities, LLC, one of the principal underwriters of the Fund, the Fund believes that Mr. Evans may be deemed to be an interested person for as long as Wells Fargo Securities, LLC serves as principal underwriter to the Fund and, therefore, for purposes of this offering he is being treated as an interested person. Mr. Evans owns less than 1% of such securities outstanding and has abstained from voting on any items involving the appointment of Wells Fargo Securities, LLC as principal underwriter to the Fund.

William J. Schneider          9/24/44     Trustee, 2005             Chairman, formerly, Senior Partner and Chief Operating   155
333 West Wacker Drive                                               Officer (retired, December, 2004), Miller-Valentine
Chicago, IL 60606                                                   Partners Ltd., a real estate investment Company;
                                                                    formerly, Vice President, Miller-Valentine Realty,
                                                                    a construction company; Chair of the Finance Committee
                                                                    and Member of the Audit Committee, Premier Health
                                                                    Partners, the not-for-profit company of Miami
                                                                    Valley Hospital; Board Member, formerly Chair, Dayton
                                                                    Development Coalition; President, Dayton Philharmonic
                                                                    Orchestra Association; Board Member, Regional Leaders
                                                                    Forum, which promotes cooperation on economic development
                                                                    issues; formerly, Member, Community Advisory Board,
                                                                    National City Bank, Dayton, Ohio and Business Advisory
                                                                    Council, Cleveland Federal Reserve Bank.

Judith M. Stockdale          12/29/47     Trustee, 2005             Executive Director, Gaylord and Dorothy                  155
333 West Wacker Drive                                               Donnelley Foundation (since 1994); prior
Chicago, IL 60606                                                   thereto, Executive Director, Great Lakes
                                                                    Protection Fund (1990-1994)

Eugene S.Sunshine             1/22/50     Trustee, 2005             Senior Vice President for Business and Finance           155
333 West Wacker Drive                                               (since 1997), Northwestern University; Director
Chicago, IL 60606                                                   (since 2003), Chicago Board of Options Exchange;
                                                                    Director(since 2003), National Mentor Holdings,
                                                                    a privately-held, national provider of home and
                                                                    community-based services; Chairman (since 1997),
                                                                    Board of Directors, Rubicon, an insurance company
                                                                    owned by Northwestern University;
                                                                    Director (since 1997), Evanston Chamber of Commerce
                                                                    and Evanston Inventure, a business
                                                                    development organization.


                                           Positions and Offices       Principal Occupations, Including       Number of Portfolios
                                        with the Fund and Year First      Directorships Held, During            in Fund Complex
     Name and Address       Birthdate       Elected or Appointed            Past Five Years                   Overseen by Officer
     ----------------       ---------       --------------------            ---------------                   -------------------
Officers of the Fund:

Gifford R. Zimmerman          9/9/56      Chief Administrative         Managing Director (since 2002), Assistant      155
333 West Wacker Drive                     Officer, 2005                Secretary and Associate General Counsel,
Chicago, IL 60606                                                      formerly, Vice President and Assistant General
                                                                       Counsel of Nuveen Investments, LLC; Managing
                                                                       Director (since 2002), General Counsel
                                                                       and Assistant Secretary, formerly, Vice
                                                                       President of Nuveen Advisory Corp. and Nuveen
                                                                       Institutional Advisory Corp.** Managing
                                                                       Director (since 2002), Assistant Secretary and
                                                                       Associate General Counsel, formerly, Vice President
                                                                       (since 2000), of Nuveen Asset Management;
                                                                       Managing Director (since 2004) and Assistant Secretary
                                                                       of Nuveen Investments, Inc. (since 1994);  Assistant
                                                                       Secretary of NWQ Investment Management Company, LLC.
                                                                       (since 2002); Vice President and Assistant Secretary
                                                                       of Nuveen Investments Advisers Inc. (since 2002); Managing
                                                                       Director, Associate General Counsel and Assistant
                                                                       Secretary of Rittenhouse Asset Management, Inc.
                                                                       (since 2003); Chartered Financial Analyst.

Julia L. Antonatos           9/22/63      Vice President, 2005         Managing Director (since 2005), formerly       155
333 West Wacker Drive                                                  Vice President (since 2002); formerly,
Chicago, Il 60606                                                      Assistant Vice President
                                                                       (since 2000) of Nuveen
                                                                       Investments, LLC.

Michael T. Atkinson           2/3/66      Vice President and           Vice President (since 2002),                   155
333 West Wacker Drive                     Assistant Secretary,         formerly Assistant Vice President
Chicago, IL 60606                         2005                         (since 2000) of Nuveen Investments, LLC.

Peter H. D'Arrigo           11/28/67      Vice President and           Vice President of Nuveen Investments, LLC      155
333 West Wacker Drive                     Treasurer, 2005              (since 1999), prior thereto, Assistant
Chicago, IL 60606                                                      Vice President (from 1997); Vice
                                                                       President and Treasurer (since 1999)
                                                                       of Nuveen Investments, Inc.; Vice President
                                                                       and Treasurer (since 1999) of Nuveen Advisory
                                                                       Corp. and Nuveen Institutional Advisory Corp.**
                                                                       Vice President and Treasurer of Nuveen Asset
                                                                       Management (since 2002) and of Nuveen
                                                                       Investments Advisers Inc.; Assistant Treasurer
                                                                       of NWQ Investment Management Company, LLC.
                                                                       (since 2002); Vice President and Treasurer of
                                                                       Nuveen Rittenhouse Asset Management, Inc. (since
                                                                       May, 2003); Chartered Financial Analyst.

Jessica R. Droeger           9/24/64      Vice President and           Vice President (since 2002)                    155
333 West Wacker Drive                     Secretary, 2005              and Assistant General Counsel (since
Chicago, IL 60606                                                      1998); formerly, Assistant Vice
                                                                       President (since 1998), of Nuveen Investments,
                                                                       LLC; Vice President (since 2002) and
                                                                       Assistant Secretary (since 1998), formerly
                                                                       Assistant Vice President, of Nuveen Advisory
                                                                       Corp., Nuveen Institutional Advisory Corp.**
                                                                       and Nuveen Asset Management.

Lorna C.  Ferguson          10/24/45      Vice President, 2005         Managing Director, formerly, Vice President    155
333 West Wacker Drive                                                  of Nuveen Investments, LLC; Managing Director
Chicago, IL 60606                                                      (since 2004) formerly, Vice President (since
                                                                       1998) of Nuveen Advisory Corp., Nuveen
                                                                       Institutional Advisory Corp.** and Nuveen Asset
                                                                       Management.

William M.  Fitzgerald        3/2/64      Vice President, 2005         Managing Director (since 2002) of Nuveen       155
333 West Wacker Drive                                                  Investments, LLC; Managing Director (since
Chicago, IL 60606                                                      2001), formerly, Vice President (since 1995)
                                                                       of Nuveen Advisory Corp. and Nuveen
                                                                       Institutional Advisory Corp.** Managing
                                                                       Director of Nuveen Asset Management
                                                                       (since 2001); Vice President of Nuveen
                                                                       Investments Advisers Inc. (since 2002);
                                                                       Chartered Financial Analyst.

Stephen D. Foy               5/31/54      Vice President and           Vice President (since 1993) and Funds          155
333 West Wacker Drive                     Controller, 2005             Controller (since 1998) of Nuveen Investments,
Chicago, IL 60606                                                      LLC; formerly, Vice President and Funds Controller
                                                                       (1998-2004) of Nuveen Investments, Inc.;
                                                                       Certified Public Accountant.

James D. Grassi              4/13/56      Vice President               Vice President and Deputy Director of          155
333 West Wacker Drive                     and Chief Compliance         Compliance (since August, 2004) of Nuveen
Chicago, IL 60606                         Officer, 2005                Investments, LLC, Nuveen Investments
                                                                       Advisers Inc., Nuveen Asset Management
                                                                       (previously named Nuveen Asset Management, Inc.),
                                                                       Nuveen Advisory Corp., Nuveen Institutional
                                                                       Advisory Corp.** and Rittenhouse Asset
                                                                       Management, Inc.; formerly, Senior Attorney
                                                                       (1994 - July 2004), The Northern Trust
                                                                       Company.

David J. Lamb                3/22/63      Vice President, 2005         Vice President (since 2000) of                 155
333 West Wacker Drive                                                  Nuveen Investments, LLC, and
Chicago, IL 60606                                                      of Nuveen Investments, LLC; Certified
                                                                       Public Accountant.

Tina M. Lazar                8/27/61      Vice President, 2005         Vice President (since 1999)                    155
333 West Wacker Drive                                                  of Nuveen Investments, LLC.
Chicago, IL 60606

Larry W.  Martin             7/27/51      Vice President and           Vice President, Assistant Secretary            155
333 West Wacker Drive                     Assistant Secretary,         and Assistant General Counsel of
Chicago, IL 60606                         2005                         Nuveen Investments, LLC; Vice President and
                                                                       Assistant Secretary of Nuveen Advisory
                                                                       Corp., Nuveen Institutional Advisory Corp.** and
                                                                       Nuveen Asset Management (previously named Nuveen Asset
                                                                       Management, Inc.).

** Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

                                       Positions and Offices       Principal Occupations, Including            Number of Portfolios
                                    with the Fund and Year First   Directorships Held, During                    in Fund Complex
     Name and Address   Birthdate       Elected or Appointed            Past Five Years                        Overseen by Officer
     ----------------   ---------       --------------------            ---------------                        -------------------
                                                                   Assistant Secretary of Nuveen Investments,
                                                                   Inc.; Vice President (since
                                                                   2000), Assistant Secretary and Assistant
                                                                   General Counsel (since 1998) of Rittenhouse
                                                                   Asset Management, Inc.; Vice President and
                                                                   Assistant Secretary of Nuveen Investments
                                                                   Advisers Inc. (since 2002); Assistant
                                                                   Secretary of NWQ Investment Management
                                                                   Company, LLC. (since 2002).


         The Board of Trustees has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee. Because the Fund is newly organized, none of the committees have met during the Fund's last fiscal year. The executive committee will meet once prior to the commencement of the Fund's operations.

         Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

         The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. As part of its duties the Fund and the Valuation Group. The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, Chair, William J. Schneider and Eugene S. Sunshine.

         The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities--including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Board Relations, Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale and Eugene S. Sunshine.

         The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown and Jack B. Evans.

         The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund which are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters the committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the compliance, risk management and regulatory oversight committee are William J. Schneider, Chair, Lawrence H. Brown, William C. Hunter, David J. Kundert and Judith M. Stockdale.

     The trustees are trustees of 42 Nuveen open-end funds and 113 closed-end funds except, David J. Kundert is trustee of 42 Nuveen open-end funds and 111 closed-end funds managed by NAM. None of the independent trustees, nor any of their immediate family members, has ever been a director, officer, or employee of, or a consultant to, NAM, Nuveen or their affiliates. In addition, none of the independent trustees owns beneficially or of record, any security of NAM, Nuveen, Gateway or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM or Nuveen or Gateway.


         The Common Shareholders of the Fund will elect trustees at the next annual meeting of Common Shareholders, unless any FundPreferred shares are outstanding at that time, in which event holders of FundPreferred shares, voting as a separate class, will elect two trustees, and the remaining trustees shall be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. Holders of FundPreferred shares will be entitled to elect a majority of the Fund's trustees under certain circumstances. See "Description of Shares - FundPreferred Shares - Voting Rights." The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2004:

                                                                  Aggregate Dollar Range of Equity Securities in All
                             Dollar Range of Equity Securities   Registered Investment Companies Overseen by Trustee
      Name of Trustee                   in the Fund                       in Family of Investment Companies
      ---------------                   -----------                       ---------------------------------
Timothy R. Schwertfeger                      $0                                     Over $100,000

Robert P. Bremner                            $0                                     Over $100,000

Lawrence H. Brown                            $0                                     Over $100,000

Jack B. Evans                                $0                                     Over $100,000

William C. Hunter                            $0                                   $50,001 - $100,000

David J. Kundert                             $0                                          $0

William S. Schneider                         $0                                     Over $100,000

Judith M. Stockdale                          $0                                     Over $100,000

Eugene S. Sunshine                           $0                                   $50,001 - 100,000


     No trustee who is not an interested person of the Fund owns beneficially or of record, any security of NAM, Nuveen, Gateway, Merrill Lynch & Co. or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM, Nuveen, Gateway or Merrill Lynch & Co.

         The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund's obligations to make distributions under the Plan.



                              Estimated Aggregate      Total Compensation from    Amount of Total Compensation
     Name of Trustee        Compensation from Fund*    Fund and Fund Complex**       That Has Been Deferred
     ---------------        -----------------------    -----------------------    ----------------------------
Timothy R. Schwertfeger                $0                         $0                        $0
Robert P. Bremner                   1,026                    114,167                    14,611
Lawrence H. Brown                   1,049                    112,250                       -
Jack B. Evans                       1,057                    116,125                    24,485
William C. Hunter***                  961                     65,875                    56,592
David J. Kundert****                  961                        n/a                       n/a
William J. Schneider                1,019                    111,667                    95,806
Judith M. Stockdale                   961                    100,700                    24,863
Eugene S. Sunshine****              1,026                        n/a                       n/a



____________________________

* Based on the estimated compensation to be earned by the independent trustees for the 12-month period ending 12/31/2006, representing the Fund's first full fiscal year, for services to the Fund.

**Based on the compensation paid to the trustees for the one year period ending 12/31/2004 for services to the Nuveen open-end and closed-end funds.

***William C. Hunter was appointed to the Board of Trustees of the Nuveen Funds in 2004.


****David J. Kundert and Eugene S. Sunshine were appointed to the Board of Trustees of the Nuveen funds in 2005.

     The Fund has no employees. Its officers are compensated by Nuveen Investments, Inc. or its affiliates.

     Nuveen Investments, Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The Independent Board Members of the funds managed by NAM are eligible to participate in the charitable contributions program of Nuveen Investments, Inc. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of a Board Member to
Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments, Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments, Inc. The Independent Board Members are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Board Member, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen Investments, Inc. under the direct program is made solely at the discretion of the Corporate Contributions Committee.

                               INVESTMENT ADVISERS

     NAM is responsible for determining the Fund's overall invest strategy and its implementation, including the use of leverage. NAM also is responsible for the ongoing monitoring of Gateway, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. For additional information regarding the management services performed by NAM, see "Management of the Fund" in the Fund's Prospectus.


     NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. According to data from Thomson Wealth Management, Nuveen Investments, Inc. is the leading sponsor of closed-end exchange-traded funds as measured by number of funds (113) and fund assets under management (approximately $52.3 billion) as of August 31, 2005. Founded in 1898, Nuveen Investments, Inc., and its affiliates had over $128 billion in assets under management as of September 30, 2005. Nuveen Investments, Inc. is a publicly-traded company. Until recently, Nuveen Investments was a majority owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"). St. Paul Travelers is a publicly-traded company located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

     Nuveen Investments, Inc. provides investment services to financial advisors serving high-net-worth clients and institutional clients. Nuveen Investments today markets its capabilities--which include tax-free investing, separately-managed accounts and market-neutral alternative investment portfolios--under four distinct brands: Nuveen, NWQ, Rittenhouse and Symphony. Nuveen Investments, Inc. is listed on the New York Stock Exchange and trades under the symbol "JNC".

     Over the past few years, the SEC, state Attorneys General and other federal and state officials of various other states have been conducting inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies and other practices of advisers and distributors of investment companies. NAM and certain of its affiliates have received information requests and subpoenas from the SEC, other federal officials and state Attorneys General in connection with these inquiries. NAM and its affiliates have complied with these requests and subpoenas and, to date, no proceedings have been brought against NAM and its affiliates. NAM and its affiliates have no specific reason to believe that any such proceedings will be brought in the future; however there can be no guarantee that will be the case. Due to the existing regulatory climate, NAM and its affiliates may receive additional information requests and/or subpoenas from one or more regulatory agencies or federal or state officials in the future. Based on internal reviews of trading practices and other regulatory matters, NAM and its affiliates have not found any information that they believe would have a material adverse effect on the Fund, its Common Shares, or the ability of NAM to perform its duties under the investment management agreement with the Fund.

     Gateway, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209, is the subadviser to the Fund and is responsible for managing the Fund's Managed Assets invested in the Index Option Strategy and the supporting Equity Portfolio. Gateway specializes in the management of index option-based strategies for managing risk in equity portfolios. Gateway is the investment adviser or subadviser to two open-end funds and three closed-end funds that invest in integrated equity index option strategies. Gateway also manages index option-based strategies, including strategies that invest in S&P 500 Index options, for employee benefit plans, high net worth individuals, endowments, foundations and other institutions. Gateway, a registered investment adviser, and its predecessor commenced operations in 1977 and had approximately $5.8 billion in assets under management as of September 30, 2005.


     J. Patrick Rogers, CFA, is the portfolio manager at Gateway responsible for investing the Fund's Managed Assets. Mr. Rogers joined Gateway in 1989 and has been the President, Chief Investment Officer and a member of the Board of Directors of Gateway since 1995. Mr. Rogers also is portfolio manager of three closed-end funds and two open-end funds advised by Gateway.


     Gateway is a Delaware limited partnership, 74.66% of which is owned by its general partner, Gateway Investment Advisers, Inc. (the "General Partner"), an Ohio corporation. Gateway's management, policies, and control are vested exclusively in the General Partner. The General Partner is owned by Walter G. Sall and J. Patrick Rogers. Mr. Sall founded Gateway in 1977 and presently serves as its Chairman and Chief Executive Officer. Mr. Sall presently owns 67.06% of the General Partner and, therefore, controls Gateway. Mr. Rogers presently owns 32.94% of the General Partner. As part of a plan of succession that has been in place since 1995, Mr. Sall granted Mr. Rogers an option to purchase a portion of Mr. Sall's stock in the General Partner. Upon the exercise of this option, Mr. Rogers would own a majority (54.25%) interest in the General Partner and would assume control of Gateway. Mr. Rogers' option becomes exercisable on December 31, 2005, and Mr. Rogers has notified Mr. Sall that he will exercise his option at that time. The exercise of the option could be deemed to be an "assignment" (as defined in the 1940 Act) of the investment sub-advisory agreement between NAM and Gateway, which would result in the automatic termination of the agreement. Prior to the completion of the exercise, it is anticipated that the Board of Trustees of the Fund will consider a new ongoing agreement. If approved by the Board, the new ongoing agreement would be presented for shareholder approval by the Fund's initial shareholder, anticipated to be NAM, and/or the public shareholders. Assuming such shareholder approval, the new ongoing agreement would take effect upon the exercise of the option by Mr. Rogers. If the new ongoing agreement is approved by the Fund's initial sole shareholder, a meeting of the public shareholders may not be held to approve the agreement. However, there can be no assurance that the exercise of the option described above will be completed as contemplated or that necessary shareholder approval will be obtained.


     As of June 30, 2005, Mr. Rogers was responsible for day-to-day management of 5 registered investment company accounts having assets of approximately $4.9 billion in the aggregate. Mr. Rogers was responsible for day-to-day management of 1 other pooled investment vehicle having assets of approximately $8 million and 79 other accounts having assets of approximately $591 million in the aggregate. Mr. Rogers did not manage any accounts having a performance based investment advisory fee.



     As described above, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by Gateway may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Gateway believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors. In addition, Gateway has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.



     Mr. Rogers is compensated for his services by Gateway. His compensation consists of a fixed salary, bonuses related to the financial performance of Gateway (but not based on the investment performance of the Fund or any other managed account, either absolutely or in relation to any benchmark), and a retirement plan. As of October 15, 2005, Mr. Rogers did not beneficially own or intended to acquire any shares of the Fund.

Pursuant to an investment management agreement between NAM and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NAM, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

Fund-Level Fee. The fund-level fee shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets                               Fund-Level
                                                                       Fee Rate
                                                                       --------
Up to $500 million .................................................   0.6800%
$500 million to $1 billion .........................................   0.6550%
$1 billion to $1.5 billion .........................................   0.6300%
$1.5 billion to $2 billion .........................................   0.6050%
$2 billion and over ................................................   0.5800%

Complex-Level Fee. The complex-level fee shall be applied according to the following schedule:

                            Total                                   Effective
Complex-Level Daily      Complex-Level          Complex-Level     Complex-Level
 Managed Assets(1)          Assets              Marginal Rate       Fee Rate
 --------------          --------------         -------------       --------
First $55 billion        $55 billion            0.2000%             0.2000%
Next $1 billion          $56 billion            0.1800%             0.1996%
Next $1 billion          $57 billion            0.1600%             0.1989%
Next $3 billion          $60 billion            0.1425%             0.1961%
Next $3 billion          $63 billion            0.1325%             0.1931%
Next $3 billion          $66 billion            0.1250%             0.1900%
Next $5 billion          $71 billion            0.1200%             0.1851%
Next $5 billion          $76 billion            0.1175%             0.1806%
Next $15 billion         $91 billion            0.1150%             0.1698%


(1) With respect to complex-level Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-level Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-level Managed Assets shall be 0.1400% until such time as a different rate or rates is determined. Complex-level Managed Assets are the aggregate Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Complex-level Managed Assets were approximately $66.2 billion as of September 30, 2005.




     Pursuant to an investment sub-advisory agreement between NAM and Gateway, through May 31, 2007, Gateway will receive from NAM a management fee based on the Fund's average daily Managed Assets managed by Gateway, payable on a monthly basis as follows:




Average Daily Managed Assets                              Fee
----------------------------                            --------
Up to $500 million ..............................        0.3150%
$500 million to $1 billion.......................        0.3025%
$1 billion to $1.5 billion.......................        0.2900%
$1.5 billion to $2 billion.......................        0.2775%
$2 billion and over..............................        0.2650%



     Thereafter, Gateway will receive from NAM a management fee based on the Fund's average daily Managed Assets managed by Gateway, payable on a monthly basis as follows:



Average Daily Managed Assets                        Management Fee
----------------------------                        --------------
Up to $500 million ..............................       0.3000%
$500 million to $1 billion.......................       0.2875%
$1 billion to $1.5 billion.......................       0.2750%
$1.5 billion to $2 billion.......................       0.2625%
$2 billion and over..............................       0.2500%


         In addition to the fee of NAM, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

     Unless earlier terminated as described below, the Fund's investment management agreement with NAM and the Fund's investment sub-advisory agreement (the "management agreements") will remain in effect until August 1, 2007. The management agreements continue in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or NAM upon 60 days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. The investment sub-advisory agreement may be terminated at any time, without penalty, by the Fund, NAM or Gateway thereto upon 60 days written notice after the initial term of the agreement, and is automatically terminated in the event of its assignment as defined in the 1940 Act.



     At a meeting held in July, 2005, the Board of Trustees of the Fund, including the independent Trustees, unanimously approved the Investment Management Agreement between the Fund and NAM and the Sub-Advisory Agreement between NAM and Gateway for the Fund (NAM and Gateway are each a "Fund Adviser").

     The Approval Process. To assist the Board in its evaluation of an advisory contract with a Fund Adviser, the independent Trustees received materials in adequate time in advance of their meeting which outlined, among other things, the services currently provided by each Fund Adviser to other Nuveen funds and expected to be provided to the Fund; the organization of Nuveen, including the responsibilities of various departments and key personnel; the expertise and background of Gateway with respect to the Fund's investment strategy; each Fund Adviser's (and NAM's predecessor's) performance record with other funds; the profitability of NAM; the expenses of NAM in providing the various services; the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable, unaffiliated funds as well as comparisons of the Fund Adviser's management fees with the fees the Fund Adviser assesses to other types of investment products or accounts, if any; the soft dollar practices of the Fund Adviser; and the expected expenses of the Fund, including comparisons of the Fund's expected expense ratio with the expense ratios of its Peer Group.

     In addition to the foregoing materials, independent legal counsel to the independent Trustees reviewed with the independent Trustees their duties as Trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the Board in voting on advisory agreements.

     At the Board meeting, NAM made a presentation to and responded to questions from the Board. In addition, the independent Trustees noted their earlier experience with NAM and Gateway (including an in-person meeting with Gateway in August, 2004), due to their service to other Nuveen funds, had given the Trustees a good understanding of the operations and capabilities of NAM and Gateway. After the presentation and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the approval of the advisory contracts. It is with this background that the Trustees considered each advisory contract (which includes the sub-advisory contract) with a Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and
(e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

     Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the respective Fund Adviser's services, the Trustees reviewed information concerning the types of services that a Fund Adviser or its affiliates currently provide to other Nuveen funds and are expected to provide to the Fund; narrative and statistical information concerning the Fund Adviser's performance record with other funds they advise; information describing Nuveen's organization and its various departments, the experience and responsibilities of key personnel, and available resources and information regarding the expertise and background of Gateway with the Fund's investment strategy. As noted, given the Trustees' experience with the other Nuveen funds and the Fund Advisers, the Trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of the Fund Advisers.

     In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services to be provided. In this regard, NAM is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, NAM and its affiliates will provide the Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Trustees considered, in particular, a Fund Adviser's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. In this regard, the Trustees have noted NAM's focus on compliance and its compliance systems. In connection with their review of the advisory contracts of other Nuveen funds with the Fund Advisers at their May 2005 meeting, the Trustees had previously received information regarding the additions of experienced personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Trustees had noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services. Further, as the Fund will utilize a sub-adviser, the Trustees considered NAM's ability and procedures to monitor Gateway's performance, business practices and compliance policies and procedures. In this regard, the Trustees noted the role of NAM's investment oversight committee, including its increased personnel, the responsibilities and experience of the staff, and procedures to monitor sub-advisers, including the use of site visits.

     In addition to the above, the Trustees considered the additional services that NAM provides to closed-end funds, which will include the Fund. In this regard, the independent Trustees recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds, which should also benefit the Fund. Based on their experience with other Nuveen closed-end funds, the Trustees are aware of Nuveen's efforts to sponsor numerous forums for analysts and specialists regarding the various Nuveen closed-end funds, its creation of a new senior position dedicated to providing secondary market support services and enhancing communications with investors and analysts, and its advertising and media relations efforts designed to raise investor and analyst awareness of the closed-end funds.

     In evaluating the services of Gateway, the independent Trustees noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and Gateway was not expected to supply other significant administrative services to the Fund.

     Based on their review, the Trustees found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were sufficient.

     The Investment Performance of the Fund Advisers. As the Fund is new and does not have its own performance history, the Board reviewed and considered performance information regarding each Fund Adviser's past performance record with other funds.

     Fees and Expenses. In evaluating the management fees and expenses that the Fund is expected to bear, the Trustees considered the Fund's proposed management fee structure, the sub-advisory fee arrangement and the Fund's expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds. The Trustees reviewed the financial information of NAM, including its respective revenues, expenses and profitability. In reviewing fees, the Trustees, among other things, reviewed comparisons of the Fund's proposed gross management fees and expected expense ratios with those of unaffiliated, comparable funds. In this regard, the Trustees also considered the fund-level and complex-wide breakpoint schedules. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in the section entitled "Economies of Scale and Whether Fee Levels Reflect These Economies of Scale." The Trustees noted that there were no fee waivers with respect to the Fund.

     Comparisons with the Fees of Other Clients. The Trustees further compared the fees of NAM to the fees NAM or an affiliate thereof assessed for other types
of clients (such as separate managed accounts in other asset classes).    With
respect to separately managed accounts, the advisory fees to such separate managed accounts are generally lower than those charged to the comparable Fund. The Trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Fund, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates will provide numerous services to the Fund including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the Trustees also considered, among other things, the differences in product distribution, investor profiles and account sizes. Accordingly, the Trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

     In considering the fees of Gateway, the Trustees also considered the pricing schedule Gateway charges for similar investment management services for other fund sponsors or clients.


     Profitability of NAM. In conjunction with its review of fees, the Trustees also considered the profitability of NAM. At their Board meeting in May, 2005, the Trustees reviewed NAM's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. At the May meeting, the Trustees reviewed NAM's assumptions and methodology of allocating expenses and noted that the methods of allocation used appeared reasonable but also had recognized the inherent limitations in allocating costs among various advisory products. In reviewing NAM's profitability, the Trustees had recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc. and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Trustees had considered NAM's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. In their review, the Trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Trustees were satisfied that NAM's level of expected profitability was reasonable in light of the services provided. The Board of Trustees has not reviewed the profitability of Gateway. The Trustees, however, note that the sub-advisory fees and arrangements with unaffiliated sub-advisers, such as Gateway, are established through arms-length negotiations between Gateway and NAM.

     In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See the section entitled "Indirect Benefits" below for additional information. Based on their review of the overall fee arrangements of the Fund, the Trustees determined that the advisory fees and expenses of the Fund were reasonable.

     Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In reviewing compensation, the Trustees have long understood the benefits of economies of scale as the assets of a fund grow and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Trustees received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May, 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, which will include the Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

     Indirect Benefits. In evaluating fees, the Trustees also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services. The Trustees also considered the soft dollar arrangements of Gateway. The Trustees noted that Gateway has engaged in soft dollar arrangements and benefits from these arrangements by receiving research from brokers that execute the applicable Fund's portfolio transactions. The Trustees considered Gateway's brokerage practices, including its broker allocation policies and procedures, the types of research and brokerage services received, and the brokers providing such services. With respect to the services received, the Trustees noted the services were to be limited to services with intellectual content.

     In addition to soft dollar arrangements, the Trustees also considered any other revenues, if any, received by NAM or its affiliates. In this regard, for new closed-end funds, the Trustees also considered revenues received by Nuveen for acting as co-manager in the initial public offering of new closed-end exchange-traded funds.

     Approval. The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and the NAM Investment Management Agreement and the Sub-Advisory Agreement should be and was approved.

     The Fund, NAM, Nuveen, Gateway and other related entities have adopted codes of ethics that essentially prohibit certain of their personnel, including the Fund's portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NAM, Nuveen and Gateway can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 100 F Street, N.E., Washington, DC
20549 or by e-mail request at publicinfo@sec.gov.

     The Fund is responsible for voting proxies on securities held in its portfolio. When the Fund receives a proxy, the decision regarding how to vote such proxy will be made by Gateway in accordance with its proxy voting procedures.

     The Fund has granted to Gateway the authority to vote proxies on its behalf. A senior member of Gateway is responsible for oversight of the Fund's proxy voting process. Gateway has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to Gateway on the voting of proxies relating to securities held by the Fund. ISS provides voting recommendations based upon established guidelines and practices. Gateway reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, Gateway may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the Fund. In cases where Gateway has a conflict of interest with respect to a proxy vote, Gateway will generally vote in accordance with the ISS recommendation. If a client requests Gateway to follow specific voting guidelines or additional guidelines, Gateway will review the request and inform the client only if Gateway is not able to follow the client's request.


     Gateway has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on Gateway's general voting policies. These guidelines are set forth in Appendix B to this Statement of Additional Information.


     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the supervision of the Board of Trustees, Gateway is responsible for decisions to purchase and sell securities for the Fund, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. Transactions in the over-the-counter market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting over-the-counter transactions. The Fund may place its over-the-counter transactions either directly with principal market makers, or with broker-dealers if that is consistent with Gateway's obligation to obtain best qualitative execution. In certain instances, the Fund may make purchases of underwritten issues at prices that include underwriting fees.

     Portfolio securities may be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates or affiliates of Gateway except in compliance with the 1940 Act.

     Although the Fund has no current intention to invest in senior loans, if it does so in the future, the Fund generally will engage in privately negotiated transactions for purchase or sale in which NAM or an affiliate of NAM would negotiate on behalf of the Fund, although a more developed market may exist for many senior loans. The Fund would be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the lender selling participations or assignments to the Fund. NAM or an affiliate of NAM would determine the lenders from whom the Fund would purchase assignments and participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management.

     It is the policy of Gateway to seek the best execution under the circumstances of each trade. Gateway will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Gateway's practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Gateway. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Gateway's own research efforts, the receipt of research information is not expected to reduce significantly Gateway's expenses. While Gateway will be primarily responsible for the placement of the business of the Fund, the policies and practices of Gateway in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

     Gateway may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and that may have investment objectives similar to those of the Fund. Gateway seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment;
(ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Gateway reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where the Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Gateway's management outweigh any disadvantage that may arise from Gateway's larger management activities and its need to allocate securities.

                                  DISTRIBUTIONS


     Commencing with the first distribution, the Fund will pay monthly distributions at a rate that is established, and may be revised from time to time, based upon an evaluation of a variety of factors, including the Fund's current and projected future net cash flow (the dividends received on the Equity Portfolio, plus the net option premiums from the Index Option Strategy, less Fund expenses), and any current and potential future net realized and unrealized gains from the underlying Equity Portfolio as well as from the index option positions. The Fund will seek to establish a distribution rate, payable from the cash flow generated by the combination of the net dividends received on the Equity Portfolio and the net option premiums on the Index Option Strategy, that roughly corresponds to NAM's projections of the total return that could reasonably be expected to be generated by the Fund's integrated equity index option strategy over an extended period of time. NAM, in making such projections, may consider both long term historical returns of the integrated equity index option strategy, and a variety of other factors such as the current and projected cash flow generation of the strategy.

     The Fund's actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be periods, perhaps of extended durations of up to several years, when the distribution rate will exceed the Fund's actual total returns. The Fund's projected or actual distribution rate is not a prediction of what the Fund's actual total returns will be over any specific future period.

     As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund's distribution policy could change. To the extent that the total return of the Fund's overall integrated strategy exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund's overall integrated strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net asset value to meet payments prescribed by its distribution policy.

     As explained more fully below in "Tax Matters," the Fund may make total distributions during a given calendar year in an amount that exceeds the Fund's net investment income and net realized long-term capital gains for that calendar year, in which case the excess would normally be treated by shareholders as return of capital for tax purposes. Also, there may be periods during which the Fund's distributions may exceed (A) the Fund's net cash flow from dividends received on the Equity Portfolio plus the net options premiums or (B) the total returns of the Fund, or both. The distributions paid by the Fund should not be viewed solely as "income."

     The Fund expects to declare its initial Common Share distribution approximately 45 days, and to pay that distribution approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Distributions will be reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash.

     The Fund reserves the right to change its policy and the basis for establishing the rate of its monthly distributions.

                              DESCRIPTION OF SHARES

COMMON SHARES

         The Fund's Declaration of Trust (the "Declaration") authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of FundPreferred shares, if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. The Fund has no current intention of issuing FundPreferred shares or incurring Borrowings. However, if at some future time the Fund issues FundPreferred shares and/or incurs Borrowings, the Common Shareholders will not be entitled to receive any cash distributions from the Fund unless accrued dividends on FundPreferred shares and interest on Borrowings have been paid, and
(i) unless asset coverage (as defined in the 1940 Act) with respect to FundPreferred shares would be at least 200% after giving effect to the distributions and (ii) unless asset coverage (again, as defined in the 1940 Act) with respect to any Borrowings would be at least 300% after giving effect to the distributions. See "FundPreferred Shares" below.


         The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

     Net asset value of the Fund and the net asset value per Common Share will be reduced immediately following this offering by the amount of sales load and the amount of organization and offering expenses paid by the Fund (including up to $0.04 per Common Share of offering costs). Nuveen and Gateway have agreed to pay (i) all organizational expenses of the Fund and (ii) offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share. See "Use of Proceeds" in the Fund's Prospectus.


     Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to purchase additional Common Shares or sell shares held, the shareholder may do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot guarantee that Common Shares will trade at a price equal to or higher than net asset value in the future. The net asset value per Common Share also will be reduced by any costs associated with the issuance of FundPreferred shares or any Borrowings, if any. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon a Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot guarantee you that Common Shares will trade at a price equal to or higher than net asset value in the future. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" and the Fund's Prospectus under "The Fund's Investments."

FUNDPREFERRED SHARES

     The Fund has no current intention of issuing FundPreferred shares. However, the Declaration authorizes the issuance of an unlimited number of FundPreferred shares in one or more classes or series, with rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any FundPreferred shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration.

         Limited Issuance of FundPreferred Shares. Under the 1940 Act, the Fund could issue FundPreferred shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the FundPreferred shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the FundPreferred shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

         Distribution Preference. The FundPreferred shares would have complete priority over the Common Shares as to distribution of assets.

         Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of FundPreferred shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, holders of FundPreferred shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

         Voting Rights. In connection with any issuance of FundPreferred shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that FundPreferred shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this Statement of Additional Information and except as otherwise required by applicable law, holders of FundPreferred shares would vote together with Common Shareholders as a single class.

         In connection with the election of the Fund's trustees, holders of FundPreferred shares, voting as a separate class, would be entitled to elect two of the Fund's trustees, and the remaining trustees would be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding FundPreferred shares would be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding FundPreferred shares, voting as a separate class, would be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment.

         The affirmative vote of the holders of a majority of the Fund's outstanding FundPreferred shares of any class or series, as the case may be, voting as a separate class, would be required to, among other things, (1) take certain actions that would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the FundPreferred shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, would be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding FundPreferred shares, voting as a separate class, would be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, provided however, that such separate class vote would be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding FundPreferred shares, voting as a separate class, would be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in a Fund's investment objectives or changes in the investment restrictions described as fundamental policies under "Investment Objectives and Policies--Investment Restrictions." The class or series vote of holders of FundPreferred shares described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and FundPreferred shares necessary to authorize the action in question.

        The foregoing voting provisions would not apply with respect to the Fund's FundPreferred shares if, at or prior to the time when a vote was required, such shares would have been (1) redeemed or (2) called for redemption and sufficient funds would have been deposited in trust to effect such redemption.


         Redemption, Purchase and Sale of FundPreferred Shares. The terms of the FundPreferred shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends that the Fund may tender for or purchase FundPreferred shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of FundPreferred shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of such shares by the Fund would increase such leverage.


     In the event of any future issuance of FundPreferred shares, the Fund likely would apply for ratings from an NRSRO. In such event, as long as FundPreferred Shares are outstanding, the composition of the Fund's portfolio would reflect guidelines established by such NRSRO. Based on previous guidelines established by such NRSROs for the securities of other issuers, the Fund anticipates that the guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. However, at this time, no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any FundPreferred shares.


BORROWINGS



     The Fund has no current intention of incuring Borrowings. However, the Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue Borrowings (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements would increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any such Borrowings, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, as with the issue of FundPreferred Shares, the Fund may be subject to certain restrictions imposed by guidelines of one or more ratings agencies that may issue ratings on commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

         The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings would be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions that limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act would (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund would repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future Borrowings of the Fund. The Fund also may borrow up to an additional 5% of its total assets for temporary purposes.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST


         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.



     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and, if issued, FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and, if issued, FundPreferred shares outstanding at the time, voting together as a single class, would be required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), the required vote by only the applicable class or series would be required. Approval of shareholders would not be required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of any outstanding FundPreferred shares, the action in question would also require the affirmative vote of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the Bylaws, the affirmative vote of the holders of at least a majority of the Fund's FundPreferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and, if issued, FundPreferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization that adversely affects the holders of any outstanding FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

         The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

         Reference should be made to the Declaration on file with the Commission for the full text of these provisions.

         The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

     Notwithstanding the foregoing, at any time when the Fund's FundPreferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued FundPreferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding FundPreferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any Borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.



          Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange or elsewhere, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange or elsewhere, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

        Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under "Certain Provisions in the Declaration of Trust" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all FundPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Shares would no longer be listed on the New York Stock Exchange or elsewhere. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.


        The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

        In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets, which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when FundPreferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks-Leverage Risk."

         Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.


                                   TAX MATTERS

FEDERAL INCOME TAX MATTERS

         The following discussion of federal income tax matters is based upon the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.


         Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, non-U.S. country, or other taxing jurisdiction.


         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under the Code.


          To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies, or interests in "qualified publicly traded partnerships," as defined in the Code;(b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid).

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.


          If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as "qualified dividend income," as discussed below (See "Distributions") in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the "Dividends Received Deduction") in the case of corporate shareholders.

DISTRIBUTIONS

         Dividends paid out of the Fund's investment company taxable income will generally be taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares.

         Such dividends may qualify for the dividends received deduction available to corporations under Section 243 of the Code and the reduced rate of taxation that applies to "qualified dividend income" received by individuals under Section 1(h)(11) of the Code. For taxable years beginning on or before December 31, 2008, qualified dividend income received by noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria, although dividends paid by REITs will not generally be eligible to qualify as qualified dividend income. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund shareholders. For the Fund to receive qualified dividend income, the Fund must hold the stock associated with an otherwise qualified dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions, including the holding period requirements, apply to each shareholder's investment in the Fund. After December 31, 2008, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise.


         Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the fair market value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital that is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

         The Internal Revenue Service's position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and its FundPreferred Shares, if any, as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as capital gain dividends in a manner that allocates such dividends between the holders of the Common Shares and the holders of FundPreferred Shares, if any, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law.

         Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

SALE OR EXCHANGE OF FUND SHARES


         Upon the sale or other disposition of shares of the Fund that a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss that will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. The maximum long-term capital gains rate for individuals is 15% (with lower rates for individuals in the 10% and 15% tax brackets) for taxable years beginning on or before December 31, 2008. Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.


         Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed received by the shareholder with respect to such shares.


NATURE OF FUND'S INVESTMENTS

         Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not count toward the 90% of gross income requirement necessary for the Fund to qualify as a regulated investment company under the Code. The Fund may make certain tax elections in order to mitigate the effect of these provisions.

         The Fund's investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service interpretations of the Code and future changes in tax laws and regulations.

OPTIONS AND FUTURES CONTRACTS



     The Fund's transactions in options and futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes. For example, the Fund expects to enter into transactions that would be treated as "Section 1256 Contracts" under the Code. In general, the Fund would be required to treat any
Section 1256 Contracts as if they were sold for their fair market value at the end of the Fund's taxable year, and would be required to recognize gain or loss on such deemed sale for federal income tax purposes even though the Fund did not actually sell the contract and receive cash. Forty percent of such gain or loss would be treated as short-term capital gain or loss and sixty percent of such gain or loss would be treated as long-term capital gain or loss. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.



          Option positions that are not Section 1256 Contracts are not subject to the mark-to-market treatment described above but are governed by the rules described in this paragraph. Premiums received by the Fund for writing or selling call options are not included in income at the time of receipt. Rather, gain or loss is determined at the time the options lapse, are terminated in closing transactions, or are exercised. The character of the gain or loss for such options that lapse or terminate is determined under Code Section 1234. If such an option lapses, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction (including a cash settlement), the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times. With respect to a put or a call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be capital gain or loss, and will be short-term or long-term, depending upon the Fund's holding period for the option. If such an option expires, the resulting loss is a capital loss, and will be short-term or long-term, depending upon the Fund's holding period for the option. If such an option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security, and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.


         If positions held by the Fund were treated as "straddles" for federal income tax purposes, dividends on such positions would not constitute qualified dividend income subject to favorable income tax treatment. In addition, gain or loss on positions in a straddle is subject to special (and generally disadvantageous) rules. The Fund currently intends to manage the Equity Portfolio generally in order to avoid being subject to the "straddle rules" under federal income tax law. The Fund expects that positions held under this strategy will not be considered straddles because the Equity Portfolio will not have substantial overlap with the stocks comprising the S&P 500 Index. Accordingly, based on current law, the Fund intends to maintain an overlap of less than 70% between the stocks held in the Equity Portfolio (or any subset thereof) and the stocks comprising the S&P 500 Index. Under certain circumstances, however, the Fund may enter into option transactions or certain other investments that may constitute positions in a straddle.


FOREIGN TAXES

         Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund generally will not be entitled to a credit or deduction with respect to such taxes paid by the Fund.

PASSIVE FOREIGN INVESTMENT COMPANY

         If the Fund purchases shares in a "passive foreign investment company" (a "PFIC"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

CURRENCY FLUCTUATIONS

         Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

RECOGNITION OF INCOME IN THE ABSENCE OF CASH

         Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

         The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as these transactions.

INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER

         The Fund may invest in preferred securities, convertible securities or other securities the federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING


          The Fund may be required to withhold federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability, provided the required information is furnished to the Internal Revenue Service.


NON-U.S. SHAREHOLDERS

         U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a "non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

         Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is withheld from such distributions. U.S. source withholding taxes are not imposed on dividends paid by regulated investment companies to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Prospective investors should consult their tax advisors concerning the potential effect on them of these and other changes made by this legislation.

         Capital gain dividends and any amounts retained by the Fund that are designated as undistributed capital gains will not be subject to U.S. federal withholding tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. federal withholding tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "Tax Matters--Backup Withholding" above. Distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally cause the non-U.S. shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States and subject to the rules described under "Income Effectively Connected" below. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Such distributions may be subject to U.S. withholding tax and may give rise to an obligation on the part of the non-U.S. shareholder to file a U.S. federal income tax return. This provision generally applies to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Any gain a non-U.S. shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund will ordinarily be exempt from U.S. tax unless, in the case of a non-U.S. shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States.

         Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code.

         The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

REGULATIONS ON "REPORTABLE TRANSACTIONS"

     Under Treasury regulations, if a shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

OTHER TAXES

         Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

                                     EXPERTS

         The Financial Statements of the Fund as of __________, appearing in this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides accounting and auditing services to the Fund. The principal business address of PricewaterhouseCoopers LLP is One North Wacker, Chicago, Illinois.


                           CUSTODIAN AND TRANSFER AGENT

         The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                  OTHER MATTERS


         The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to NAM is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the NAM or the Fund. S&P has no obligation to take the needs of the NAM or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY NAM, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


                             ADDITIONAL INFORMATION


         A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

                        NUVEEN EQUITY PREMIUM AND GROWTH FUND


                             Statement of Operations


     Period from __________, 2005 (date of organization) through _____, 2005



Investment income.................................................... $      -
                                                                      --------
Expenses:
   Organization costs................................................   ______
   Expense reimbursement.............................................  (______)
                                                                      --------
      Total expenses.................................................        -
                                                                      --------
Net investment income................................................ $      -
                                                                      ========



Note 1: Organization

The Fund was organized as a Massachusetts business trust on ___________, 2005, and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of _____ Common Shares to Nuveen Asset Management, the Fund's investment adviser (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen").

Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen, has agreed to reimburse all organization expenses (approximately $______) and pay all Common Share offering costs (other than the sales load) that exceed $.04 per Common Share.

The Fund's primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund intends to pursue its investment objectives by utilizing an integrated equity index option strategy.

Note 2: Significant Accounting Policies

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results may differ from those estimates.

The Fund's share of Common Share offering costs will be recorded as a reduction of the proceeds from the sale of Common Shares upon the commencement of Fund operations.

Note 3: Investment Management Agreement

     Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by the Adviser, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

     Fund-Level Fee. The fund-level fee shall be applied according to the following schedule:


Fund-Level Average Daily Net Assets                Fund-Level Fee Rate
-----------------------------------                -------------------
Up to $500 million .............................         0.6800%
$500 million to $1 billion .....................         0.6550%
$1 billion to $1.5 billion .....................         0.6300%
$1.5 billion to $2 billion .....................         0.6050%
$2 billion and over ............................         0.5800%


Complex-Level Fee. The complex-level fee schedule shall be applied according to the following schedule:



                                                        Total                      Effective
                                                    Complex-Level  Complex-Level  Complex-Level
Complex-Level Assets(1)                                Assets      Marginal Rate    Fee Rate
-----------------------                             -------------  -------------  -------------
For the first $55 billion ......................    $55 billion      0.2000%       0.2000%
For the next $1 billion ........................    $56 billion      0.1800%       0.1996%
For the next $1 billion ........................    $57 billion      0.1600%       0.1989%
For the next $3 billion ........................    $60 billion      0.1425%       0.1961%
For the next $3 billion ........................    $63 billion      0.1325%       0.1931%
For the next $3 billion ........................    $66 billion      0.1250%       0.1900%
For the next $5 billion ........................    $71 billion      0.1200%       0.1851%
For the next $5 billion ........................    $76 billion      0.1175%       0.1806%
For the next $15 billion .......................    $91 billion      0.1150%       0.1698%


(1) With respect to complex-level Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-level Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-level Managed Assets shall be 0.1400% until such time as a different rate or rates is determined. Complex-level Managed Assets are the aggregate Managed Assets of all Nuveen-branded closed-end and open- end registered investment companies organized in the United States. Complex-level Managed Assets were approximately $66.2 billion as of September 30, 2005.

The management fee compensates the Adviser for overall investment advisory services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Gateway Investment Advisers L.P. ("Gateway") under which Gateway manages the investment portfolio of the Fund. Gateway is compensated for its services to the Fund from the management fee paid to the Adviser.

Note 4: Income Taxes

The Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Note 5: Announcement Regarding Parent Company of Adviser

                                   APPENDIX A

                             Ratings of Investments


         Standard & Poor's Corporation --A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P"), rating symbols and their meanings (as published by S&P) follows:


         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.


         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper.


         Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.


LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations:

         1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         2.          Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.(Such differentration applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

                  AAA

                  An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  AA

                  An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  A

                  An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  BBB

                  An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  BB, B, CCC, CC, And C

                  Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  BB

                  An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  B

                  An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  CCC

                  An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  CC

                  An obligation rated 'CC' is currently highly vulnerable to nonpayment.

                  C


                A Subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arreas on dividends or sinking fund payments, but that is currently paying.


                  D

                  An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                r


                This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.


                N.R.


                This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


                Short-Term Issue Credit Ratings

         A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2

         A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3

         A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B

         A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C

         A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D

         A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Moody's Investors Service, Inc.-- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

         Municipal Bonds

         Aaa

         Bonds that are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa

         Bonds that are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in 'Aaa' securities.

         A

         Bonds that are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa

         Bonds that are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba

         Bonds that are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B

         Bonds that are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa

         Bonds that are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca

         Bonds that are rated 'Ca' represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C

         Bonds that are rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         #(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

         Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

         (P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Short-Term Loans

         MIG 1/VMIG 1

         This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2

         This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         MIG 3/VMIG 3

         This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         SG

         This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

         Commercial Paper

         Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

         -- Leading market positions in well-established industries.

         -- High rates of return on funds employed.

         -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Fitch Ratings --A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

         Long-Term Credit Ratings

         Investment Grade

         AAA

         Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA

         Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A

         High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB

         Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         Speculative Grade

         BB

         Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B

         Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC, CC, C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

         DDD, DD, and D Default

         The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

         Short-Term Credit Ratings

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         F1

         Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2

         Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3

         Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         B

         Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D

     Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

     'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

     'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                   APPENDIX B

                               PROXY VOTING POLICY

16.1 Overview

     This proxy voting policy and related procedures apply to clients who desire Gateway Investment Advisers, L.P. ("Gateway") to vote proxies on their behalf, including registered investment companies advised (or sub-advised) by Gateway. Questions regarding this policy should be directed to Gateway's CCO.

16.2 Introduction

     Gateway recognizes that voting rights are financial assets of its clients and that they must be managed accordingly; with voting decisions being made in the best interests of its clients who wish Gateway to exercise such authority and of shareholders of the registered investment companies for which it acts as adviser or sub-adviser (hereinafter referred collectively as "Clients"). Gateway, in accordance with general fiduciary principles, is responsible for voting proxies on behalf of its Clients. Gateway, in turn, has formally adopted the Institutional Shareholder Services ("ISS") proxy voting guidelines to determine how each issue on proxy ballots is to be voted and appointed ISS as its proxy agent to recommend how to vote each proxy as well as administer the voting of proxies on behalf of Gateway. A summary of ISS's proxy voting guidelines ("ISS Guidelines") can be found below in the section entitled "Proxy Voting Guidelines Summary."

16.3 Role of Proxy Voting Agent

     Gateway has engaged ISS, an independent proxy voting service, to assist in the voting of proxies. ISS is responsible for coordinating with each Client's custodian, to ensure that all proxy ballots relating to a Client's portfolio securities are processed in a timely manner. ISS, with its vast research capabilities, has developed its US Proxy Voting Manual, which provides guidelines for proxy voting that are designed to serve the best interests of investors. These guidelines outline the rationale for determining how particular issues should be voted. Gateway has adopted these ISS Guidelines and has instructed ISS to vote in accordance with them unless the following conditions apply:

     1. Gateway's portfolio management team has decided to override the ISS vote recommendation for a Client based on its own determination that the Client would best be served with a vote contrary to the ISS recommendation. Such decision(s) will be documented by Gateway and communicated to ISS;
     2. ISS does not give a vote recommendation, in which case Gateway will independently determine how a particular issue should be voted. In these instances, Gateway, through its portfolio management team, will document the reason(s) used in determining a vote and communicate Gateway's voting instruction to ISS. Gateway will generally seek to vote in accordance with ISS's guidelines.

16.4 Conflicts of Interest

     From time to time, Gateway or an employee or another affiliate of Gateway may have a conflict of interest with respect to a proxy vote. A conflict of interest may exist, for example, if Gateway has a business relationship (or potential business relationship) with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Only in those instances where an ISS voting recommendation is not being followed, any individual with knowledge of any actual or potential conflict of interest, such as a personal conflict of interest (e.g. familial relationship with company management) or of a business relationship (e.g. Gateway is the investment manager to a soliciting company), shall disclose that conflict to the Legal and Compliance Department. In such cases, the Legal and Compliance Department will determine how the proxies in question shall be voted and such determinations shall be recorded and reported to the Board of Directors of Gateway Investment Advisers, L.P.

16.5 Record Retention Requirements

     In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Gateway will maintain the following records for a period of not less than five years:

     1.   This Gateway proxy voting policy;
     2. Records of Clients' written requests for this policy and/or their voting record;
     3.   Gateway's written response to such written or oral requests; and
     4. A copy of any document created by Gateway that was material to making a decision in those instances where ISS does not make a vote recommendation or where Gateway's portfolio management team votes contrary to ISS's recommendation.

     ISS will make and retain, on Gateway's behalf (as evidenced by an undertaking from ISS to provide a copy promptly upon request), the following documents:

     1.   A copy of a proxy statement*;
     2.   A record of each vote cast by Gateway on behalf of a Client; and
     3. A copy of any document that was material to making a decision how to vote proxies on behalf of a Client or that memorialized the basis of that decision.

     *Gateway may also rely on obtaining a copy from the EDGAR system

16.6 How to Obtain Voting Information

     At any time, a Client may obtain this entire Proxy Voting Policy and his or her voting record upon the Client's written or oral request to Gateway.

16.7 Proxy Voting Guidelines Summary

     See the attached Proxy Voting Guidelines Summary.

Date Approved: July 1, 2003

                         Proxy Voting Guidelines Summary
                               (with 2005 updates)

1. Operational Items

Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name
Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
..    An auditor has a financial interest in or association with the company, and is therefore not independent
..    Fees for non-audit services are excessive, or
..    There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business
Vote AGAINST proposals to approve other business when it appears as voting item.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:
..    Attend less than 75 percent of the board and committee meetings without a valid excuse
..    Implement or renew a dead-hand or modified dead-hand poison pill
..    Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption
..    Ignore a shareholder proposal that is approved by a majority of the shares outstanding
..    Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
..    Failed to act on takeover offers where the majority of the shareholders tendered their shares
..    Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
..    Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
..    Are audit committee members and the non-audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.
..    Are inside directors or affiliated outside directors and the full board is less than majority independent
..    Sit on more than six public company boards, or on more than two public boards in addition to their own if they are CEOs of public companies.
..    Are on the compensation committee when there is a negative correlation between chief executive pay and company performance
..    Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

Age Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

Director and Officer Indemnification and Liability Protection
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
..    The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
..    Only if the director's legal expenses would be covered

Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)
Vote CASE-BY-CASE on shareholder proposals requiring the position of chairman be filled by an independent director.

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Open Access
Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

Stock Ownership Requirements
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3. Proxy Contests

Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:
..    Long-term financial performance of the target company relative to its industry; management's track record

..    Background to the proxy contest
..    Qualifications of director nominees (both slates)
..    Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

Reimbursing Proxy Solicitation Expenses
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Antitakeover Defenses and Voting Related Issues
Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
..    Purchase price
..    Fairness opinion
..    Financial and strategic benefits
..    How the deal was negotiated
..    Conflicts of interest
..    Other alternatives for the business
..    Noncompletion risk

Asset Sales
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:
..    Impact on the balance sheet/working capital
..    Potential elimination of diseconomies
..    Anticipated financial and operating benefits
..    Anticipated use of funds
..    Value received for the asset
..    Fairness opinion
..    How the deal was negotiated
..    Conflicts of interest

Bundled Proposals
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
..    Dilution to existing shareholders' position
..    Terms of the offer
..    Financial issues
..    Management's efforts to pursue other alternatives
..    Control issues
..    Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company
Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
..    The reasons for the change
..    Any financial or tax benefits
..    Regulatory benefits
..    Increases in capital structure
..    Changes to the articles of incorporation or bylaws of the company.
..    Absent compelling financial reasons to recommend the transaction, vote
     AGAINST the formation of a holding company if the transaction would include either of the following:
..    Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
..    Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures
Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

Liquidations
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
..    Prospects of the combined company, anticipated financial and operating benefits
..    Offer price
..    Fairness opinion
..    How the deal was negotiated
..    Changes in corporate governance
..    Change in the capital structure
..    Conflicts of interest

Private Placements/Warrants/Convertible Debentures
Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
..    Tax and regulatory advantages
..    Planned use of the sale proceeds
..    Valuation of spinoff
..    Fairness opinion
..    Benefits to the parent company
..    Conflicts of interest
..    Managerial incentives
..    Corporate governance changes
..    Changes in the capital structure

Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. State of Incorporation

Control Share Acquisition Provisions
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions
Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions
Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions
Vote FOR proposals to opt out of state freezeout provisions.

Greenmail
Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. Capital Structure

Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
..    It is intended for financing purposes with minimal or no dilution to current shareholders
..    It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization
Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. Executive and Director Compensation

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:
..    Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
..    Cash compensation, and
..    Categorization of the company as emerging, growth, or mature.
These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which (1) there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members.

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. See Table 1 for details.

Table 1: Proxy Season 2005 Burn Rate Thresholds

                                                        Russell 3000                      Non-Russell 3000
                                                        ------------------------------    ------------------------------
                                                                Standard    Mean + Std            Standard    Mean + Std
GICS            GICS Dsec                               Mean    Deviation      Dev         Mean   Deviation       Dev
------------    --------------------------------        -----   ---------   ----------    -----   ---------   ----------
1010            Energy                                  1.60%     1.02%       2.61%       2.59%     2.19%       4.78%
1510            Materials                               1.55%     0.81%       2.36%       2.54%     1.92%       4.46%
2010            Capital Goods                           1.86%     1.19%       3.05%       3.23%     2.93%       6.17%
2020            Commercial Services & Supplies          2.87%     1.53%       4.40%       4.39%     3.68%       8.07%
2030            Transportation                          2.10%     1.50%       3.60%       2.44%     2.22%       4.66%
2510            Automobiles & Components                2.10%     1.37%       3.48%       2.90%     2.28%       5.18%
2520            Consumer Durables & Apparel             2.40%     1.51%       2.90%       3.42%     2.79%       6.21%
2530            Hotels Restaurants & Leisure            2.39%     1.08%       3.48%       3.30%     2.87%       6.17%
2540            Media                                   2.34%     1.50%       3.84%       4.12%     2.89%       7.01%
2550            Retailing                               2.89%     1.95%       4.84%       4.26%     3.50%       7.75%
3010 to 3030    Food & Staples Retailing                1.98%     1.50%       3.48%       3.37%     3.32%       6.68%
3510            Health Care Equipment & Services        3.24%     1.96%       5.20%       4.55%     3.24%       7.79%
3520            Pharmaceuticals & Biotechnology         3.60%     1.72%       5.32%       5.77%     4.15%       9.92%
4010            Banks                                   1.44%     1.17%       2.61%       1.65%     1.60%       3.25%
4020            Diversified Financials                  3.12%     2.54%       5.66%       5.03%     3.53%       8.55%
4030            Insurance                               1.45%     0.88%       2.32%       2.47%     1.77%       4.24%
4040            Real Estate                             1.01%     0.89%       1.90%       1.51%     1.50%       3.01%
4510            Software & Services                     5.44%     3.05%       8.49%       8.08%     6.01%      14.10%
4520            Technology Hardware & Equipment         4.00%     2.69%       6.68%       5.87%     4.25%      10.12%
4530            Semiconductors & Semiconductor
                Equipment                               5.12%     2.86%       7.97%       6.79%     3.95%      10.74%
5010            Telecommunication Services              2.56%     2.39%       4.95%       4.66%     3.90%       8.56%
5510            Utilities                               0.90%     0.65%       1.55%       3.74%     4.63%       8.38%

A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years. However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as a DEFA 14A or 8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.

Evidence of improved compensation committee performance includes all of the following:
..    The compensation committee has reviewed all components of the CEO's compensation, including the following:
     -    Base salary, bonus, long-term incentives
     - Accumulative realized and unrealized stock option and restricted stock gains
     - Dollar value of perquisites and other personal benefits to the CEO and the cost to the company
     - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program
     - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs)

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.

..    A tally sheet with all the above components should be disclosed for the following termination scenarios:
     -    Payment if termination occurs within 12 months: $_____

     -    Payment if "not for cause" termination occurs within 12 months: $_____
     -    Payment if "change of control" termination occurs within 12 months:
          $_____

..    The compensation committee is committed to provide additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.

     The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

..    The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options1 or performance-accelerated grants2. Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

     The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

..    The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

----------

/1/ Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.
/2/ Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

Based on the additional disclosure of improved performance of the compensation committee, ISS will generally vote FOR the compensation committee members up for annual election and vote FOR the employee-based stock plan if there is one on the ballot. However, ISS is not likely to vote FOR the compensation committee members and/or the employee-based stock plan if ISS believes the company has not provided compelling and sufficient evidence of transparent additional disclosure of executive compensation based on the above requirements.

Director Compensation
Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:

..    Director stock ownership guidelines
-    A minimum of three times the annual cash retainer.

..    Vesting schedule or mandatory holding/deferral period
-    A minimum vesting of three years for stock options or restricted stock, or
-    Deferred stock payable at the end of a three-year deferral period.

..    Mix between cash and equity
- A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.
- If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

..    Retirement/Benefit and Perquisites programs
-    No retirement/benefits and perquisites provided to non-employee directors.

..    Quality of disclosure
- Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.

Stock Plans in Lieu of Cash
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.

Director Retirement Plans
Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
..    Historic trading patterns
..    Rationale for the repricing
..    Value-for-value exchange
..    Treatment of surrendered options
..    Option vesting
..    Term of the option
..    Exercise price
..    Participation

Qualified Employee Stock Purchase Plans
Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:
..    Purchase price is at least 85 percent of fair market value
..    Offering period is 27 months or less, and
..    The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST qualified employee stock purchase plans where any of the following apply:
..    Purchase price is less than 85 percent of fair market value, or
..    Offering period is greater than 27 months, or
..    The number of shares allocated to the plan is more than ten percent of the outstanding shares

Nonqualified Employee Stock Purchase Plans
Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR nonqualified employee stock purchase plans with all the following features:
..    Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company).
..    Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary.
..    Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value.
..    No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Awards
Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:
..    The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)
..    The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

Golden Parachutes and Executive Severance Agreements
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
..    The triggering mechanism should be beyond the control of management
..    The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs
..    Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the company ownership structure.

Pension Plan Income Accounting
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. Social and Environmental Issues

CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
..    The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),
..    The availability and feasibility of alternatives to animal testing to ensure product safety, and
..    The degree that competitors are using animal-free testing

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
..    The company has already published a set of animal welfare standards and monitors compliance
..    The company's standards are comparable to or better than those of peer firms, and
..    There are no serious controversies surrounding the company's treatment of animals

Drug Pricing
Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
..    Whether the proposal focuses on a specific drug and region
..    Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
..    The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending
..    Whether the company already limits price increases of its products
..    Whether the company already contributes life -saving pharmaceuticals to the needy and Third World countries
..    The extent that peer companies implement price restraints

Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
..    The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
..    The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

..    Company's current disclosure on the feasibility of GE product labeling, including information on the related costs
..    Any voluntary labeling initiatives undertaken or considered by the company

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.
..    The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
..    The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure
..    The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:
..    The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees
..    The company's existing healthcare policies, including benefits and healthcare access for local workers
..    Company donations to healthcare providers operating in the region

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Predatory Lending
Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
..    Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
..    Whether the company has adequately disclosed the financial risks of its subprime business
..    Whether the company has been subject to violations of lending laws or serious lending controversies
..    Peer companies' policies to prevent abusive lending practices

Tobacco
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:
Second-hand smoke:
..    Whether the company complies with all local ordinances and regulations
..    The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness
..    The risk of any health-related liabilities

Advertising to youth:
..    Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
.. Whether the company has gone as far as peers in restricting advertising .. Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
..    Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:
..    The percentage of the company's business affected
..    The economic loss of eliminating the business versus any potential tobacco-related liabilities

Spinoff tobacco-related businesses:
..    The percentage of the company's business affected
..    The feasibility of a spinoff
..    Potential future liabilities related to the company's tobacco business

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
..    New legislation is adopted allowing development and drilling in the ANWR region;
..    The company intends to pursue operations in the ANWR; and
..    The company does not currently disclose an environmental risk report for their operations in the ANWR

CERES Principles
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
..    The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
..    The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
..    Environmentally conscious practices of peer companies, including endorsement of CERES
..    Costs of membership and implementation

Environmental-Economic Risk Report
Vote CASE by CASE on proposals requesting an economic risk assessment of environmental performance considering:
..    The feasibility of financially quantifying environmental risk factors,
..    The company's compliance with applicable legislation and/or regulations regarding environmental performance,
..    The costs associated with implementing improved standards,
..    The potential costs associated with remediation resulting from poor environmental performance, and
..    The current level of disclosure on environmental policies and initiatives

Environmental Reports
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
..    The nature of the company's business and the percentage affected
..    The extent that peer companies are recycling
..    The timetable prescribed by the proposal
..    The costs and methods of implementation
..    Whether the company has a poor environmental track record, such as violations of federal and state regulations

Renewable Energy
In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

Sustainability Report
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

..    The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or
..    The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

Outsourcing/ Offshoring
Vote Case by Case on proposals calling for companies to report on the risks associated with outsourcing, considering:
..    Risks associated with certain international markets
..    The utility of such a report to shareholders
..    The existence of a publicly available code of corporate conduct that applies to international operations

Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
..    The relevance of the issue to be linked to pay
..    The degree that social performance is already included in the company's pay structure and disclosed
..    The degree that social performance is used by peer companies in setting pay
..    Violations or complaints filed against the company relating to the particular social performance measure
..    Artificial limits sought by the proposal, such as freezing or capping executive pay
..    Independence of the compensation committee
..    Current company pay levels

Charitable/Political Contributions
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
..    The company is in compliance with laws governing corporate political activities, and
..    The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

China Principles
Vote AGAINST proposals to implement the China Principles unless:
..    There are serious controversies surrounding the company's China operations,
     and

..    The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO)

Country-specific human rights reports
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
..    The nature and amount of company business in that country
..    The company's workplace code of conduct
..    Proprietary and confidential information involved
..    Company compliance with U.S. regulations on investing in the country
..    Level of peer company involvement in the country

International Codes of Conduct/Vendor Standards
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
..    The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
..    Agreements with foreign suppliers to meet certain workplace standards
..    Whether company and vendor facilities are monitored and how
..    Company participation in fair labor organizations
..    Type of business
..    Proportion of business conducted overseas
..    Countries of operation with known human rights abuses
..    Whether the company has been recently involved in significant labor and human rights controversies or violations
..    Peer company standards and practices
..    Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
..    The company does not operate in countries with significant human rights violations
..    The company has no recent human rights controversies or violations, or
..    The company already publicly discloses information on its vendor standards compliance

MacBride Principles
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
..    Company compliance with or violations of the Fair Employment Act of 1989
..    Company antidiscrimination policies that already exceed the legal requirements
..    The cost and feasibility of adopting all nine principles
..    The cost of duplicating efforts to follow two sets of standards (Fair
     Employment and the MacBride Principles)
..    The potential for charges of reverse discrimination

..    The potential that any company sales or contracts in the rest of the United
     Kingdom could be negatively impacted
..    The level of the company's investment in Northern Ireland
..    The number of company employees in Northern Ireland
..    The degree that industry peers have adopted the MacBride Principles
..    Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles

MILITARY BUSINESS

Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
..    Whether the company has in the past manufactured landmine components
..    Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
..    What weapons classifications the proponent views as cluster bombs
..    Whether the company currently or in the past has manufactured cluster bombs or their components
..    The percentage of revenue derived from cluster bomb manufacture
..    Whether the company's peers have renounced future production

Nuclear Weapons
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

Operations in Nations Sponsoring Terrorism (Iran)
Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:
..    The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption
..    Compliance with U.S. sanctions and laws

Spaced-Based Weaponization
Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:
..    The information is already publicly available or
..    The disclosures sought could compromise proprietary information

WORKPLACE DIVERSITY

Board Diversity
Generally vote FOR reports on the company's efforts to diversify the board, unless:
..    The board composition is reasonably inclusive in relation to companies of similar size and business or
..    The board already reports on its nominating procedures and diversity initiatives

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
..    The degree of board diversity
..    Comparison with peer companies
..    Established process for improving board diversity
..    Existence of independent nominating committee
..    Use of outside search firm
..    History of EEO violations

Equal Employment Opportunity (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
..    The company has well-documented equal opportunity programs
..    The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
..    The company has no recent EEO-related violations or litigation

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
..    The composition of senior management and the board is fairly inclusive
..    The company has well-documented programs addressing diversity initiatives and leadership development

..    The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
..    The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation
Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10. Mutual Fund Proxies

Election of Directors
Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

..    attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent
..    ignore a shareholder proposal that is approved by a majority of shares outstanding
..    ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
..    are interested directors and sit on the audit or nominating committee or
..    are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees

Converting Closed-end Fund to Open-end Fund
Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:
..    Past performance relative to its peers
..    Market in which fund invests
..    Measures taken by the board to address the issues
..    Past shareholder activism, board activity, and votes on related proposals
..    Strategy of the incumbents versus the dissidents

..    Independence of directors
..    Experience and skills of director candidates
..    Governance profile of the company
..    Evidence of management entrenchment

Investment Advisory Agreements
Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:
..    Proposed and current fee schedules
..    Fund category/investment objective
..    Performance benchmarks
..    Share price performance as compared with peers
..    Resulting fees relative to peers
..    Assignments (where the advisor undergoes a change of control)

Approving New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals
Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for antitakeover purposes.

1940 Act Policies
Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction
Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASEBY-CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

Name Change Proposals
Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition.

Change in Fund's Subclassification
Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry

Disposition of Assets/Termination/Liquidation
Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund's past performance; and terms of the liquidation.

Changes to the Charter Document
Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:
..    The degree of change implied by the proposal
..    The efficiencies that could result
..    The state of incorporation
..    Regulatory standards and implications

Vote AGAINST any of the following changes:
..    Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
..    Removal of shareholder approval requirement for amendments to the new declaration of trust
..    Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
..    Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
..    Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
..    Removal of shareholder approval requirement to change the domicile of the fund

Changing the Domicile of a Fund
Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements
Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fees charged to comparably sized funds with similar objectives, the proposed distributor's reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.

Mergers
Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals to Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Advisor
Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

                        Nuveen Equity Premium and Growth Fund







                           _________  Common Shares




                  -------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                  -------------------------------------------

                                 ______ __, 2005

                           PART C - OTHER INFORMATION


Item 25: Financial Statements and Exhibits


     1.  Financial Statements:


     Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed in a subsequent Pre-effective Amendment to the Registration Statement.


     2.  Exhibits:

a.1. Declaration of Trust dated November 11, 2004. Filed on September 23, 2005 as exhibit a.1. to Registrant's registration statement on Form N-2 (File no. 333-128545) and incorporated herein by reference.

a.2. Amended and Restated Declaration of Trust dated September 12, 2005. Filed on September 23, 2005 as exhibit a.2. to Registrant's registration statement on Form N-2 (File no. 333-128545) and incorporated herein by reference.

b. By-laws of Registrant. Filed on September 23, 2005 as exhibit b. to Registrant's registration statement on Form N-2 (File no. 333-128545) and incorporated herein by reference.

c.   None.

d.   Not Applicable.

e.   Terms and Conditions of the Automatic Dividend Reinvestment Plan.*

f.   None.

g.1 Investment Management Agreement between Registrant and Nuveen Asset Management dated _______, 2005.*


g.2 Form of Investment Sub-Advisory Agreement between Nuveen Asset Management and Gateway Investment Advisers, L.P.*

h.1  Form of Underwriting Agreement.*



h.2  Form of Merrill Lynch & Co. Standard Dealer Agreement.*


h.3  Form of Nuveen Master Selected Dealer Agreement.*


h.4  Form of Merrill Lynch & Co. Master Agreement Among
     Underwriters.*


h.5  Form of Dealer Letter Agreement.*

i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.*


j. Form of Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated February 25, 2005.*

k.1 Shareholder Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002.*

k.2 Expense Reimbursement Agreement between Registrant and Nuveen Asset Management dated ________, 2005.*

k.3 License Agreement between Standard & Poor's and Nuveen Investments, LLC dated October 26, 2004.*

k.4 Form of Amendment No. __ to License Agreement between Standard & Poor's and Nuveen Asset Management.*

k.5  Form of Structuring Fee Agreement between Nuveen Asset Management and
     ________________________.*


l.1  Opinion and consent of Bell, Boyd & Lloyd LLC.




l.2  Opinion and consent of Bingham McCutchen LLP.

m.   None.



n.   Consent of PricewaterhouseCoopers LLP.



o.   None.

p.   Subscription Agreement of Nuveen Asset Management dated ______, 2005.*

q.   None.

r.1  Code of Ethics of Nuveen Exchange-Traded Funds and Nuveen Asset
     Management.*

r.2  Code of Ethics of Gateway Investment Advisors, L.P.*

s.   Powers of Attorney.
-------------
*  To be filed by amendment.


Item 26: Marketing Arrangements



Sections 3, 5 and 6(n) of the Form of Underwriting Agreement filed as Exhibit h.1 to this Registration Statement.


See the Introductory Paragraph and Sections 2 and 3(d) of the Form of _________ __________________ Master Selected Dealer Agreement filed as Exhibit h.2 to this Registration Statement and the Introductory Paragraph and Sections 2 and 3 of the Form of Nuveen Master Selected Dealer Agreement filed as Exhibit h.3 to this Registration Statement.

See the Introductory Paragraph and Sections 1.2, 3.1, 3.2, 3.4-3.8, 4.1, 4.2, 5.1-5.4, 6.1, 10.9 and 10.10 of the Form of ____________________________
Master Agreement Among Underwriters filed as Exhibit h.4 to this Registration Statement.


See Paragraph e of the Form of Dealer Letter Agreement between Nuveen and the Underwriters filed as Exhibit h.5 to this Registration Statement.



Item 27: Other Expenses of Issuance and Distribution






     Securities and Exchange Commission fees                       $   2.35
     National Association of Securities Dealers, Inc. fees           502.00
     Printing and engraving expenses                                   *
     Legal Fees                                                        *
     Exchange listing fees                                             *
     Blue Sky filing fees and expenses                                 *
     Underwriters reimbursement                                        *
     Miscellaneous expenses                                            *
                                                                 -------------
          Total                                                    $   *
                                                                 =============

------------





     *To be completed by amendment.




Item 28: Persons Controlled by or under Common Control with Registrant

     Not applicable.

Item 29: Number of Holders of Securities







     At October 25, 2005:




                                                            Number of
                  Title of Class                         Record Holders
                  --------------                         --------------
       Common Shares, $0.01 par value                          0




Item 30: Indemnification

     Section 4 of Article XII of the Registrant's Declaration of Trust provides as follows:

     Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

     No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

          (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

          (ii)  by written opinion of independent legal counsel.

     The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

     Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

     (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

     (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

     As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     The trustees and officers of the Registrant are covered by Investment Trust Directors and Officers and Errors and Omission policies in the aggregate amount of $50,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $500,000 deductible, which does not apply to individual trustees or officers.

      Section 9 of the Form of Underwriting Agreement to be filed as Exhibit h.1 to this Registration Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities
Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31: Business and Other Connections of Investment Adviser



     Nuveen Asset Management ("NAM") serves as investment adviser to separately managed accounts, closed-end management investment companies and to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Investment Trust, Nuveen Investment Trust II and Nuveen Investment Trust III.

     NAM has no other clients or business at the present time. For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser who serve as officers or Trustees of the Registrant has engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management of the Fund" in Part B of this Registration Statement. Such information for the remaining senior officers of NAM appears below:


                                                  Other Business Profession, Vocation or
Name and Position with NAM                           Employment During Past Two Years
---------------------------                       --------------------------------------
John P. Amboian, President and Director.......  President and Director of Nuveen Investments, Inc., Nuveen Investments, LLC,
                                                Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen
                                                Investments Advisors Inc., and Nuveen Investments Holdings, Inc.; formerly,
                                                President and Director of Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                Corp.


Alan G. Berkshire, Senior Vice President and
Secretary.....................................  Senior Vice President, Secretary and General Counsel of Nuveen
                                                Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse
                                                Asset Management, Inc. and Nuveen Investments Holdings, Inc.; Senior Vice President
                                                and Secretary of Nuveen Investments Advisors Inc.; Assistant Secretary of NWQ
                                                Investment Management Company, LLC and Secretary of Symphony Asset Management, LLC.;
                                                formerly, Vice President and Secretary of Nuveen Institutional Advisory Corp. and
                                                Nuveen Advisory Corp. (1997-2004).


Stuart J. Cohen, Vice President, Assistant
Secretary and Assistant General Counsel.......  Vice President, Assistant Secretary and Assistant General Counsel of Nuveen
                                                Investments, LLC, Nuveen Investments Holdings, Inc. and Rittenhouse Asset
                                                Management, Inc.; Vice President of Nuveen Investments Advisers Inc.


Sherri A. Hlavacek, Vice President and
Corporate Controller..........................  Vice President and Corporate Controller of Nuveen Investments, LLC, Nuveen
                                                Investments Holdings, Inc., Nuveen Investments Advisers Inc. and Rittenhouse
                                                Asset Management, Inc.; Vice President and Controller of Nuveen Investments, Inc.;
                                                Certified Public Accountant.


Mary E. Keefe, Managing Director and Chief
Compliance Officer............................  Managing Director Officer (since 2004) of Nuveen Investments, Inc.; Managing
                                                Director and Chief Compliance Officer of Nuveen Investments, LLC, Nuveen
                                                Investments Advisers Inc., Nuveen Asset Management, Nuveen Investments
                                                Institutional Services Group LLC and Rittenhouse Asset Management, Inc.; Chief
                                                Compliance Officer of Symphony Asset Management, LLC; formerly, Head of Global
                                                Compliance (January 2004 - May 2004) Citadel Investment Group; Director, Midwest
                                                Regional Office (1994 - 2003) United States Securities and Exchange Commission.


Margaret E. Wilson, Senior Vice President,
Finance.......................................  Senior Vice President, Finance of Nuveen Investments, Inc., Nuveen Investments,
                                                LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen
                                                Investments Advisors Inc. and Nuveen Investments Holdings, Inc.; formerly, Senior
                                                Vice President, Finance of Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                Corp. (1998-2004).



     Gateway Investment Advisers, L.P. currently is the investment adviser or subadviser to two mutual funds and three closed-end funds that invest in integrated equity index option strategies. The address for Gateway Investment Advisers, L.P. is 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209. See "Investment Advisers" in Part B of the Registration Statement.


     Set forth below is a list of each director and senior officer of Gateway, indicating each business, profession, vocation or employment of a substantial nature in which such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, parties or trustee.





















                                              Other Business Profession, Vocation or
Name and Position with Gateway                   Employment During Past Two Years
------------------------------                --------------------------------------

Walter G. Sall                              Chairman and Trustee, Gateway Trust and Gateway Variable Insurance Trust;
Chairman and Chief Executive Officer        Director, Melmedica Children's Healthcare, Inc.; Director,
                                            Director, Anderson Bank Company of Cincinnati, OH


J. Patrick Rogers                           President, Gateway Trust and Gateway Variable Insurance Trust;
President, Chief Investment Officer         Trustee, Gateway Trust; Portfolio Manager, Gateway Fund, Gateway
and Director                                VIT Fund and Nuveen Equity Premium Income Fund; Co-Portfolio Manager,
                                            Nuveen Equity Premium Opportunity Fund and Nuveen Equity Premium Advantage Fund

Geoffrey Keenan                             Vice President, Gateway Trust and Gateway Variable Insurance Trust
Executive Vice President and
Chief Operating Officer

Gary H. Goldschmidt                         Vice President and Treasurer, Gateway Trust and
Vice President and Chief Financial Officer  Gateway Variable Insurance Trust

Harry E. Merriken
Senior Vice President

Paul R. Stewart
Senior Vice President

Donna M. Squeri                             Secretary, Gateway Trust and Gateway Variable Insurance Trust
General Counsel and Secretary


Item 32: Location of Accounts and Records


     Nuveen Asset Management, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all advisory material of the investment adviser.


     Gateway Investment Advisers, L.P. is 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209, maintains certain of its advisory material.


     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Asset Management.


Item 33: Management Services

         Not applicable.

Item 34: Undertakings

     1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement; or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2.   Not applicable.

     3.   Not applicable.

     4.   Not applicable.

     5.   The Registrant undertakes that:

          a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES







     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 25th day of October, 2005.








                            NUVEEN EQUITY PREMIUM AND GROWTH FUND

                            /s/ Jessica R. Droeger
                            ________________________________________
                            Jessica R. Droeger, Vice President and
                            Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.







        Signature                     Title                           Date
        ---------                     -----                           ----

/s/ Stephen D. Foy           Vice President and Controller   October 25, 2005
----------------------       (Principal Financial and
    Stephen D. Foy           Accounting Officer)


/s/ Gifford R. Zimmerman     Chief Administrative Officer    October 25, 2005
------------------------     (Principal Executive Officer)
    Gifford R. Zimmerman


Timothy R. Schwertfeger*     Chairman of the Board and      By: /s/ Jessica R. Droeger
                             Trustee                            ------------------------
                                                                    Jessica R. Droeger
                                                                    Attorney-In-Fact
                                                                    October 25, 2005

Robert P. Bremner*           Trustee

Lawrence H. Brown*           Trustee

Jack B. Evans*               Trustee

William C. Hunter*           Trustee

David J. Kundert*            Trustee

William J. Schneider*        Trustee

Judith M. Stockdale*         Trustee

Eugene S. Sunshine*          Trustee




     *Original powers of attorney authorizing Jessica R. Droeger and Gifford R. Zimmerman, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and filed as exhibits.

                                INDEX TO EXHIBITS




a.1. Declaration of Trust dated November 11, 2004.*



a.2. Amended and Restated Declaration of Trust dated September 12, 2005.*



b.   By-laws of Registrant.*


c.   None.

d.   Not Applicable.




e.   Terms and Conditions of the Automatic Dividend Reinvestment Plan.**



f.   None.



g.1 Investment Management Agreement between Registrant and Nuveen Asset Management dated _______, 2005.**


g.2 Form of Investment Sub-Advisory Agreement between Nuveen Asset Management and Gateway Investment Advisers, L.P.**



h.1  Form of Underwriting Agreement.**



h.2  Form of Merrill Lynch & Co. Standard Dealer Agreement.**


h.3  Form of Nuveen Master Selected Dealer Agreement.**



h.4  Form of Merrill Lynch & Co. Master Agreement Among Underwriters.**


h.5  Form of Dealer Letter Agreement.**



i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.**



j. Form of Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated February 25, 2005.**




k.1 Shareholder Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002.**




k.2 Expense Reimbursement Agreement between Registrant and Nuveen Asset Management dated _______, 2005.**



k.3 License Agreement between Standard & Poor's and Nuveen Investments, LLC dated October 26, 2004.**



k.4 Form of Amendment No. __ to License Agreement between Standard & Poor's and Nuveen Asset Management.**



k.5  Form of Structuring Fee Agreement between Nuveen Asset Management and
     _______.**



l.1  Opinion and consent of Bell, Boyd & Lloyd LLC.



l.2  Opinion and consent of Bingham McCutchen LLP.


m.   None.


n.   Consent of PricewaterhouseCoopers LLP.


o.   None.




p.   Subscription Agreement of Nuveen Asset Management dated _______, 2005.**




q.   None.




r.1  Code of Ethics of Nuveen Exchange-Traded Funds and Nuveen Asset
     Management.**




r.2  Code of Ethics of Gateway Investment Advisors, L.P.**





s.   Powers of Attorney.

------------------

*   Previously filed.
**  To be filed by amendment.